                                                                   EXHIBIT 17(c)

PROSPECTUS
----------
November 27, 1996

       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

   MERRILL LYNCH ARIZONA LIMITED MATURITY          MERRILL LYNCH MICHIGAN LIMITED MATURITY
            MUNICIPAL BOND FUND                              MUNICIPAL BOND FUND
 MERRILL LYNCH CALIFORNIA LIMITED MATURITY        MERRILL LYNCH NEW JERSEY LIMITED MATURITY
            MUNICIPAL BOND FUND                              MUNICIPAL BOND FUND
   MERRILL LYNCH FLORIDA LIMITED MATURITY          MERRILL LYNCH NEW YORK LIMITED MATURITY
            MUNICIPAL BOND FUND                              MUNICIPAL BOND FUND
MERRILL LYNCH MASSACHUSETTS LIMITED MATURITY     MERRILL LYNCH PENNSYLVANIA LIMITED MATURITY
            MUNICIPAL BOND FUND                              MUNICIPAL BOND FUND

   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800

     Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") consists of eight separate series: Merrill Lynch Arizona Limited Maturity Municipal Bond Fund (the "Arizona Fund"), Merrill Lynch California Limited Maturity Municipal Bond Fund (the "California Fund"), Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the "Florida Fund"), Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund (the "Massachusetts Fund"), Merrill Lynch Michigan Limited Maturity Municipal Bond Fund (the "Michigan Fund"), Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund (the "New Jersey Fund"), Merrill Lynch New York Limited Maturity Municipal Bond Fund (the "New York Fund") and Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund (the "Pennsylvania Fund"). Each series of the Trust is referred to herein as a "Fund". Each Fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes and personal income taxes imposed by the designated state (and, in certain instances, state intangible personal property taxes and local personal income taxes) as is consistent with prudent investment management. Under normal market conditions, each Fund invests primarily in a portfolio of intermediate-term investment grade obligations of the designated state or its political subdivisions, agencies or instrumentalities, or certain other jurisdictions, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes and personal income taxes of the designated state and, where applicable, local personal income taxes in the designated state. The obligations in which the Funds invest have remaining maturities of between one and ten years, and it is anticipated that, depending on market conditions, the dollar weighted average maturity of each Fund's portfolio will not exceed five years. The Funds may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Funds to an alternative minimum tax. At times, a Fund may seek to hedge its portfolio through the use of futures and options transactions. There can be no assurance that the investment objective of any Fund will be realized. For more information on each Fund's investment objectives and policies, please see "Investment Objectives and Policies" on page 19.
                                                   (continued on following page)

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

     This Prospectus is a concise statement of information about the Trust and each Fund that is relevant to making an investment in a Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Trust and each Fund, dated November 27, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Trust at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.
                            ------------------------

                        Fund Asset Management -- Manager
              Merrill Lynch Funds Distributor, Inc. -- Distributor

(continued from prior page)

     Pursuant to the Merrill Lynch Select Pricing(SM) System, each
Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select
Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM)
System" on page 7.

     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Trust's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

     Unless otherwise indicated, the information set forth in this Prospectus is applicable to each Fund. Management of the Trust has considered the possibility that the use of a combined prospectus may subject a Fund or Funds to liability for an alleged misstatement relating to another Fund or Funds. Management believes this possibility is remote.

     Each Fund has qualified its shares for sale under the securities laws of certain states, and shares of a Fund may be purchased only in jurisdictions in which such shares are qualified for purchase. This Prospectus does not constitute an offering of shares of any Fund in any state or jurisdiction in which such offering may not lawfully be made. An investor considering purchasing shares of a Fund should consult his or her Merrill Lynch Financial Consultant to determine whether shares of such Fund are available for purchase in his or her state.

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Funds follows:

                                                                           All Funds
                                             ----------------------------------------------------------------------
                                             Class A(a)         Class B(b)                 Class C         Class D
                                             ----------   -----------------------  ----------------------- --------
Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).....    1.0%(c)              None                     None           1.0%(c)
Sales Charge Imposed on Dividend
  Reinvestments...........................      None               None                     None             None
Deferred Sales Charge (as a percentage of
  original purchase price or redemption
  proceeds, whichever is lower)...........    None(d)      1.0% during the first    1.0% during the first  None(d)
                                                                   year,                    year,
                                                            decreasing to 0.0%       decreasing to 0.0%
                                                                   after                    after
                                                             the first year(e)        the first year(f)
Exchange Fee..............................      None               None                     None             None

------------
(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 36 and "Shareholder Services--Fee-Based Programs"--page 48.
(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 38.
(c) Reduced for purchases of $100,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 36.
(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 0.20% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 48.
(e) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 48.
(f) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 48.

                                                        (continued on next page)

                                         Arizona Fund                                   California Fund
                          -------------------------------------------     -------------------------------------------
                          Class A     Class B     Class C     Class D     Class A     Class B     Class C     Class D
                          -------     -------     -------     -------     -------     -------     -------     -------
Annual Fund Operating
  Expenses (as a
  percentage of
  average
  net assets):
Management Fees(g)....      0.35%       0.35%       0.35%       0.35%       0.35%       0.35%       0.35%       0.35%
Rule 12b-1 Fees(h)
  Account Mainte-
    nance Fees........      None        0.15%       0.15%       0.10%       None        0.15%       0.15%       0.10%
  Distribution
    Fees(i)...........      None        0.20%*      0.20%       None        None        0.20%*      0.20%       None
Other Expenses........      1.92%       1.91%       2.10%       1.97%       0.95%       0.96%       0.80%       0.95%
                          ------      ------      ------      ------      ------      ------      ------      ------
Total Fund Operating
  Expenses**..........      2.27%       2.61%       2.80%       2.42%       1.30%       1.66%       1.50%       1.40%
                          ======      ======      ======      ======      ======      ======      ======      ======

                                        Florida Fund                                  Massachusetts Fund
                        ---------------------------------------------     -------------------------------------------
                         Class A      Class B     Class C     Class D     Class A     Class B     Class C     Class D
                        ----------    -------     -------     -------     -------     -------     -------     -------
Annual Fund Operating
  Expenses (as a
  percentage of
  average
  net assets):
Management Fees(g)....       0.35%      0.35%       0.35%       0.35%       0.35%       0.35%       0.35%       0.35%
Rule 12b-1 Fees(h)
  Account Mainte-
    nance Fees........       None       0.15%       0.15%       0.10%       None        0.15%       0.15%       0.10%
  Distribution
    Fees(i)...........       None       0.20%*      0.20%       None        None        0.20%*      0.20%       None
Other Expenses........       0.62%      0.62%       0.53%       0.62%       1.80%       1.91%       1.67%       1.97%
                             ----       ----        ----        ----        ----        ----        ----        ----
Total Fund Operating
  Expenses**..........       0.97%      1.32%       1.23%       1.07%       2.15%       2.61%       2.37%       2.42%
                             ====       ====        ====        ====        ====        ====        ====        ====

------------
(g) See "Management of the Trust--Management and Advisory Arrangements"--page
    32.
(h) See "Purchase of Shares--Distribution Plans"--page 41.
(i) Distribution Fees reflect the maximum amount a Fund would be subject to pay under its Distribution Plans. See "Purchase of Shares--Distribution Plans"--page 41. Such amount, however, is subject to certain limitations. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges"--page 44.
  * Class B shares convert to Class D shares automatically after approximately ten years and cease being subject to distribution fees.
 ** For the fiscal year ended July 31, 1996, Fund Asset Management, L.P. (the
    "Manager") voluntarily waived all of the management fees due from each of the Funds and voluntarily reimbursed each of the Funds for a portion of other expenses (excluding Rule 12b-1 fees), except for the Florida Fund, for which the Manager voluntarily waived $24,123 of the management fees due from such Fund and did not reimburse any portion of other expenses (excluding Rule 12b-1 fees). The Total Fund Operating Expenses in the fee table above have been restated to assume the absence of any such waiver or reimbursement because the Manager may discontinue or reduce such waiver of fees and/or assumption of expenses at any time without notice. The actual Total Fund Operating Expenses, net of the waiver, is provided below for the fiscal year ended July 31, 1996.

                                                      Management Fees                             Total Operating
                                                         Waived and                                Expenses After
                                                          Expenses                                   Waiver and
                                                         Reimbursed                                Reimbursement
                                          ----------------------------------------    ----------------------------------------
                                          Class A    Class B    Class C    Class D    Class A    Class B    Class C    Class D
                                          -------    -------    -------    -------    -------    -------    -------    -------
Arizona Fund...........................     1.53%      1.52%      1.77%      1.52%      0.74%      1.09%      1.03%      0.90%
California Fund........................     0.36%      0.36%      0.36%      0.34%      0.94%      1.30%      1.14%      1.06%
Florida Fund...........................     0.08%      0.08%      0.02%      0.08%      0.89%      1.24%      1.21%      0.99%
Massachusetts Fund.....................     1.38%      1.45%      1.43%      1.49%      0.77%      1.16%      0.94%      0.93%
Michigan Fund..........................     2.04%      2.04%      2.07%      2.19%      0.74%      1.10%      1.24%      0.87%
New Jersey Fund........................     1.02%      1.02%      1.04%      1.02%      0.76%      1.10%      1.00%      0.84%
New York Fund..........................     0.88%      0.88%      0.88%      0.87%      0.50%      0.87%      0.71%      0.62%
Pennsylvania Fund......................     0.83%      0.84%      0.86%      0.75%      0.80%      1.15%      0.97%      0.96%

               Michigan Fund                                  New Jersey Fund
-------------------------------------------     -------------------------------------------
Class A     Class B     Class C     Class D     Class A     Class B     Class C     Class D
-------     -------     -------     -------     -------     -------     -------     -------

  0.35%       0.35%       0.35%       0.35%       0.35%       0.35%       0.35%       0.35%

  None        0.15%       0.15%       0.10%       None        0.15%       0.15%       0.10%
  None        0.20%*      0.20%       None        None        0.20%*      0.20%       None
  2.43%       2.44%       2.61%       2.61%       1.43%       1.42%       1.34%       1.41%
  ----        ----        ----        ----        ----        ----        ----        ----
  2.78        3.14%       3.31%       3.06%       1.78%       2.12%       2.04%       1.86%
  ====        ====        ====        ====        ====        ====        ====        ====


                 New York Fund                                  Pennsylvania Fund
         ---------------------------------------------     -------------------------------------------
Class A   Class A      Class B     Class C     Class D     Class A     Class B     Class C     Class D
-------  ----------    -------     -------     -------     -------     -------     -------     -------

  0.35%       0.35%      0.35%       0.35%       0.35%       0.35%       0.35%       0.35%       0.35%

  None        None       0.15%       0.15%       0.10%       None        0.15%       0.15%       0.10%
  None        None       0.20%*      0.20%       None        None        0.20%*      0.20%       None
  2.43%       1.03%      1.05%       0.89%       1.04%       1.28%       1.29%       1.13%       1.26%
  ----        ----       ----        ----        ----        ----        ----        ----        ----
  2.78        1.38%      1.75%       1.59%       1.49%       1.63%       1.99%       1.83%       1.71%
  ====        ====       ====        ====        ====        ====        ====        ====        ====

Example:

                                                    Cumulative Expenses Paid for the Period Indicated
                                      ------------------------------------------------------------------------------
                                                  Arizona Fund                           California Fund
                                      -------------------------------------   --------------------------------------
                                      1 Year   3 Years   5 Years   10 Years   1 Year    3 Years   5 Years   10 Years
                                      ------   -------   -------   --------   -------   -------   -------   --------
An investor in each Fund would pay
 the following expenses on a $1,000
 investment including the maximum
 $10.00 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each class
 set forth on pages 4 and 5, (2) a
 5% annual return throughout the
 period, and (3) redemption at the
 end of the period:
   Class A..........................   $ 33     $  80     $ 130      $268      $  23     $  51     $  81      $165
   Class B..........................   $ 36     $  81     $ 139      $294      $  27     $  52     $  90      $197
   Class C..........................   $ 38     $  87     $ 148      $313      $  25     $  47     $  82      $179
   Class D..........................   $ 34     $  85     $ 138      $283      $  24     $  54     $  86      $176
An investor would pay the following
 expenses on the same $1,000
 investment assuming no redemption
 at the end of the period:
   Class A..........................   $ 33     $  80     $ 130      $268      $  23     $  51     $  81      $165
   Class B..........................   $ 26     $  81     $ 139      $294      $  17     $  52     $  90      $197
   Class C..........................   $ 28     $  87     $ 148      $313      $  15     $  47     $  82      $179
   Class D..........................   $ 34     $  85     $ 138      $283      $  24     $  54     $  86      $176


                                                    Florida Fund                           Massachusetts Fund
                                      ----------------------------------------   --------------------------------------
                                        1 Year    3 Years   5 Years   10 Years   1 Year    3 Years   5 Years   10 Years
                                      ----------  -------   -------   --------   -------   -------   -------   --------
An investor in each Fund would pay
 the following expenses on a $1,000
 investment including the maximum
 $10.00 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each class
 set forth on pages 4 and 5, (2) a
 5% annual return throughout the
 period, and (3) redemption at the
 end of the period:
   Class A..........................  $      20     $41       $63       $128       $232      $77      $ 124      $256
   Class B..........................  $      23     $42       $72       $159       $36       $81      $ 139      $294
   Class C..........................  $      23     $39       $68       $149       $34       $74      $ 127      $271
   Class D..........................  $      21     $44       $68       $139       $34       $85      $ 138      $283
An investor would pay the following
 expenses on the same $1,000
 investment assuming no redemption
 at the end of the period:
   Class A..........................  $      20     $41       $63       $128       $32       $77      $ 124      $256
   Class B..........................  $      13     $42       $72       $159       $26       $81      $ 139      $294
   Class C..........................  $      13     $39       $68       $149       $24       $74      $ 127      $271
   Class D..........................  $      21     $44       $68       $139       $34       $85      $ 138      $283

                                                  Michigan Fund                          New Jersey Fund
                                      -------------------------------------   --------------------------------------
                                      1 Year   3 Years   5 Years   10 Years   1 Year    3 Years   5 Years   10 Years
                                      ------   -------   -------   --------   -------   -------   -------   --------
An investor in each Fund would pay
 the following expenses on a $1,000
 investment including the maximum
 $10.00 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each class
 set forth on pages 4 and 5, (2) a
 5% annual return throughout the
 period, and (3) redemption at the
 end of the period:
   Class A..........................   $ 38     $  95     $ 155      $318      $  28     $  65     $ 105      $217
   Class B..........................   $ 42     $  97     $ 164      $345      $  32     $  66     $ 114      $245
   Class C..........................   $ 43     $ 102     $ 173      $360      $  31     $  64     $ 110      $237
   Class D..........................   $ 41     $ 104     $ 169      $344      $  29     $  68     $ 110      $226
An investor would pay the following
 expenses on the same $1,000
 investment assuming no redemption
 at the end of the period:
   Class A..........................   $ 38     $  95     $ 155      $318      $  28     $  65     $ 105      $217
   Class B..........................   $ 32     $  97     $ 164      $345      $  22     $  66     $ 114      $245
   Class C..........................   $ 33     $ 102     $ 173      $360      $  21     $  64     $ 110      $237
   Class D..........................   $ 41     $ 104     $ 169      $344      $  29     $  68     $ 110      $226

                                                   New York Fund                           Pennsylvania Fund
                                      ----------------------------------------   --------------------------------------
                                        1 Year    3 Years   5 Years   10 Years   1 Year    3 Years   5 Years   10 Years
                                      ----------  -------   -------   --------   -------   -------   -------   --------
An investor in each Fund would pay
 the following expenses on a $1,000
 investment including the maximum
 $10.00 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each class
 set forth on pages 4 and 5, (2) a
 5% annual return throughout the
 period, and (3) redemption at the
 end of the period:
   Class A..........................  $      24     $53       $85       $174       $26       $61      $  98      $201
   Class B..........................  $      28     $55       $95       $206       $30       $62      $ 107      $232
   Class C..........................  $      26     $50       $87       $189       $29       $58      $  99      $215
   Class D..........................  $      25     $57       $91       $186       $27       $63      $ 102      $210
An investor would pay the following
 expenses on the same $1,000
 investment assuming no redemption
 at the end of the period:
   Class A..........................  $      24     $53       $85       $174       $26       $61      $  98      $201
   Class B..........................  $      18     $55       $95       $206       $20       $62      $ 107      $232
   Class C..........................  $      16     $50       $87       $189       $19       $58      $  99      $215
   Class D..........................  $      25     $57       $91       $186       $27       $63      $ 102      $210

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that shareholders in the Funds will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The example should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. Class B and Class C shareholders of any Fund who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Trust's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     Each of the Funds offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A, Class B and Class D shares may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B are sold to investors choosing the deferred sales charge alternative. Class C shares are not offered for sale by the Funds but are available for exchange with Class C shares of other MLAM-advised mutual funds. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or FAM, an affiliate of MLAM. Funds advised by MLAM or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".

     Each Class A, Class B, Class C or Class D share of each of the Funds represents an identical interest in the investment portfolio of that Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs and distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund issuing the shares and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of that Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM)
System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

---------------------------------------------------------------------------------------------------------------------
                                                      Account
                                                    Maintenance    Distribution
   Class                Sales Charge(1)                 Fee            Fee                Conversion Feature
---------------------------------------------------------------------------------------------------------------------
     A            Maximum 1.0% initial sales           No             No                          No
                         charge(2)(3)
--------------------------------------------------------------------------------------------------------------------
     B             1.0% CDSC for one year(4)         0.15%           0.20%           B shares convert to D shares
                                                                                   automatically after approximately
                                                                                             ten years(5)
--------------------------------------------------------------------------------------------------------------------
    C(7)           1.0% CDSC for one year(6)         0.15%           0.20%                        No
--------------------------------------------------------------------------------------------------------------------
     D            Maximum 1.0% initial sales         0.10%            No                          No
                           charge(3)
--------------------------------------------------------------------------------------------------------------------

------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".
(3) Reduced for purchases of $100,000 or more and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 0.20% CDSC for one year. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of a Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.
(7) Class C shares will be issued only upon exchange for Class C shares of another MLAM-advised mutual fund. See "Shareholder Services--Exchange Privilege".

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of a Fund in a shareholder account are entitled to purchase additional Class A shares of such Fund in that account. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML&Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 1.00%, which is reduced for purchases of $100,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs.

         Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 0.20% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.15% and an ongoing distribution fee of 0.20%, of the Fund's average net assets attributable to the Class B shares, as well as a CDSC if they are redeemed within one year of purchase. Such CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. Approximately ten years after issuance, Class B shares of a Fund will convert automatically into Class D shares of that Fund, which are subject to a lower account maintenance fee than Class B shares and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of a Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares of the Funds are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual fund for Class C shares of one of the Funds. Class C shares are subject to an ongoing account maintenance fee of 0.15% and an ongoing distribution fee of 0.20% of the Fund's average net assets attributable to Class C shares. Although, like Class B shares, Class C shares are subject to a 1.0% CDSC for one year, Class C shares have no conversion feature and, accordingly, an investor that acquires Class C shares will be subject to distribution fees and higher account maintenance fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchase may be subject to a CDSC of 0.20% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. The schedule of initial sales charges and reductions for

         Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases of Class D shares in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternative. Because no initial sales charges are deducted at the time of purchase, Class B shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternative may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares of a Fund will be converted into Class D shares of that Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Although Class C shareholders are subject to the same CDSC period and rate as Class B shareholders, Class C shares have no conversion feature, and therefore are subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

     The financial information in the tables below has been audited in connection with the annual audits of the financial statements of the Trust by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended July 31, 1996 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in such audited financial statements. Further information about the performance of the Funds is contained in the Trust's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Trust at the telephone number or address on the front cover of this Prospectus.

                                                                               Arizona Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.17  $    9.97  $   10.00  $   10.16  $    9.97  $   10.00  $   10.17  $    9.89
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .41        .43        .23        .37        .39        .20        .37        .29
 Realized and unrealized gain (loss) on
   investments--net.....................       (.09)       .20       (.03)      (.08)       .19       (.03)      (.09)       .28
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .32        .63        .20        .29        .58        .17        .28        .57
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends from investment
 income--net............................       (.41)      (.43)      (.23)      (.37)      (.39)      (.20)      (.37)      (.29)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $   10.08  $   10.17  $    9.97  $   10.08  $   10.16  $    9.97  $   10.08  $   10.17
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      3.16%      6.47%     2.02%#      2.88%      5.99%     1.78%#      2.78%     5.90%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .74%       .35%      .02%*      1.09%       .72%      .38%*      1.03%     1.05%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................      2.27%      2.05%     1.82%*      2.61%      2.44%     2.18%*      2.80%     2.79%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      4.01%      4.31%     3.37%*      3.65%      3.95%     3.02%*      3.86%     3.80%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $     813  $   1,054  $   2,103  $   2,885  $   5,191  $   5,575  $     135  $       1
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................     43.53%    182.58%    142.37%     43.53%    182.58%    142.37%     43.53%    182.58%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.17  $    9.89
                                          ---------  ---------
 Investment income--net.................        .40        .33
 Realized and unrealized gain (loss) on
   investments--net.....................       (.09)       .28
                                          ---------  ---------
Total from investment operations........        .31        .61
                                          ---------  ---------
Less dividends from investment
 income--net............................       (.40)      (.33)
                                          ---------  ---------
Net asset value, end of period..........  $   10.08  $   10.17
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      3.05%     6.34%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .90%      .55%*
                                          =========  =========
Expenses................................      2.42%     2.39%*
                                          =========  =========
Investment income--net..................      3.88%     4.31%*
                                          =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $     619  $      19
                                          =========  =========
Portfolio turnover......................     43.53%    182.58%
                                          =========  =========

------------
  * Annualized.
 ** Total investment returns exclude the effects of sales loads.
  + Commencement of operations.
  # Aggregate total investment return.

                                                                             California Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.99  $    9.88  $   10.00  $    9.99  $    9.88  $   10.00  $    9.99  $    9.76
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .39        .42        .24        .36        .39        .21        .37        .31
 Realized and unrealized gain (loss) on
   investments--net.....................        .06        .11       (.12)       .05        .11       (.12)       .06        .23
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .45        .53        .12        .41        .50        .09        .43        .54
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends from investment
income--net.............................       (.39)      (.42)      (.24)      (.36)      (.39)      (.21)      (.37)      (.31)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $   10.05  $    9.99  $    9.88  $   10.04  $    9.99  $    9.88  $   10.05  $    9.99
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      4.56%      5.60%     1.23%#      4.08%      5.23%      .99%#      4.35%     5.60%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .94%       .40%      .02%*      1.30%       .76%      .38%*      1.14%      .82%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................      1.30%      1.44%     1.16%*      1.66%      1.80%     1.52%*      1.50%     1.98%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      3.89%      4.36%     3.54%*      3.53%      4.00%     3.19%*      3.69%     4.04%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $   3,162  $   3,527  $   3,804  $   9,919  $  10,363  $  11,430  $      55  $      64
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................     11.09%    124.72%    130.10%     11.09%    124.72%    130.10%     11.09%    124.72%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.99  $    9.76
                                          ---------  ---------
 Investment income--net.................        .38        .33
 Realized and unrealized gain (loss) on
   investments--net.....................        .06        .23
                                          ---------  ---------
Total from investment operations........        .44        .56
                                          ---------  ---------
Less dividends from investment
income--net.............................       (.38)      (.33)
                                          ---------  ---------
Net asset value, end of period..........  $   10.05  $    9.99
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      4.46%     5.85%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........      1.06%      .66%*
                                          =========  =========
Expenses................................      1.40%     1.81%*
                                          =========  =========
Investment income--net..................      3.77%     4.28%*
                                          =========  =========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $   2,185  $   1,771
                                          =========  =========
Portfolio turnover......................     11.09%    124.72%
                                          =========  =========

------------
 * Annualized.
 ** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
 # Aggregate total investment return.

                                                                               Florida Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.02  $    9.87  $   10.00  $   10.02  $    9.88  $   10.00  $   10.01  $    9.76
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .40        .43        .24        .37        .40        .21        .36        .29
 Realized and unrealized gain (loss) on
   investments--net.....................       (.06)       .15       (.13)      (.06)       .14       (.12)      (.11)       .25
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .34        .58        .11        .31        .54        .09        .25        .54
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends from investment
 income--net............................       (.40)      (.43)      (.24)      (.37)      (.40)      (.21)      (.36)      (.29)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $    9.96  $   10.02  $    9.87  $    9.96  $   10.02  $    9.88  $    9.90  $   10.01
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      3.45%      6.05%     1.12%#      3.08%      5.57%      .99%#      2.48%     5.65%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .89%       .39%      .02%*      1.24%       .75%      .38%*      1.21%     1.09%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................       .97%      1.03%      .86%*      1.32%      1.38%     1.23%*      1.23%     1.67%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      4.01%      4.39%     3.54%*      3.66%      4.05%     3.19%*      3.75%     3.83%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $   7,874  $   9,849  $  14,868  $  13,690  $  16,213  $  18,179  $      52  $       1
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................     39.90%    138.97%    136.71%     39.90%    138.97%    136.71%     39.90%    138.97%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.01  $    9.76
                                          ---------  ---------
 Investment income--net.................        .39        .33
 Realized and unrealized gain (loss) on
   investments--net.....................       (.06)       .25
                                          ---------  ---------
Total from investment operations........        .33        .58
                                          ---------  ---------
Less dividends from investment
 income--net............................       (.39)      (.33)
                                          ---------  ---------
Net asset value, end of period..........  $    9.95  $   10.01
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      3.35%     6.07%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .99%      .67%*
                                          =========  =========
Expenses................................      1.07%     1.19%*
                                          =========  =========
Investment income--net..................      3.91%     4.23%*
                                          =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $   6,406  $   7,210
                                          =========  =========
Portfolio turnover......................     39.90%    138.97%
                                          =========  =========

------------
 * Annualized.
 ** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
 # Aggregate total investment return.

                                                                            Massachusetts Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.96  $    9.95  $   10.00  $    9.96  $    9.95  $   10.00  $    9.96  $    9.82
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .40        .44        .25        .37        .40        .22        .39        .33
 Realized and unrealized gain (loss) on
   investments--net.....................         --        .02       (.05)        --        .02       (.05)      (.01)       .15
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .40        .46        .20        .37        .42        .17        .38        .48
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
 Investment income--net.................       (.40)      (.44)      (.25)      (.37)      (.40)      (.22)      (.39)      (.33)
 Realized gain on investments--net......         --       (.01)        --         --       (.01)        --         --       (.01)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions.......       (.40)      (.45)      (.25)      (.37)      (.41)      (.22)      (.39)      (.34)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $    9.96  $    9.96  $    9.95  $    9.96  $    9.96  $    9.95  $    9.95  $    9.96
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      4.08%      4.79%     2.01%#      3.70%      4.41%     1.77%#      3.81%     5.00%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .77%       .37%      .03%*      1.16%       .74%      .38%*       .94%      .67%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................      2.15%      1.71%     1.17%*      2.61%      2.08%     1.54%*      2.37%     2.23%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      4.04%      4.45%     3.69%*      3.66%      4.08%     3.28%*      3.88%     4.32%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $   1,719  $   4,453  $   8,097  $   4,577  $   4,800  $   8,046  $     210  $     413
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................     22.71%     89.96%     57.80%     22.71%     89.96%     57.80%     22.71%     89.96%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.96  $    9.82
                                          ---------  ---------
 Investment income--net.................        .39        .34
 Realized and unrealized gain (loss) on
   investments--net.....................         --        .15
                                          ---------  ---------
Total from investment operations........        .39        .49
                                          ---------  ---------
Less dividends and distributions:
 Investment income--net.................       (.39)      (.34)
 Realized gain on investments--net......         --       (.01)
                                          ---------  ---------
Total dividends and distributions.......       (.39)      (.35)
                                          ---------  ---------
Net asset value, end of period..........  $    9.96  $    9.96
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      3.97%     5.09%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .93%      .70%*
                                           ========   ========
Expenses................................      2.42%     2.31%*
                                           ========   ========
Investment income--net..................      3.89%     4.21%*
                                           ========   ========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $     890  $     253
                                           ========   ========
Portfolio turnover......................     22.71%     89.96%
                                           ========   ========

------------
 * Annualized.
 ** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
 # Aggregate total investment return.

                                                                              Michigan Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.98  $    9.92  $   10.00  $    9.98  $    9.92  $   10.00  $    9.98  $    9.76
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .41        .44        .24        .37        .40        .22        .36        .30
 Realized and unrealized gain (loss) on
   investments--net.....................       (.04)       .06       (.08)      (.04)       .06       (.08)      (.04)       .22
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .37        .50        .16        .33        .46        .14        .32        .52
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends from investment
 income--net............................       (.41)      (.44)      (.24)      (.37)      (.40)      (.22)      (.36)      (.30)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $    9.94  $    9.98  $    9.92  $    9.94  $    9.98  $    9.92  $    9.94  $    9.98
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      3.71%      5.16%     1.66%#      3.32%      4.78%     1.42%#      3.20%     5.40%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .74%       .27%      .02%*      1.10%       .65%      .38%*      1.24%      .96%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................      2.78%      2.18%     2.01%*      3.14%      2.56%     2.38%*      3.31%     2.90%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      4.06%      4.42%     3.59%*      3.70%      4.09%     3.21%*      3.57%     3.80%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $   1,641  $   2,302  $   3,435  $   1,842  $   2,494  $   2,411  $       1  $       1
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................     32.92%     93.08%    204.15%     32.92%     93.08%    204.15%     32.92%     93.08%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.97  $    9.76
                                          ---------  ---------
 Investment income--net.................        .40        .34
 Realized and unrealized gain (loss) on
   investments--net.....................       (.03)       .21
                                          ---------  ---------
Total from investment operations........        .37        .55
                                          ---------  ---------
Less dividends from investment
 income--net............................       (.40)      (.34)
                                          ---------  ---------
Net asset value, end of period..........  $    9.94  $    9.97
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      3.71%     5.72%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .87%      .44%*
                                          =========  =========
Expenses................................      3.06%     2.38%*
                                          =========  =========
Investment income--net..................      3.94%     4.47%*
                                          =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $     541  $     254
                                          =========  =========
Portfolio turnover......................     32.92%     93.08%
                                          =========  =========

------------
 * Annualized.
 ** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
 # Aggregate total investment return.

                                                                                       New Jersey Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.15  $    9.94  $   10.00  $   10.16  $    9.95  $   10.00  $    9.20  $    9.86
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .41        .42        .23        .37        .38        .20        .34        .26
 Realized and unrealized gain (loss) on
   investments--net.....................       (.04)       .21       (.06)      (.05)       .21       (.05)      (.04)      (.66)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .37        .63        .17        .32        .59        .15        .30       (.40)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends from investment
income--net.............................       (.41)      (.42)      (.23)      (.37)      (.38)      (.20)      (.34)      (.26)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $   10.11  $   10.15  $    9.94  $   10.11  $   10.16  $    9.95  $    9.16  $    9.20
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      3.68%      6.45%     1.73%#      3.21%      6.07%     1.59%#      3.24%      (4.01)%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .76%       .34%      .03%*      1.10%       .73%      .38%*      1.00%      .55%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................      1.78%      1.69%     1.14%*      2.12%      2.15%     1.52%*      2.04%     2.22%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      4.02%      4.10%     3.45%*      3.67%      3.80%     3.04%*      3.82%     4.06%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $   2,663  $   2,401  $   5,933  $   5,152  $   7,593  $   7,885  $     272  $       1
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................      6.57%    131.56%    205.04%      6.57%    131.56%    205.04%      6.57%    131.56%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.16  $    9.85
                                          ---------  ---------
 Investment income--net.................        .40        .32
 Realized and unrealized gain (loss) on
   investments--net.....................       (.05)       .31
                                          ---------  ---------
Total from investment operations........        .35        .63
                                          ---------  ---------
Less dividends from investment
income--net.............................       (.40)      (.32)
                                          ---------  ---------
Net asset value, end of period..........  $   10.11  $   10.16
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      3.48%     6.51%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .84%      .62%*
                                          =========  =========
Expenses................................      1.86%     2.07%*
                                          =========  =========
Investment income--net..................      3.93%     4.17%*
                                          =========  =========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $     540  $     437
                                          =========  =========
Portfolio turnover......................      6.57%    131.56%
                                          =========  =========

------------
  * Annualized.
 ** Total investment returns exclude the effects of sales loads.
  + Commencement of operations.
  # Aggregate total investment return.

                                                                              New York Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.05  $    9.91  $   10.00  $   10.05  $    9.91  $   10.00  $   10.05  $    9.78
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .43        .44        .25        .40        .41        .22        .42        .30
 Realized and unrealized gain (loss) on
   investments--net.....................        .01        .14       (.09)       .01        .14       (.09)       .01        .27
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .44        .58        .16        .41        .55        .13        .43        .57
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends from investment
 income--net............................       (.43)      (.44)      (.25)      (.40)      (.41)      (.22)      (.42)      (.30)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $   10.06  $   10.05  $    9.91  $   10.06  $   10.05  $    9.91  $   10.06  $   10.05
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      4.46%      6.03%     1.61%#      4.08%      5.66%     1.37%#      4.28%     5.97%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .50%       .33%      .03%*       .87%       .69%      .38%*       .71%      .63%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................      1.38%      1.30%     1.24%*      1.75%      1.65%     1.60%*      1.59%     1.63%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      4.28%      4.49%     3.68%*      3.91%      4.11%     3.31%*      4.06%     4.21%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $   3,723  $   4,811  $   5,290  $  10,071  $   8,822  $   9,743  $     214  $      38
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................     51.47%    139.16%    152.73%     51.47%    139.16%    152.73%     51.47%    139.16%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.05  $    9.78
                                          ---------  ---------
 Investment income--net.................        .42        .34
 Realized and unrealized gain (loss) on
   investments--net.....................        .01        .27
                                          ---------  ---------
Total from investment operations........        .43        .61
                                          ---------  ---------
Less dividends from investment
 income--net............................       (.42)      (.34)
                                          ---------  ---------
Net asset value, end of period..........  $   10.06  $   10.05
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      4.35%     6.37%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .62%      .48%*
                                          =========  =========
Expenses................................      1.49%     1.48%*
                                          =========  =========
Investment income--net..................      4.16%     4.47%*
                                          =========  =========
Supplemental Data:
Net assets, end of period (in
 thousands).............................  $   3,912  $   2,306
                                          =========  =========
Portfolio turnover......................     51.47%    139.16%
                                          =========  =========

------------
  * Annualized.
 ** Total investment returns exclude the effects of sales loads.
  + Commencement of operations.
  # Aggregate total investment return.

                                                                            Pennsylvania Fund
                                          --------------------------------------------------------------------------------------
                                                      Class A                          Class B                    Class C
                                          -------------------------------  -------------------------------  --------------------
                                                                 For the                          For the               For the
                                                                 period                           period     For the    period
                                           For the year ended   Nov. 26,    For the year ended   Nov. 26,     year     Oct. 21,
                                                July 31,        1993+ to         July 31,        1993+ to     ended    1994+ to
                                          --------------------  July 31,   --------------------  July 31,   July 31,   July 31,
                                            1996       1995       1994       1996       1995       1994       1996       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.10  $    9.95  $   10.00  $   10.10  $    9.95  $   10.00  $   10.10  $    9.84
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Investment income--net.................        .41        .42        .23        .37        .39        .21        .38        .29
 Realized and unrealized gain (loss) on
   investments--net.....................        .01        .15       (.05)       .01        .15       (.05)       .05        .26
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations........        .42        .57        .18        .38        .54        .16        .43        .55
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends from investment
income--net.............................       (.41)      (.42)      (.23)      (.37)      (.39)      (.21)      (.38)      (.29)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..........  $   10.11  $   10.10  $    9.95  $   10.11  $   10.10  $    9.95  $   10.15  $   10.10
                                          =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return:**
Based on net asset value per share......      4.18%      5.89%     1.85%#      3.80%      5.51%     1.61%#      4.28%     5.68%#
                                          =========  =========  =========  =========  =========  =========  =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .80%       .38%      .02%*      1.15%       .73%      .38%*       .97%     1.05%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Expenses................................      1.63%      1.90%     1.48%*      1.99%      2.25%     1.83%*      1.83%     2.55%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Investment income--net..................      4.01%      4.25%     3.46%*      3.65%      3.87%     3.05%*      3.84%     3.77%*
                                          =========  =========  =========  =========  =========  =========  =========  =========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $     833  $     943  $     990  $   6,264  $   7,414  $   9,532  $       1  $       1
                                          =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover......................     30.90%    141.52%    237.47%     30.90%    141.52%    237.47%     30.90%    141.52%
                                          =========  =========  =========  =========  =========  =========  =========  =========

                                                Class D
                                          --------------------
                                                      For the
                                           For the    period
                                            year     Oct. 21,
                                            ended    1994+ to
                                          July 31,   July 31,
                                            1996       1995
                                          ---------  ---------

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.10  $    9.84
                                          ---------  ---------
 Investment income--net.................        .40        .33
 Realized and unrealized gain (loss) on
   investments--net.....................        .01        .26
                                          ---------  ---------
Total from investment operations........        .41        .59
                                          ---------  ---------
Less dividends from investment
income--net.............................       (.40)      (.33)
                                          ---------  ---------
Net asset value, end of period..........  $   10.11  $   10.10
                                          =========  =========
Total Investment Return:**
Based on net asset value per share......      4.07%     6.10%#
                                          =========  =========
Ratios to Average Net Assets:
Expenses, net of reimbursement..........       .96%      .57%*
                                          =========  =========
Expenses................................      1.71%     2.08%*
                                          =========  =========
Investment income--net..................      3.84%     4.30%*
                                          =========  =========
Supplemental Data:
Net assets, end of period (in
thousands)..............................  $   1,807  $     382
                                          =========  =========
Portfolio turnover......................     30.90%    141.52%
                                          =========  =========

------------
  * Annualized.
 ** Total investment returns exclude the effects of sales loads.
  + Commencement of operations.
  # Aggregate total investment return.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is to provide shareholders with as high a level of income exempt from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, as is consistent with prudent investment management. Each Fund seeks to achieve its objective while providing investors with the opportunity to invest in a portfolio of securities consisting primarily of intermediate-term investment grade obligations issued by or on behalf of the designated state or its political subdivisions, agencies or instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam. Such obligations pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes, the designated state's personal income taxes and, in certain instances, local personal income taxes. Obligations that pay interest exempt from Federal income taxes are referred to herein as "Municipal Bonds". Obligations that pay interest exempt from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, and obligations that would not subject shareholders to intangible personal property taxes in the designated state are referred to herein as "State Municipal Bonds". Unless otherwise indicated, references to Municipal Bonds shall be deemed to include State Municipal Bonds. Each Fund will maintain at all times, except during temporary defensive periods, at least 65% of its total assets invested in its respective State Municipal Bonds; the New Jersey Fund will maintain at least 80% of its total assets invested in New Jersey State Municipal Bonds. The investment objective of each Fund as set forth in this paragraph is a fundamental policy of that Fund and may not be changed without shareholder approval. At times, a Fund may seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares.

     Each Fund will invest primarily in Municipal Bonds with remaining maturities of between one and ten years, and may not invest in Municipal Bonds with remaining maturities of greater than ten years. For cash management and temporary defensive purposes, each Fund may invest in Municipal Bonds with remaining maturities of less than one year. It is anticipated that, depending on market conditions, the dollar weighted average maturity of each Fund's portfolio will not exceed five years. For purposes of these investment policies, a bond will be treated as having a maturity earlier than its stated maturity date if such bond has technical features which, in the judgment of the Manager will result in the bond being valued in the market as though it has such earlier maturity. Interest rates on shorter-term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer-term Municipal Bonds. However, because of their limited maturities, the market value of the Municipal Bonds held by each Fund can be expected to fluctuate less as a result of changes in interest rates.

     Municipal Bonds may include several types of bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The Funds also may invest in variable rate demand obligations ("VRDOs") and participations therein, described below, and short-term tax-exempt municipal obligations such as tax anticipation notes. The Municipal Bonds purchased by the Funds primarily will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Services ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to investment grade obligations. Municipal Bonds rated in the fourth highest rating category, while considered investment grade, have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix I--"Ratings of Municipal Bonds" in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal

Bonds may cease to be rated or its rating may be reduced below investment grade subsequent to its purchase by a Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer, interest rates and any state or local tax limitations to determine whether to continue to hold the obligation in a Fund's portfolio.

     Each Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, a Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objectives and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high yield" or "junk" bonds and Appendix I--"Ratings of Municipal Bonds" in the Statement of Additional Information for additional information regarding ratings of debt securities. None of the Funds intends to purchase debt securities that are in default or which the Manager believes will be in default.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution.

     Each Fund's investments also may include VRDOs and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Funds will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of a default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Trust has been advised by its counsel that the Funds should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days therefore will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

     The Funds ordinarily do not intend to realize investment income not exempt from Federal income taxes, state personal income taxes and, where applicable, local personal income taxes, or to hold investments that would subject shareholders to intangible personal property taxes in the designated state. However, to the extent that suitable Municipal Bonds of a designated state are not available for investment by the Fund in that state, the Fund may purchase Municipal Bonds issued by other states or their agencies or instrumentalities, the interest on which is exempt, in the opinion of bond counsel to the issuer, from Federal, but not state, taxation. The Funds also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other derivative instruments evidencing interests in one or more intermediate-term municipal securities.

     Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, each Fund will invest at least 65% of its total assets in State Municipal Bonds; except that under normal circumstances the New Jersey Fund will invest at least 80% of its total assets in New Jersey State Municipal Bonds. For temporary defensive purposes or to provide liquidity, each Fund has the authority to invest in taxable or tax-exempt money market obligations with maturities of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of a Fund's net assets. The Temporary Investments, VRDOs and Participating VRDOs in which the Funds may invest also will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1+ through SP-2 for notes and A-1+ through A-3 for VRDOs and commercial paper (as determined by Standard & Poor's), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. Each Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities), may be subject to a Federal alternative minimum tax. See "Distributions and Taxes". The percentage of each Fund's net assets invested in "private activity bonds" will vary during the year. In addition, each Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes when, in the judgment of the Manager, market conditions warrant. The investment objective of each Fund is a fundamental policy of that Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each Fund's hedging strategies, which are described in more detail under "Financial Futures Contracts and Options Thereon", are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

Potential Benefits

     Investment in shares of a Fund offers several benefits. Each Fund offers investors the opportunity to receive income exempt from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, by investing in a professionally managed portfolio consisting primarily of intermediate-term State Municipal Bonds. Shares of certain Funds also may be exempt from intangible personal property taxes in the designated state. Each Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits of investing in each Fund are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs, and in the case of Class B, Class C and Class D shares of a Fund, the account maintenance costs for that Fund relating to that class of shares and in the case of Class B and Class C shares, the distribution costs of that Fund relating to that class of shares.

Risk Factors and Special Considerations

     The risks and special considerations involved in investments in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities, as defined herein, may present similar risks, depending on the particular product. See "Description of Municipal Bonds". Certain instruments in which the Funds may invest may be characterized as derivative instruments. See "Indexed and Inverse Floating Obligations", "Synthetic Short-Term Municipal Bonds" and "Financial Futures Contracts and Options Thereon".

     Moreover, each Fund ordinarily will invest at least 65% (80% in the case of the New Jersey Fund) of its total assets in its respective State Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Bonds in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Bonds to this degree. Because each Fund's portfolio will be comprised primarily of intermediate-term, investment grade securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer-term or lower quality State Municipal Bonds. Set forth below are special considerations and risk factors specific to each Fund. The Manager does not believe that the current economic conditions described below for each state will have a significant adverse effect on the related Fund's ability to invest in investment grade State Municipal Bonds.

     The Arizona Fund. Over the past several decades, the State's economy has grown faster than most other regions of the country, as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980s and early 1990s, the State's efforts to diversify its economy have enabled it to realize, and then sustain, increasing growth rates in more recent years. The State continues to search for a new method to finance its public school system following the Arizona Supreme Court's 1994 ruling that the current system is unconstitutional. Because the Fund's portfolio will consist primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests in lower quality Municipal Bonds. See Appendix A, "Economic and Financial Conditions in Arizona", in the Statement of Additional Information.

     The California Fund. Since the start of the 1990-91 fiscal year, the State of California has faced the worst economic, fiscal and budget conditions since the 1930's. On July 5, 1994, all three of the rating agencies rating the State of California's long-term debt lowered their ratings of the State of California's general obligation bonds. Moody's lowered its rating from "Aa" to "A1". Standard & Poor's lowered its rating from "A+" to "A" and termed its outlook as "stable", and Fitch lowered its rating from "AA" to "A". No assurance can be given that such ratings will not be lowered in the future. Although a steady upturn has been underway since 1994, pre-recession job levels are not expected to be reached until later in the decade. See Appendix B, "Economic and Financial Conditions in California", in the Statement of Additional Information.

     The Florida Fund. Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that it has a proportionally greater retirement age population which is dependent upon transfer payments (social security, pension benefits, etc.). Such transfer payments can be affected by Federal legislation. Florida's economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. Finally, two recent amendments to the Florida Constitution may limit the State's ability to raise revenues. In combination, the two amendments may have an adverse effect on the finances of Florida and its political subdivisions. See "Distributions and Taxes--State" herein and Appendix C, "Economic and Financial Conditions in Florida", in the Statement of Additional Information for important information regarding the State of Florida.

     The Massachusetts Fund. The Commonwealth of Massachusetts is experiencing a moderate economic recovery. The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses, and with aggregate ending fund balances of approximately $562.5 million. Massachusetts ended fiscal 1994 and fiscal 1995 with positive closing fund balances of $589.3 million and $726.0 million, respectively. According to the Comptroller's preliminary financial report for fiscal year 1996, fiscal year 1996 ended with positive budgetary fund balances of approximately $1.152 billion. Currently, Massachusetts" general obligation bonds are rated by Standard & Poor's, Fitch and Moody's as A+, A+ and A1, respectively. From time to time, the rating agencies may further change their ratings in response to budgetary matters or other economic indicators. See Appendix D, "Economic and Financial Conditions in Massachusetts", in the Statement of Additional Information.

     The Michigan Fund. In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end General Fund balances of $310.3 million and $169.4 million, respectively, but ended the 1992, 1993, 1994 and 1995 fiscal years with its General Fund in balance after transfers in 1993, 1994 and 1995 from the General Fund to the Budget Stabilization Fund of $283 million, $464 million and $67.4 million, respectively. Those and certain other transfers into and out of the Budget Stabilization Fund raised the balance in the Budget Stabilization Fund to $987.9 million as of September 30, 1995. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In each of the three prior fiscal years, the State had undertaken mid-year actions to address projected year-end budget deficits, including expenditure cuts and deferrals and one time expenditures or revenue recognition adjustments. From 1991 to 1993, the State experienced deteriorating cash balances which necessitated short-term borrowings and the deferral of certain scheduled cash payments to local units of government. The State borrowed between $500 and $900 million for cash flow purposes in the 1992 and 1993 fiscal years, $500 million in the 1995 fiscal year and $900 million in the 1996 fiscal year. The State did not have to borrow for short-term cash flow purposes in the 1993-94 fiscal year due to improved cash balances. Currently, the State's general obligation bonds are rated Aa by Moody's, AA by Standard & Poor's and Aa by Fitch. The State's economy could continue to be affected by changes in the auto industry, notably consolidations and plant closings resulting from competitive pressures and overcapacity. See Appendix E, "Economic and Financial Conditions in Michigan", in the Statement of Additional Information.

     The New Jersey Fund. New Jersey has benefited from the national economic recovery. The State is in its fifth year of economic recovery. New Jersey is reliant on Federal assistance and ranks high among the states in the amount of Federal aid received. Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's and AA+ by Fitch. See Appendix F, "Economic and Financial Conditions in New Jersey", in the Statement of Additional Information.

     The New York Fund. In recent years, New York State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have faced serious financial difficulties that could have an adverse effect on the sources of payment for, or the market value of, New York State municipal securities in which the New York Fund invests. Currently, Moody's, Standard & Poor's and Fitch rate New York City's general obligation bonds Baa1, BBB+ and A-, respectively, and Moody's, Standard & Poor's and Fitch rate New York State's general obligation bonds A, A- and A+, respectively. See Appendix G, "Economic and Financial Conditions in New York", in the Statement of Additional Information.

     The Pennsylvania Fund. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded by the major rating services to below investment grade. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws with respect to tax-exempt financing. For the 1995 fiscal year, the Commonwealth of Pennsylvania General Fund recorded a $49.8 million deficit (determined on a "GAAP" basis). Some of the deficit was attributable to changes in the methodology used to compute certain liabilities. Financial results for fiscal 1996, determined on a budgetary basis, reflected an ending unappropriated surplus (prior to transfers) of $183.8 million, $65.5 million above estimate. For the fiscal year, net expenditures and encumbrances from Commonwealth revenues (including supplemental appropriations but excluding pooled financing expenditures), totalled $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437.0 million fiscal year adjusted beginning unappropriated surplus. Commonwealth revenues (prior to tax refunds) increased by $113.9 million over the prior fiscal year to $16,338.5 million. Currently, Pennsylvania's general obligation bonds are rated AA- by Standard & Poor's and Fitch and A1 by Moody's. See Appendix H, "Economic and Financial Conditions in Pennsylvania", in the Statement of Additional Information.

Description of Municipal Bonds

     Municipal Bonds include debt obligations issued by or on behalf of a state or its agencies, instrumentalities, municipalities or political subdivisions to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (including water, sewer, gas, electricity, solid waste disposal, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds or private activity bonds are issued by or on behalf of public authorities to finance or refinance various privately operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. For purposes of this Prospectus, such obligations are referred to as Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes ("exempt from Federal income tax"). Such obligations are referred to herein as State Municipal Bonds if such obligations pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, and would not subject shareholders to intangible personal property taxes in the designated state. Such bonds may be "private activity bonds" as discussed below.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws. An entity's creditworthiness and its capacity to make timely payment of interest and repayment of principal on a general obligation bond when due will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

     Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. A Fund will not invest in revenue bonds where the entity supplying the revenues from which the issuer is paid, including predecessors, has a record of less than three years of continuous business operations if such investments, together with investments in other unseasoned issuers, would exceed 5% of its total assets (taken at market value at the time of each investment). Investments involving entities with less than three years of continuous business operations may pose somewhat greater risks due to the lack of a substantial operating history for such entities. The Manager believes, however, that such investments will not adversely affect the Funds, particularly given each Fund's limitations on such investments.

     The Funds may purchase IDBs or private activity bonds. IDBs or private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds are generally not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and should be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the repayment of principal and the payment of interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, governmental regulation and the entity's dependence on revenues for the operation of the particular facility being financed. Each Fund also may invest in so-called "moral obligation" bonds, which are normally issued by special purpose authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question. Each Fund may purchase obligations of state and local housing authorities the proceeds of which are used to purchase single-family mortgage loans or to finance the construction of multi-family housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, and reductions in Federal housing subsidy programs may adversely affect the revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. Single-family mortgage revenue bonds also are subject to extraordinary mandatory redemption at par at any time, in whole or in part, from the proceeds derived from prepayments of underlying mortgage loans and from the unused proceeds of the issue within a stated period which may be within one year of the date of issue.

     Municipal Lease Obligations. Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of repossession might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. A Fund, however, may invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to obligations rated below investment grade, the Manager, among other things, also must review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.

When-Issued Securities and Delayed Delivery Transactions

     The Funds may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date a Fund enters into the commitment and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of each Fund will be established with its respective custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

Indexed and Inverse Floating Obligations

     The Funds may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, a Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other product. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Funds may purchase original issue inverse floating rate bonds in both the primary and secondary markets and also may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate, tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Manager believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for a Fund which allows the Manager to vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of that Fund's total assets.

Synthetic Short-Term Municipal Bonds

     Each Fund may invest in a variety of synthetic short-term municipal bonds ("Synthetic Bonds"). Synthetic Bonds are typically structured by a bank, broker-dealer or other financial institution, and generally consist of a trust or partnership through which the Fund holds an interest in one or more long-term municipal bonds which are assets of the applicable entity ("Underlying Bonds") coupled with a conditional right to sell ("put") the Fund's interest in the Underlying Bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a Synthetic Bond is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of Synthetic Bond structures: (1) "Tender Option Bonds", which are instruments that grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Each of the Funds may also invest in other forms of Synthetic Bonds.

     Investments in Synthetic Bonds raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other Municipal Bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Funds. For example, the tax-exempt treatment of the interest paid to holders of Synthetic Bonds is premised on the legal conclusion that the holders of such Synthetic Bonds have an ownership interest in the Underlying Bonds. While the Fund receives an opinion of legal counsel to the effect that the income from each Synthetic Bond is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Synthetic Bonds would be deemed taxable. A Synthetic Bond with a put notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such Synthetic Bond is liquid.

Call Rights

     Each Fund may purchase, either directly from the issuer or from a third party, a Municipal Bond issuer's contractual right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A Fund purchasing a Call Right may or may not own the related Municipal Bond. A holder of a Call

Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to that of holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of that Fund's total assets.

Financial Futures Contracts and Options Thereon

     Each Fund is authorized to purchase and sell certain exchange-traded financial futures contracts ("financial futures contracts") and options thereon. The purchase or sale of an option on a financial futures contract is analogous to the purchase or sale of an option on an individual security. Financial futures contracts and options thereon are used solely for the purposes of hedging a Fund's investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. However, a Fund's transactions involving financial futures contracts or options thereon (which options may include both puts and calls) will be in accordance with its investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based financial futures contracts, to make and accept a cash settlement at a specific future time for a specified price. A sale of financial futures contracts or options thereon may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts or options thereon may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options thereon. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Distributions and Taxes--Taxes".

     Each Fund may deal in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract or option thereon at any specific time. If it is not possible to close a financial futures position or the related option entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures contracts or related option positions also could have an adverse impact on a Fund's ability to hedge effectively. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract or option thereon.

     Each Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such financial futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Trustees, the Funds also may enter into other financial futures transactions, such as financial futures contracts or options on other municipal bond indices which may become available, if the Manager of the Funds and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such financial futures contracts or options thereon and the Municipal Bonds in which a Fund invests to make such hedging appropriate.

     Utilization of financial futures contracts and options thereon involves the risk of imperfect correlation in movements in the price of financial futures contracts or options thereon and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract or option thereon moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts or options thereon have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract or option thereon. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the financial futures or options, and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed to be a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, a Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. As stated above, each Fund intends to engage in options and futures transactions only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract or option thereon, thereby ensuring that the use of such financial futures contract or option is unleveraged. It is not anticipated that transactions in financial futures contracts or options thereon will have the effect of increasing portfolio turnover.

     Although certain risks are involved in options and futures transactions, the Manager believes that, because the Funds will engage in financial futures transactions only for hedging purposes, the futures portfolio strategies of the Funds will not subject the Funds to certain risks frequently associated with speculation in futures transactions. The Funds must meet certain Federal income tax requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. Additionally, each Fund is required to meet certain diversification requirements under the Code.

     The liquidity of a secondary market in a financial futures contract or related option may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices in the past have reached or exceeded the daily limit on a number of consecutive trading days.

     The successful use of financial futures contracts and options thereon also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract or related option is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, each Fund only will engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

     Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

Repurchase Agreements

     As Temporary Investments, the Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. A Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund's other illiquid investments, would exceed 15% of that Fund's total assets. In the event of a default by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

     Certain Funds may be subject to state and local restrictions which prohibit certain types of investments and investment strategies, including some of the investments and investment strategies discussed herein.

Investment Restrictions

     Each Fund has adopted a number of restrictions and policies relating to the investment of the Fund's assets and its activities, which are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. As a fundamental policy, no Fund may invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities, Municipal Bonds and Non-Municipal Tax-Exempt Securities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, no Fund may borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, no Fund will purchase securities while borrowings are outstanding.

     As a non-fundamental policy, no Fund will invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, and in repurchase agreements maturing in more than seven days, if, regarding all such securities taken together, more than 15% of its total assets (taken at market value at the time of each investment) would be invested in such securities. In addition, no Fund may invest more than 10% of its total assets (taken at market value at the time of each investment) in revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each has a record of less than three years" continuous business operation.

     Each Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in obligations of a single issuer. However, each Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Code. See "Distributions and Taxes--Taxes". To qualify, among other requirements, the Trust will limit each Fund's investments so that, at the close of each quarter of the taxable year,
(i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, each Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity, as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A Fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, that Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     Investors are referred to the Statement of Additional Information for a complete description of each Fund's investment restrictions.

                            MANAGEMENT OF THE TRUST

Trustees

     The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Funds and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

     The Trustees are:

     ARTHUR ZEIKEL*--President of the Manager and its affiliate, MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML&Co.; and Director of the Distributor.

     JAMES H. BODURTHA--Director and Executive Vice President, The China Business Group, Inc.

     HERBERT I. LONDON--John M. Olin Professor of Humanities, New York
University.

     ROBERT R. MARTIN--Former Chairman, Kinnard Investments, Inc.

     JOSEPH L. MAY--Attorney in private practice.

     ANDRE F. PEROLD--Professor, Harvard Business School.
------------
* Interested person, as defined in the 1940 Act, of the Trust.

Management and Advisory Arrangements

     The Manager, which is an affiliate of MLAM and is owned and controlled by ML&Co., a financial services holding company and the parent of Merrill Lynch, acts as the manager for the Trust and provides each Fund with management services. The Manager or MLAM acts as the investment adviser for over 130 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of October 31, 1996, the Manager and MLAM had a total of approximately $217.6 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

     Subject to the direction of the Trustees, the Manager is responsible for the actual management of each Fund's portfolio and constantly reviews each Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Funds.

     Edward J. Andrews, Peter J. Hayes and Helen M. Sheehan are the Portfolio Managers for each Fund and are responsible for the day-to-day management of each Fund's investment portfolio. Edward J. Andrews has been a Portfolio Manager and Vice President of the Manager and of MLAM since 1991. Peter J. Hayes has been a Portfolio Manager and Vice President of the Manager and of MLAM since 1989. Helen M. Sheehan has been a Portfolio Manager and Vice President of the Manager and of MLAM since 1991.

     Pursuant to separate management agreements between the Manager and the Trust on behalf of each Fund (each a "Management Agreement"), the Manager is entitled to receive from each Fund a monthly fee based upon the average daily net assets of that Fund at the annual rate of 0.35% of the average daily net assets of that Fund. Information about fees paid by each Fund is contained in the table below.

     Each Management Agreement obligates the related Fund to pay certain expenses incurred in that Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Trust by the Manager, and each Fund reimburses the Manager for its proportionate costs in connection with such services. The Manager may waive all or a portion of its management fee for any Fund and may assume voluntarily all or a portion of each Fund's expenses. Information about the amounts reimbursed by each Fund is contained in the table below.

     Set forth in the table below is information for each Fund pertaining to the Fund's investment advisory arrangements for the fiscal year ended July 31, 1996:

                                                                   Reimbursement
                                                     Based on       of Manager              Ratio of Total Expenses
                        Management                 Average Net          for                  to Average Net Assets
                           Fee        Voluntary     Assets of       Accounting      ----------------------------------------
Fund                       ($)        Waiver($)    Approx. ($)     Services ($)     Class A    Class B    Class C    Class D
---------------------   ----------    ---------    ------------    -------------    -------    -------    -------    -------
Arizona Fund.........      21,459       21,459      6.1 million        30,172         2.27%      2.61%      2.80%      2.42%
California Fund......      54,033       54,033     15.4 million        38,245         1.30%      1.66%      1.50%      1.40%
Florida Fund.........     108,720       24,123     31.1 million        34,053         0.97%      1.32%      1.23%      1.07%
Massachusetts Fund...      30,736       30,736      8.8 million        53,983         2.15%      2.61%      2.37%      2.42%
Michigan Fund........      16,413       16,413      4.7 million        47,178         2.78%      3.14%      3.31%      3.06%
New Jersey Fund......      33,770       33,770      9.6 million        43,508         1.78%      2.12%      2.04%      1.86%
New York Fund........      57,995       57,995     16.6 million        62,140         1.38%      1.75%      1.59%      1.49%
Pennsylvania Fund....      30,196       30,196      8.6 million        43,426         1.63%      1.99%      1.83%      1.71%

Code of Ethics

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Funds within periods of trading by the Funds in the same (or equivalent) security (15 or 30 days depending upon the transaction).

Transfer Agency Services

     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML&Co., acts as the Trust's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency

Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares of each Fund and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fee of $11.00 per Class A or Class D shareholder account, and $14.00 per Class B or Class C shareholder account, and the Transfer Agent is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent on behalf of such Fund under the Transfer Agency Agreement. The table below sets forth information about the fees paid by each Fund for transfer agency services for the fiscal year ended July 31, 1996 and the transfer agency fees which would be payable based on the number of shareholder accounts at October 31, 1996.

                                                                                    At October 31, 1996
                                                                   ------------------------------------------------------
                                                                                  Number of
                                                                                 Shareholder
                                                      Transfer                     Accounts                     Transfer
                                                     Agency Fee    ----------------------------------------    Agency Fee
Fund                                                    Paid       Class A    Class B    Class C    Class D     Payable
--------------------------------------------------   ----------    -------    -------    -------    -------    ----------
Arizona Fund......................................    $  3,271        24         87          5         13        $1,695
California Fund...................................    $  4,477        40        181          4         26        $3,316
Florida Fund......................................    $  7,997        65        271          4         29        $4,884
Massachusetts Fund................................    $  4,426        26        148          6         13        $2,585
Michigan Fund.....................................    $  3,510        32         81          3         13        $1,671
New Jersey Fund...................................    $  4,054        46        129          5         13        $2,525
New York Fund.....................................    $  6,172        53        253         11         29        $4,598
Pennsylvania Fund.................................    $  4,261        26        187          3         18        $3,144

                               PURCHASE OF SHARES

     The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the Distributor of the shares of each Fund. Shares of each Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Class A, Class B and Class D shares of the Funds may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. Class C shares of the Funds are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual fund for Class C shares of one of the Funds. The minimum initial purchase for shares of each Fund is $1,000 and the minimum subsequent purchase is $50.

     Each Fund offers its Class A, Class B, Class C and Class D shares at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the respective Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time) which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Trust or the Distributor may suspend the continuous offering of a Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Trust. Neither the

Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Trust's Transfer Agent are not subject to the processing fee.

     Each of the Funds issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B are sold to investors choosing the deferred sales charge alternative. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC, ongoing distribution fees and higher account maintenance fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 7.

     Each Class A, Class B, Class C and Class D share of each of the Funds represents identical interests in the investment portfolio of that Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs and distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Funds for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Funds. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

                                                      Account
                                                    Maintenance    Distribution
   Class                Sales Charge(1)                 Fee            Fee                Conversion Feature
     A            Maximum 1.0% initial sales           No             No                          No
                         charge(2)(3)
     B             1.0% CDSC for one year(4)         0.15%           0.20%           B shares convert to D shares
                                                                                   automatically after approximately
                                                                                             ten years(5)
    C(7)           1.0% CDSC for one year(6)         0.15%           0.20%                        No
     D            Maximum 1.0% initial sales         0.10%            No                          No
                           charge(3)

------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".
(3) Reduced for purchases of $100,000 or more and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 0.20% CDSC if redeemed within one year. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.
(4) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of a Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.
(7) Class C shares will be issued only upon exchange for Class C shares of another MLAM-advised mutual fund. See "Shareholder Services--Exchange Privilege".

Initial Sales Charge Alternatives--Class A and Class D Shares

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares of each Fund for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.



                                                                 Sales Load        Sales Load       Discount to Selected
                                                               as Percentage*    as Percentage*          Dealers as
                                                                of Offering        of the Net        Percentage* of the
Amount of Purchase                                                 Price         Amount Invested       Offering Price
------------------------------------------------------------   --------------    ---------------    --------------------
Less than $100,000..........................................        1.00%              1.01%                 .95%
$100,000 but less than $250,000.............................         .75                .76                  .70
$250,000 but less than $500,000.............................         .50                .50                  .45
$500,000 but less than $1,000,000...........................         .30                .30                  .27
$1,000,000 and over**.......................................         .00                .00                  .00

------------
 * Rounded to the nearest one-hundredth percent.
** Class A and Class D purchases of $1 million or more may be subject to a CDSC of 0.20% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended.

     The following table sets forth information about the number of Class A shares and Class D shares sold by each Fund for the fiscal year ended July 31, 1996, the aggregate net proceeds from such sales, the gross sales charges and the amounts of such charges received by the Distributor and Merrill Lynch for Class A shares and Class D shares. No CDSCs were received by the Distributor with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver.

                                                 No. of               Aggregate
                                                 Shares                  Net               Gross Sales           Paid to
                                                  Sold              Proceeds ($)           Charges ($)       Distributor ($)
                                            -----------------   ---------------------   -----------------   -----------------
                                            Class A   Class D    Class A     Class D    Class A   Class D   Class A   Class D
                                            -------   -------   ---------   ---------   -------   -------   -------   -------
Arizona Fund..............................    5,200   104,371      52,303   1,066,013      463        241      17         14
California Fund...........................    8,087   105,834      80,919   1,060,270      580      3,148      67        299
Florida Fund..............................   91,796   316,584     926,979   3,192,506      497      2,943      22        373
Massachusetts Fund........................   22,851   101,394     226,189   1,009,332      964      3,387      93        298
Michigan Fund.............................   40,664    29,731     405,188     298,909      102        479       4         59
New Jersey Fund...........................  102,101    47,184   1,042,636     477,087      239      1,128       2         31
New York Fund.............................   44,189   162,557     446,602   1,636,956       34      4,790       1        476
Pennsylvania Fund.........................    5,556   155,680      56,865   1,569,272        5        533      --         14


                                                 Paid to
                                                 Merrill
                                                Lynch ($)
                                            -----------------
                                            Class A   Class D
                                            -------   -------

Arizona Fund..............................     446        227
California Fund...........................     513      2,849
Florida Fund..............................     475      2,570
Massachusetts Fund........................     871      3,089
Michigan Fund.............................      98        420
New Jersey Fund...........................     237      1,097
New York Fund.............................      33      4,314
Pennsylvania Fund.........................       5        519

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of a Fund in a shareholder account are entitled to purchase additional Class A shares of that Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Trust. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Funds also may purchase Class A shares of the Funds if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Funds and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of any of the Funds and certain other MLAM-advised mutual funds.

     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors". See "Shareholder Services--Fee-Based Programs". Class A and Class D shares are offered at net asset value to Employee Access Accounts(SM) available through qualified employers which provide employer-sponsored retirement and savings plans that are eligible to purchase such shares at net asset value. Class A and Class D shares of each of the Funds are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of any of the Funds the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds.

     Class D shares are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

Deferred Sales Charge Alternatives--Class B and Class C Shares

     The public offering price of Class B shares for investors choosing the deferred sales charge alternative is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. Class C shares of the Funds are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual funds for Class C shares of one of the Funds. See "Shareholder Services-- Exchange Privilege". As discussed below, Class B and Class C shares are subject to a one-year 1.0% CDSC. Approximately ten years after Class B shares of a Fund are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of that Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.15% of net assets and a distribution fee of 0.20% of net assets as discussed below under "Distribution Plans". The proceeds from the ongoing account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

     Class B and Class C shares are not subject to an initial sales charge; therefore, Merrill Lynch compensates its financial consultants for selling Class B and Class C shares of MLAM-advised mutual funds at the time of purchase from its own funds. See "Distribution Plans".

     Proceeds from the CDSCs and the distribution fee of a Fund are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to that Fund in connection with the sale of its Class B shares, such as the payment of compensation to financial consultants for selling Class B shares of that Fund from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of a Fund to sell its Class B shares without a sales charge being deducted at the time of purchase.

     Approximately ten years after issuance, Class B shares of each of the Funds will convert automatically into Class D shares of the same Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of one of the Funds are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of a Fund exercising the exchange privilege described under "Shareholder
Services--Exchange Privilege" will continue to be subject to that Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges--Class B and Class C Shares. Class B and Class C shares of a Fund which are redeemed within one year after acquisition may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B and Class C CDSCs for all Funds:

                                                                                              CDSC as
                                                                                           Percentage of
                                                                                           Dollar Amount
                                                                                            Subject to
Years Since Purchase Payment Made                                                             Charge
----------------------------------------------------------------------------------------   -------------
0-1.....................................................................................     1.0%
1 and thereafter........................................................................     None

     For the fiscal year ended July 31, 1996, the Distributor received CDSCs from the Funds with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch, as follows:

                                                                                          CDSCs Received
Fund                                                                                      by Distributor
---------------------------------------------------------------------------------------   --------------
Arizona Fund...........................................................................      $ 10,222
California Fund........................................................................      $  3,456
Florida Fund...........................................................................      $ 18,456
Massachusetts Fund.....................................................................      $  4,849
Michigan Fund..........................................................................      $  6,724
New Jersey Fund........................................................................      $  8,141
New York Fund..........................................................................      $  6,475
Pennsylvania Fund......................................................................      $  3,775

     For the fiscal year ended July 31, 1996, the Distributor received no CDSCs with respect to redemptions of Class C shares. No Class C CDSC will be assessed in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs".

     In determining whether a CDSC is applicable to a redemption of Class B or Class C shares, the calculation will be made in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs".

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares of a Fund will be converted automatically into Class D shares of the same Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets which is lower than the account maintenance fee borne by the Class B shares, and Class D shares are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of a Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Fund held in the account on the Conversion Date will be converted to Class D shares of that Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

     The Conversion Period may be modified for certain fee-based programs. See "Shareholder Services--Fee-Based Programs".

Distribution Plans

     The Trust has adopted a separate distribution plan on behalf of each of the Funds for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Funds to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.15% (in the case of Class B and Class C shares) or 0.10% (in the case of Class D shares) of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Funds in that the deferred sales charges provide for the financing of the distribution of the Funds' Class B and Class C shares.

     Set forth in the table below is information for each Fund pertaining to the Fund's Distribution Plans for Class B, Class C and Class D shares for the fiscal year ended July 31, 1996 and information with respect to the annual fee payable pursuant to such Distribution Plans based on the net assets of each Fund as of October 31, 1996.

                         Payment to the
                    Distributor, all of which             Based on Average Net                     Net Assets
                  was paid to Merrill Lynch ($)      Assets as of July 31, 1996($)          as of October 31, 1996($)
                  -----------------------------     --------------------------------    ---------------------------------
                  Class B    Class C    Class D     Class B     Class C     Class D     Class B     Class C      Class D
                  -------    -------    -------     --------    -------     --------    --------    --------     --------
Arizona .......    15,724       68         655        4.5        45,456     655,171       2.8        136,461     412,372
  Fund                                              million                             million

California ....    35,889      103       1,776        10.3       58,005       1.8         9.2         55,254       2.1
  Fund                                              million                 million     million                  million

Florida .......    53,229       20       6,850        15.2       13,882       6.8         12.8        51,595       5.9
  Fund                                              million                 million     million                  million

Massachusetts ....  17,257     558         565        4.9       372,041     564,924       4.5        267,506     739,074
  Fund                                              million                             million

Michigan ......     7,629        1         415        2.2         1,153     414,649       1.7          1,183     485,048
  Fund                                              million                             million

New Jersey ....    22,973      174         310        6.6       115,966     310,391       4.7        272,937     558,023
  Fund                                              million                             million

New York ......    34,048      206       2,638        9.7       137,248       2.6         9.7        206,236       4.9
  Fund                                              million                 million     million                  million

Pennsylvania ....  24,307       41         725        6.9        27,261     725,614       6.1          1,207       1.8
  Fund                                              million                             million                  million


                           Fee Payable to
                         the Distributor($)
                 ----------------------------------
                 Class B      Class C      Class D
                 --------     --------     --------

Arizona .......     9,762          478          412
  Fund
California ....    32,098          193        2,146
  Fund
Florida .......    44,649          181        5,873
  Fund
Massachusetts .    15,872          936          739
  Fund
Michigan ......     6,058            4          485
  Fund
New Jersey ....    16,350          955          558
  Fund
New York ......    34,022          722        4,937
  Fund
Pennsylvania ..    21,265            4        1,828
  Fund

     The payments under each of the Distribution Plans are based on a percentage of average daily net assets attributable to the shares of the related Fund regardless of the amount of expenses incurred, and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses of each Fund is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of each of the Class B and Class C Distribution Plans. This information is presented separately for each Fund annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, a Fund's revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues of that Fund, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and market expenses, corporate overhead and interest expense of that Fund. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs of that Fund, and the expenses consist of financial consultant compensation of that Fund.

     The table below sets forth information with respect to Class B shares of the Funds concerning direct cash revenues and expenses for the period November 26, 1993 (commencement of operations) to July 31, 1996 and fully allocated accrual revenues and expenses incurred by the Distributor and Merrill Lynch for the period November 26, 1993 (commencement of operations) to December 31, 1995.



                                  Amount by which                                Approximate Amount by
                               Direct Cash Revenues        % of Class B      which Fully Allocated Accrual       % of Class B
                               Exceeded Direct Cash         Net Assets          Expenses Exceeded Fully           Net Assets
                                  Expenses as of                at          Allocated Accrual Revenues as of          at
Fund                                7/31/96($)               7/31/96                  12/31/95($)                  12/31/95
--------------------------   -------------------------     ------------     --------------------------------     ------------
Arizona Fund..............              29,410                 1.02%                      35,000                     0.69%
California Fund...........              18,581                 0.19%                      97,000                     0.94%
Florida Fund..............             253,004                 1.85%                     (53,000)*                   0.33%
Massachusetts Fund........               5,507                 0.12%                      73,000                     1.49%
Michigan Fund.............              14,792                 0.80%                      12,000                     0.55%
New Jersey Fund...........              20,242                 0.39%                      69,000                     1.02%
New York Fund.............              22,736                 2.26%                      84,000                     0.86%
Pennsylvania Fund.........              21,161                 0.34%                      74,000                     1.07%

------------
* Accrual revenues exceeded accrual expenses.

     The table below sets forth information with respect to Class C shares of the Funds concerning direct cash revenues and expenses for the period October 21, 1994 (commencement of operations) to July 31, 1996. Fully allocated accrual data for Class C shares for the period October 21, 1994 (commencement of operations) to December 31, 1995 is not presented because such revenues and expenses are de minimis.


                                    Amount by Which
                                      Direct Cash
                                   Revenues Exceeded   % of Class
                                      Direct Cash        C Net
                                    Expenses as of     Assets at
Fund                                  7/31/96($)        7/31/96
--------------------------------   -----------------   ----------

Arizona Fund....................            68            0.05%
California Fund.................           118            0.21%
Florida Fund....................            21            0.04%
Massachusetts Fund..............           763            0.36%
Michigan Fund...................             2            0.17%
New Jersey Fund.................           198            0.07%
New York Fund...................           214            0.10%
Pennsylvania Fund...............            31            2.60%

     The Funds have no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Limitations on the Payment of Deferred Sales Charges

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B shares of each of the Funds, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to each Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by each Fund to (1) 6.25% of eligible gross sales of Class B shares of that Fund (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC of that Fund). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor in connection with each Fund (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales of that Fund. The Distributor retains the right to stop waiving the interest charges at any time. To the extent a Fund's payments would exceed the voluntary maximum, such Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, such Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Trust is required to redeem for cash all shares of the Funds upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by a Fund at such time.

Redemption

     A shareholder wishing to redeem shares of a Fund may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares of a Fund for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Trust or any Fund. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Trust may be requested to redeem shares of a Fund for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which may take up to 10 days.

Repurchase

     The Trust also will repurchase shares of a Fund through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and is received by a Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable
CDSC); securities firms which do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares of such customers. Repurchases directly through a Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.

     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

Reinstatement Privilege--Class A and Class D Shares

     Shareholders who have redeemed their Class A or Class D shares of a Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares of that Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Funds. Full details as to each of such services, copies of the various plans described below, and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:

Investment Account

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares of a Fund from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares of a Fund from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

Exchange Privilege

     U.S. shareholders of each class of shares of each of the Funds have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of a Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Funds which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of that Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is tacked onto the holding period for the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

Automatic Reinvestment of Dividends and Capital Gains Distributions

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of a Fund, without a sales charge, at the net asset value per share of that Fund at the close of business on the monthly payment date for such dividends and distributions. A shareholder, at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, may elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments also can be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

Systematic Withdrawal Plans

     A Class A or Class D shareholder of a Fund may elect to receive systematic withdrawal payments from his or her Investment Account through automatic payment by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(Registered) or CBA(Registered) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered)/CBA(Registered) Systematic Redemption Program, subject to certain conditions.

Automatic Investment Plans

     Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Alternatively, an investor who maintains a CMA(Registered) or CBA(Registered) account may arrange to have periodic investments made in a Fund in that CMA(Registered) or CBA(Registered) account or in certain related accounts in amounts of $100 or more through the CMA(Registered) or CBA(Registered) Automated Investment Program.

Fee-Based Programs

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modifed, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

                             PORTFOLIO TRANSACTIONS

     Subject to the policies established by the Trustees of the Trust, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. Municipal Bonds and other securities in which the Funds invest are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best net results in conducting portfolio transactions for the Funds, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Funds will not necessarily be paying the lowest spread or commission available. The sale of shares of the Funds may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds. The portfolio securities of the Funds generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Funds primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust or any Fund as principals in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it and each Fund to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal securities, subject to certain conditions. In addition, the Trust may not purchase securities, including Municipal Bonds, for the Funds during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which comply with rules adopted by the Commission. The Trust has applied for an exemptive order permitting it to, among other things, (i) purchase high quality tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate and
(ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. An affiliated person of the Trust may serve as its broker in over-the-counter transactions conducted for the Funds on an agency basis only.

     Portfolio Turnover. Generally, the Funds do not purchase securities for short-term trading profits. However, a Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Manager. As a result of the investment policies of the Funds, each Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualification as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Distributions and Taxes." (The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.)

     For the fiscal years ended July 31, 1996 and 1995, the portfolio turnover rates for each of the Funds were as follows:

                                                                                     For the Year Ended
                                                                                          July 31,
                                                                          ----------------------------------------
Fund                                                                             1996                  1995
-----------------------------------------------------------------------   ------------------    ------------------
Arizona Fund...........................................................          43.53%               182.58%
California Fund........................................................          11.09                124.72
Florida Fund...........................................................          39.90                138.97
Massachusetts Fund.....................................................          22.71                 89.96
Michigan Fund..........................................................          32.92                 93.08
New Jersey Fund........................................................           6.57                131.56
New York Fund..........................................................          51.47                139.16
Pennsylvania Fund......................................................          30.90                141.52

     For each of the Funds, the yield volatility exhibited by the municipal bond market during the fiscal year ended July 31, 1995 contributed to recent portfolio turnover. Each Fund's shift to a more defensive posture necessitated a significant portfolio restructuring which led to increased trading activity for the fiscal year ended July 31, 1995.

                            DISTRIBUTIONS AND TAXES

Distributions

      The net investment income of each Fund is declared as dividends, prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time) on that day. The net investment income of each Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of each Fund, including the management fees and account maintenance fees and distribution fees with respect to Class B and Class C shares of that Fund and account maintenance fees with respect to Class D shares of that Fund, are accrued daily. Dividends of net investment income of a Fund are declared daily and reinvested monthly in the form of additional full and fractional shares of that Fund at net asset value unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

     All net realized long- or short-term capital gains of a Fund, if any, are declared and distributed to that Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares of a Fund unless the shareholder elects to receive such distributions in cash.

     The per share dividends and distributions on each class of shares of a Fund will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional
Information--Determination of Net Asset Value".

     See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of a Fund or received in cash.

Taxes

     Federal. The Trust intends to continue to qualify each Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause each Fund to distribute substantially all of such income.

     To the extent that the dividends distributed to a Fund's Class A, Class B, Class C and Class D shareholders (together, the "shareholders") are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. The Trust will inform shareholders annually as to the portion of each Fund's distributions which constitutes exempt-interest dividends and which is exempt from Federal income tax. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by a Fund should consult their tax advisors before purchasing Fund shares.

     To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of each Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of a Fund, to an alternative minimum tax. Each Fund will purchase such "private activity bonds" and the Trust will report to shareholders within 60 days after each Fund's taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including each Fund), during the taxable year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes.

     State. The State Municipal Bonds in which each Fund will invest consist of obligations with remaining maturities of between one and ten years which are issued by or on behalf of the designated state or its political subdivisions, agencies or instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam. State Municipal Bonds pay interest which is exempt, in the opinion of bond counsel to the issuer, from Federal income taxes, personal income taxes in the designated state and, in certain instances, franchise and local personal income taxes. In certain states, State Municipal Bonds are exempt from intangible personal property taxes in the designated state.

     Exempt-interest dividends paid by a Fund and attributable to interest income from State Municipal Bonds of a designated state generally will be exempt from income taxation to shareholders otherwise subject to personal income taxation by such designated state or in some cases, franchise or local personal income taxes. Shareholders subject to income taxation by states other than the Fund's designated state will realize a lower after-tax rate of return than shareholders in that state since the dividends distributed by a Fund generally will not be exempt, to any significant degree, from income taxation by any state other than that Fund's designated state. The Trust will inform shareholders annually as to the portion of a Fund's distributions which constitutes exempt-interest dividends and the portion which is not subject to state and, if applicable, city income or franchise taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible for state personal income tax purposes to the extent attributable to interest income exempt from personal income taxation by the designated state.

     The foregoing description relates generally to state personal income tax issues; investors should consult with their tax advisors with respect to such taxes as well as state corporate income or franchise taxes and any state or local income taxes not described above, as well as to the availability of any exemptions from state or local income taxes. Additional considerations relating to income taxation in the various states is set forth under "Distributions and Taxes" in the Statement of Additional Information.

                                PERFORMANCE DATA

     From time to time each Fund may include its average annual total return, yield and tax-equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax-equivalent yield are computed in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares of that Fund and the maximum sales charge in the case of Class A and Class D shares of that Fund. Dividends paid by each Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. Each Fund will include performance data for all classes of shares of that Fund in any advertisement or information including performance data of that Fund.

     The Funds also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding and aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares". A Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by (c) the maximum offering price per share on the last day of the period. Tax-equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

     The following sets forth the yield for the Class A, Class B, Class C and Class D shares of each of the Funds for the 30-day period ended July 31, 1996. The table also sets forth the tax-equivalent yield (based on a Federal income tax rate of 28%) for the Class A, Class B, Class C and Class D shares of each of the Funds for the same period.



                                Class A                 Class B                 Class C                 Class D
                         ----------------------  ----------------------  ----------------------  ----------------------
                         30-Day  Tax-Equivalent  30-Day  Tax-Equivalent  30-Day  Tax-Equivalent  30-Day  Tax-Equivalent
                         Yield       Yield       Yield       Yield       Yield       Yield       Yield       Yield
                         ------  --------------  ------  --------------  ------  --------------  ------  --------------

Arizona Fund..........    3.63%       5.04%       3.31%       4.60%       3.51%       4.88%       3.53%       4.90%

California Fund.......    3.26%       4.53%       2.94%       4.08%       3.21%       4.46%       3.16%       4.39%

Florida Fund..........    3.61%       5.01%       3.29%       4.57%       3.47%       4.82%       3.51%       4.88%

Massachusetts
  Fund................    3.63%       5.04%       3.31%       4.60%       3.51%       4.88%       3.53%       4.90%

Michigan Fund.........    3.68%       5.11%       3.35%       4.65%       3.35%       4.65%       3.58%       4.97%

New Jersey Fund.......    3.54%       4.92%       3.23%       4.49%       3.43%       4.76%       3.45%       4.79%

New York Fund.........    3.92%       5.44%       3.61%       5.01%       3.80%       5.28%       3.83%       5.32%

Pennsylvania
  Fund................    3.54%       4.92%       3.22%       4.47%       3.38%       4.69%       3.44%       4.78%

     Total return, yield and tax-equivalent yield figures are based on a Fund's historical performance and are not intended to indicate future performance. A Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gain or losses during the period. The value of an investment in a Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Investors' tax-equivalent yields may differ from those listed above because of the application of state and local income and intangibles taxes and Federal income tax rates which are higher or lower than 28%.

     On occasion, a Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar") and CDA Investment Technology, Inc., or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of a Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

Determination of Net Asset Value

     The net asset value of all of the classes of shares of each Fund is determined by the Manager once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by a Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

     The net asset value per share of the shares of all classes of a Fund are expected to be equivalent. Under certain circumstances, however, the per share net asset value of Class A shares of that Fund will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution fees and the higher account maintenance and transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

Organization of the Trust

     The Trust is an unincorporated business trust organized on February 14, 1991 under the laws of Massachusetts. The Trust is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from Federal and, in certain cases, state and local personal income taxes as is consistent with prudent investment management. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of each Fund are divided into four classes designated Class A, Class B, Class C and Class D shares. Each share of Class A, Class B, Class C and Class D represents an interest in the same assets of a Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to such expenditures, as applicable. See "Purchase of Shares". The Trustees of the Trust may classify and reclassify the shares of any Series into additional classes at a future date.

     Shareholders are entitled to one vote for each full share and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, only Class B, Class C and Class D shares of a Series will have exclusive voting rights with respect to matters relating to the account maintenance and distribution expenditures being borne solely by such class. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders, in accordance with the terms of the Declaration of Trust, may cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares of a Series bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully-paid and non-assessable by the Trust.

Shareholder Reports

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                  P.O. Box 45289
                  Jacksonville, FL 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. Shareholders having any questions regarding this matter should call their Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

Shareholder Inquiries

     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.

     The Declaration of Trust establishing the Trust, dated February 14, 1991, a copy of which together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Limited Maturity Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to such person's private property for the satisfaction of any obligation or claim of the Trust, but the 'Trust Property' (as defined in the Declaration) only shall be liable.

                   MERRILL LYNCH MULTI-STATE LIMITED MATURITY
             MUNICIPAL SERIES TRUST -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

1. Share Purchase Application

    I, being of legal age, wish to purchase: (choose one)*
       [_] Class A shares    [_] Class B shares    [_] Class D shares
of
[_] Merrill Lynch Arizona Limited Maturity Municipal Bond Fund
[_] Merrill Lynch California Limited Maturity Municipal Bond Fund
[_] Merrill Lynch Florida Limited Maturity Municipal Bond Fund
[_] Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund
[_] Merrill Lynch Michigan Limited Maturity Municipal Bond Fund
[_] Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund
[_] Merrill Lynch New York Limited Maturity Municipal Bond Fund
[_] Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund
    (The Fund selected above is herein referred to as the "Fund") and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

A. I enclose a check for $.......payable to Merrill Lynch Financial Data
Services, Inc. as an initial investment (minimum $1,000).
I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

1.  ........................................................
2.  ........................................................
3.  ........................................................
4.  ........................................................
5.  ........................................................
6.  ........................................................
(PLEASE PRINT)


Name............................................................................
             First Name               Initial                          Last

Name of Co-Owner (if any).......................................................
                                    First Name          Initial        Last

Address.........................................................................

Date......................,  19.........

 ................................................................................
                                                        (Zip Code)

Occupation................  Name and Address of Employer........................
                            ....................................................
                            ....................................................
 ..........................  ....................................................
   Signature of Owner                         Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------

2. Dividend and Capital Gain Distribution Option


  Ordinary Income Dividends                Long-Term Capital Gains
  Select    [_] Reinvest                   Select    [_] Reinvest
  One:      [_] Cash                       One:      [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
If cash, specify how you would like your distributions paid to you:   [_] Check
or [_] Direct Deposit to bank account
If direct deposit to bank account is selected, please complete below:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust Authorization Form.
Specify type of account (check one):   [_] checking  [_] savings

Name on your Account ...........................................................

Bank Name ......................................................................

Bank Number .........................   Account Number .........................

Bank Address ...................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor .........................................................

Signature of Depositor .........................   Date ........................

(if joint account, both must sign)

Note: If direct deposit to bank account is selected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

                   MERRILL LYNCH MULTI-STATE LIMITED MATURITY
      MUNICIPAL SERIES TRUST -- AUTHORIZATION FORM (PART 1) -- (Continued)
--------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

                        [                           ]
            Social Security Number or Taxpayer Identification Number

    Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distributions and Taxes--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

    INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.


 ......................................  .......................................
          Signature of Owner                 Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                  .................. , 19 ......
                                                     Date of Initial Purchase

Dear Sir/Madam:

    Although I am not obligated to do so, I intend to purchase shares of the Fund or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

     [ ]  $100,000     [ ]  $250,000     [ ]  $500,000      [ ]  $1,000,000

    Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust Prospectus.

    I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust held as security.


By: ...................................  .......................................
          Signature of Owner                      Signature of Co-Owner
                                           (If registered in joint names, both
                                                       must sign)

    In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:


(1) Name ..............................  (2) Name ..............................

Account Number ........................  Account Number ........................

--------------------------------------------------------------------------------
5. FOR DEALER ONLY

  Branch Office, Address, Stamp
---------------------------------



---------------------------------

This form, when completed, should be mailed to:

  Merrill Lynch Multi-State Limited Maturity Municipal Series Trust c/o Merrill Lynch Financial Data Services, Inc.
  P.O. Box 45289
  Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ................................................................................
                            Dealer Name and Address

By:.............................................................................
                         Authorized Signature of Dealer


[ ][ ][ ]  [ ][ ][ ][ ]                  .......................................
Branch Code   F/C No.                    F/C Last Name

[ ][ ][ ]  [ ][ ][ ][ ][ ]
Dealer's Customer Account No.

                   MERRILL LYNCH MULTI-STATE LIMITED MATURITY
             MUNICIPAL SERIES TRUST -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
Note: This form is required to apply for the Systematic Withdrawal or Automatic Investment Plans only.
--------------------------------------------------------------------------------

1. Account Registration                      [                                ]
(Please Print)                                      Social Security No.
                                             or Taxpayer Identification Number


Name of Owner  ...............................................
               First Name          Initial          Last Name

Name of Co-Owner (if any)  ...................................
                           First Name   Initial     Last Name


Address ........................      Account Number ..........................
                                      (if existing account)
 ...............................
                      (Zip Code)

--------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A or [ ] Class D shares in (choose one)

[ ] Merrill Lynch Arizona Limited Maturity Municipal Bond Fund
[ ] Merrill Lynch California Limited Maturity Municipal Bond Fund
[ ] Merrill Lynch Florida Limited Maturity Municipal Bond Fund
[ ] Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund
[ ] Merrill Lynch Michigan Limited Maturity Municipal Bond Fund
[ ] Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund
[ ] Merrill Lynch New York Limited Maturity Municipal Bond Fund
[ ] Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund

         (THE FUND SELECTED ABOVE IS HEREIN REFERRED TO AS THE "FUND") at cost or current offering price. Withdrawals to be made either (check one)
[ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on _______ or as soon as possible thereafter.
   (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [ ] $_________ or [ ]_________% of the current value of [ ] Class A or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
    [ ] as indicated in Item 1.
    [ ] to the order of  .......................................................

Mail to (check one)
    [ ] the address indicated in Item 1.
    [ ] Name (please print)  ...................................................

Address  .......................................................................
         .......................................................................
      Signature of Owner  .......................  Date  .......................
      Signature of Co-Owner (if any)  ..........................................

(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings
Name on your Account  ..........................................................
Bank Name  .....................................................................
Bank Number  .........................  Account Number  ........................
Bank Address  ..................................................................
             ...................................................................
Signature of Depositor  ........................  Date  ........................
Signature of Depositor  ........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

                   MERRILL LYNCH MULTI-STATE LIMITED MATURITY
      MUNICIPAL SERIES TRUST -- AUTHORIZATION FORM (PART 2) -- (Continued)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

    I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

  [ ] Class A shares           [ ] Class B shares          [ ] Class D shares

of the Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in the Fund as indicated below:

    Amount of each ACH debit $  ................................................
    Account No.  ...............................................................

Please date and invest ACH debits on the 20th of each month beginning _______________ or as soon thereafter as possible.
              (Month)

    I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 ..................  .......................................
        Date                  Signature of Depositor

                     .......................................
                              Signature of Depositor
                        (If joint account, both must sign)

                       AUTHORIZATION TO HONOR ACH DEBITS
                     DRAWN BY MERRILL LYNCH FINANCIAL DATA
                                 SERVICES, INC.

To  ....................................................................... Bank
                              (Investor's Bank)

Bank Address  ..................................................................

City  ............ State  ............ Zip Code  ...............................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 ...................  .......................................
        Date                   Signature of Depositor

 ...................  .......................................
 Bank Account Number           Signature of Depositor
                         (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10005

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                            ------------------------

                               TABLE OF CONTENTS


                                               Page
                                               ----

Fee Table...................................     3
Merrill Lynch Select Pricing(SM) System.......   7
Financial Highlights........................    11
Investment Objectives and Policies..........    19
  Potential Benefits........................    21
  Risk Factors and Special Considerations...    22
  Description of Municipal Bonds............    24
  When-Issued Securities and Delayed
    Delivery Transactions...................    26
  Indexed and Inverse Floating
    Obligations.............................    26
  Synthetic Short-Term Municipal Bonds......    27
  Call Rights...............................    27
  Financial Futures Contracts and Options
    Thereon.................................    28
  Repurchase Agreements.....................    30
  Investment Restrictions...................    30
Management of the Trust.....................    32
  Trustees..................................    32
  Management and Advisory Arrangements......    32
  Code of Ethics............................    33
  Transfer Agency Services..................    33
Purchase of Shares..........................    34
  Initial Sales Charge Alternatives--Class A
    and Class D Shares......................    36
  Deferred Sales Charge Alternatives--Class
    B and Class C Shares....................    38
  Distribution Plans........................    41
  Limitations on the Payment of Deferred
    Sales Charges...........................    44
Redemption of Shares........................    44
  Redemption................................    44
  Repurchase................................    45
  Reinstatement Privilege--Class A and Class
    D Shares................................    45
Shareholder Services........................    46
  Investment Account........................    46
  Exchange Privilege........................    46
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions.............    47
  Systematic Withdrawal Plans...............    47
  Automatic Investment Plans................    48
  Fee-Based Programs........................    48
Portfolio Transactions......................    48
Distributions and Taxes.....................    50
  Distributions.............................    50
  Taxes.....................................    50
Performance Data............................    53
Additional Information......................    55
  Determination of Net Asset Value..........    55
  Organization of the Trust.................    55
  Shareholder Reports.......................    56
  Shareholder Inquiries.....................    56
Authorization Form..........................    57
                                  Code # 16925-1196

[LOGO] MERRILL LYNCH

Merrill Lynch Multi-
State Limited Maturity
Municipal Series Trust

Merrill Lynch Arizona Limited
         Maturity Municipal Bond Fund
Merrill Lynch California Limited
         Maturity Municipal Bond Fund
Merrill Lynch Florida Limited
         Maturity Municipal Bond Fund
Merrill Lynch Massachusetts Limited
         Maturity Municipal Bond Fund
Merrill Lynch Michigan Limited
         Maturity Municipal Bond Fund
Merrill Lynch New Jersey Limited
         Maturity Municipal Bond Fund
Merrill Lynch New York Limited
         Maturity Municipal Bond Fund
Merrill Lynch Pennsylvania Limited
         Maturity Municipal Bond Fund

PROSPECTUS

November 27, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This Prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST


                    MERRILL LYNCH ARIZONA LIMITED MATURITY
                              MUNICIPAL BOND FUND

                   MERRILL LYNCH CALIFORNIA LIMITED MATURITY
                              MUNICIPAL BOND FUND

                    MERRILL LYNCH FLORIDA LIMITED MATURITY
                              MUNICIPAL BOND FUND

                 MERRILL LYNCH MASSACHUSETTS LIMITED MATURITY
                              MUNICIPAL BOND FUND

                    MERRILL LYNCH MICHIGAN LIMITED MATURITY
                              MUNICIPAL BOND FUND

                   MERRILL LYNCH NEW JERSEY LIMITED MATURITY
                              MUNICIPAL BOND FUND

                    MERRILL LYNCH NEW YORK LIMITED MATURITY
                              MUNICIPAL BOND FUND

                  MERRILL LYNCH PENNSYLVANIA LIMITED MATURITY
                              MUNICIPAL BOND FUND

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 O PHONE NO. (609) 282-2800

     Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, consists of eight separate series: Merrill Lynch Arizona Limited Maturity Municipal Bond Fund (the "Arizona Fund"), Merrill Lynch California Limited Maturity Municipal Bond Fund (the "California Fund"), Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the "Florida Fund"), Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund (the "Massachusetts Fund"), Merrill Lynch Michigan Limited Maturity Municipal Bond Fund (the "Michigan Fund"), Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund (the "New Jersey Fund"), Merrill Lynch New York Limited Maturity Municipal Bond Fund (the "New York Fund") and Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund (the "Pennsylvania Fund") (together, the "Funds"). The investment objective of each Fund is to provide shareholders with as high a level of income exempt from Federal income taxes and personal income taxes imposed by the designated state (and, in certain instances, local personal income taxes) as is consistent with prudent investment management. Under normal market conditions, each Fund invests primarily in a portfolio of intermediate-term investment grade obligations of the designated state or its political subdivisions, agencies or instrumentalities, or certain other jurisdictions, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes and personal income taxes of the designated state and, where applicable, local personal income taxes. There can be no assurance that the investment objective of any Fund will be realized.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, each Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------

     The Statement of Additional Information of the Trust and each Fund is not a prospectus and should be read in conjunction with the prospectus of the Trust and each Fund, dated November 27, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Trust at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            ------------------------

                        FUND ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                            ------------------------

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER 27, 1996

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is to provide shareholders with as high a level of income exempt from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, as is consistent with prudent investment management. Each Fund seeks to achieve its objective by investing primarily in a portfolio of intermediate-term investment grade obligations issued by or on behalf of the designated state or its political subdivisions, agencies or instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam. Such obligations pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income taxes, the designated state's personal income taxes and, in certain instances, local personal income taxes. Obligations that pay interest exempt from Federal income taxes are referred to herein as "Municipal Bonds". Obligations that pay interest exempt from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, and obligations that would not subject shareholders to intangible personal property taxes in the designated state, are referred to herein as "State Municipal Bonds". Unless otherwise indicated, references to Municipal Bonds shall be deemed to include State Municipal Bonds. Each Fund anticipates that at all times, except during temporary defensive periods, it will maintain at least 65% of its total assets invested in its respective State Municipal Bonds; the New Jersey Fund will maintain at least 80% of its total assets invested in New Jersey State Municipal Bonds. At times, a Fund may seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objective and policies of each Fund.

     Each Fund will invest primarily in Municipal Bonds with remaining maturities of between one and ten years. It is anticipated that, depending on market conditions, the dollar weighted average maturity of each Fund's portfolio will not exceed five years. For purposes of these investment policies, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of Fund Asset Management, L.P. (the "Manager"), will result in the obligation being valued in the market as though it has such earlier maturity. Interest rates on shorter-term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer-term Municipal Bonds. However, because of their limited maturities, the market value of the Municipal Bonds held by each Fund can be expected to fluctuate less as a result of changes in interest rates.

     Municipal Bonds may include general obligation bonds of a state and its political subdivisions, revenue bonds to finance utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by each Fund will be primarily what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Services ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to investment grade obligations.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such obligations not only the creditworthiness of the issuer of such obligations but also the creditworthiness of the financial institution. In evaluating the creditworthiness of the financial institution, the Trustees and the Manager will consider factors such as whether the letter of credit or similar credit enhancement being issued is conditional or unconditional.

     The Funds ordinarily do not intend to realize investment income not exempt from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, or to hold investments that would subject shareholders to intangible personal property taxes in the designated state. However, to the extent that suitable State Municipal Bonds are not available for investment by a Fund, a Fund may purchase Municipal Bonds issued by other states or their agencies or instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal but not the designated state's taxation. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent permitted by applicable law. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal securities.

     Except when acceptable securities are unavailable as determined by the Manager, each Fund, under normal circumstances, will invest at least 65% (80% in the case of the New Jersey Fund) of its total assets in its respective State Municipal Bonds. For temporary defensive purposes or to provide liquidity, each Fund has the authority to invest in tax-exempt or taxable money market obligations with maturities of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of a Fund's net assets. Each Fund at all times will have at least 80% of its net assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. Each Fund may purchase such private activity bonds. See "Distributions and Taxes". In addition, each Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of each Fund set forth in this paragraph is a fundamental policy of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. A Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

     Municipal Bonds at times may be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. A Fund only will make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund (subject to any state or local personal income tax limitations) may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligations generally will decrease. Each Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or liquid securities or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

     The Funds may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Funds may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Funds invest in these types of Municipal Bonds, their return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Also, the Funds may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, by a remarketing agent or by reference to a short-term tax-exempt interest rate index). The Funds may purchase original issue inverse floating rate bonds in both the primary and secondary markets and also may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase and increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate, tax-exempt securities. To seek to limit the volatility of these securities, the Funds may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Funds which allow the Funds to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of that Fund's total assets.

     The Funds may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of that Fund's total assets.

     A Fund may invest up to 20% of its total assets in Municipal Bonds which are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). See Appendix I--"Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.

     High yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than otherwise would be indicated by such low ratings.

     Issuers or obligors of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers or obligors generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers or obligors of high yield securities may be more likely to experience financial stress, especially if such issuers or obligors are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Funds may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations generally are available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high yield securities acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to affect adversely a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

            DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

     Set forth below is a description of the Municipal Bonds and Temporary Investments in which each Fund may invest. A more complete discussion concerning futures and options transactions and Municipal Bonds is set forth under "Investment Objectives and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Funds may purchase is set forth in Appendix I to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds or private activity bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon, in the opinion of bond counsel, is excluded from gross income for Federal income tax purposes ("exempt from Federal income tax"). Such obligations are referred to herein as State Municipal Bonds if the interest paid thereon is exempt, in the opinion of bond counsel, from Federal income taxes, the designated state's personal income taxes and, where applicable, local personal income taxes, and if the Fund's investment in such obligations would not subject Fund shareholders to intangible personal property taxes in the designated state. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or limited tax or other specific revenue source such as payments from the user of the facility being financed. IDBs and, in the case of bonds issued after August 15, 1986, private activity bonds are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the payment of the principal of and interest on such bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment, unless a line of credit, bond insurance or other security is furnished. The Funds may invest in Municipal Bonds that are so-called "moral obligation" bonds, which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. A Fund, however, may invest without regard to such limitation in lease obligations which the Manager, pursuant to the guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board of Trustees, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager, among other things, also must review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the general conditions of the Municipal Bond market, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the bonds in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

DESCRIPTION OF TEMPORARY INVESTMENTS AND VARIABLE RATE DEMAND OBLIGATIONS

     The Funds may invest in short-term tax-free and taxable securities subject to the limitations set forth under "Investment Objectives and Policies". The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Funds may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.

     Variable rate demand obligations ("VRDOs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are set at a rate determined by the remarketing agent or based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Funds.

     The Funds also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Funds would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Trust has been advised by its counsel that the Funds should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days therefore will be subject to a Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determination.

     The Trust has established the following standards with respect to money market securities and VRDOs in which the Funds invest. Commercial paper investments at the time of purchase must be rated A-1 through A-3 by Standard & Poor's, Prime-1 through Prime-3 by Moody's or F-1 through F-3 by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least A by Standard & Poor's, Fitch or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least A by Standard & Poor's, Moody's or Fitch. Notes and VRDOs at the time of purchase must be rated SP-1+/A-1+ through SP-2/A-3 by Standard & Poor's, MIG-l/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1 through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories in the opinion of the Manager. A Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (the "FDIC"), except that up to 10% of a Fund's total assets may be invested in certificates of deposit of small institutions if such certificates are insured fully by the FDIC.

REPURCHASE AGREEMENTS

     The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to a Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets.

     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     Reference is made to the discussion concerning futures and options transactions under "Investment Objectives and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

     As described in the Prospectus, each Fund may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") and options thereon to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities a Fund intends to purchase. However, any transactions involving financial futures or options will be in accordance with a Fund's investment policies and limitations. To hedge its portfolio, a Fund may take an investment position in a financial futures contract or option thereon which will move in the opposite direction from the portfolio position being hedged. While a Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, each Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning financial futures contracts and options thereon.

     Description of Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the financial futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the financial futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Funds may enter into financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which also is responsible for handling daily accounting of deposits or withdrawals of margin.

     As described in the Prospectus, the Funds may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Funds may purchase and write call and put options on financial futures contracts on U.S. Government securities in connection with their hedging strategies.

     Subject to policies adopted by the Trustees, the Funds also may enter into other financial futures contracts and options thereon, such as financial futures contracts or options on other municipal bond or interest rate indices which may become available if the Manager and the Trustees should determine that there is normally a sufficient correlation between the prices of such financial futures contracts or options thereon and the Municipal Bonds in which the Funds invest to make such hedging appropriate.

     Financial Futures Strategies. A Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of a Fund's portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of a Fund's investments in Municipal Bonds. As such values decline, the value of a Fund's positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While a Fund will incur commission expenses in selling and closing out financial futures positions, commissions on financial futures contracts are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of a Fund to trade in the standardized contracts available in the financial futures contract markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to a Fund. Employing financial futures contracts as a hedge also may permit a Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in financial futures contract trading.

     When the Funds intend to purchase Municipal Bonds, the Funds may purchase financial futures contracts as a hedge against any increase in the cost of such Municipal Bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the financial futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the financial futures contracts held by the Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Financial Futures Contracts. The Funds also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or underlying debt securities. Like the purchase of a financial futures contract, a Fund will purchase a call option on financial futures contracts to hedge against a market advance when such Fund is not fully invested.

     The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Fund's portfolio holdings.

     Put Options on Financial Futures Contracts. The purchase of a put option on a financial futures contract is analogous to the purchase of a protective put option on portfolio securities. A Fund will purchase put options on financial futures contracts to hedge such Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which such Fund intends to purchase.

     The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

     The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act") in connection with its strategy of investing in financial futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Trust and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission in the past has indicated that a financial futures contract may be a "senior security" under the 1940 Act.

     Restrictions on Use of Financial Futures Transactions. Regulations of the CFTC applicable to each Fund require that all of a Fund's financial futures transactions constitute bona fide hedging transactions and that a Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, each Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When a Fund purchases a financial futures contract or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the financial futures contract or related option, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Financial Futures Contracts and Options
Thereon. Investment in financial futures contracts and options thereon involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of a financial futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the financial futures contract which is not offset completely by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell financial futures contracts or options thereon in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures transaction. Conversely, a Fund may purchase or sell fewer financial futures contracts or options thereon if the volatility of the price of the hedged securities is historically less than that of the futures transaction.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contracts may vary from the Municipal Bonds held by a Fund. As a result, a Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts or options thereon will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by a Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government securities or options thereon and the Municipal Bonds held by a Fund may be affected adversely by similar factors, and the risk of imperfect correlation between movements in the prices of financial futures contracts or options thereon and the prices of the Municipal Bonds held by a Fund may be greater.

     Each Fund expects to liquidate a majority of the financial futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in Municipal Bonds. A Fund will enter into a financial futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such financial futures contracts or options thereon.

     The successful use of transactions in financial futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a financial futures position, financial futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contracts or related options can result in substantial unrealized gains or losses. Because a Fund will engage in the purchase and sale of financial futures contracts or related options solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by a Fund or decreases in the price of securities a Fund intends to acquire.

     The amount of risk a Fund assumes when it purchases an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be reflected fully in the value of the option purchased.

     Municipal Bond Index financial futures contracts were approved for trading in 1986. Trading in such financial futures contracts may tend to be less liquid than that in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS

     The Trust has adopted a number of restrictions and policies relating to the investment of the assets of each Fund and its activities, which are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of such Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of a Fund's shares present at a meeting at which more than 50% of the outstanding shares of that Fund are represented or (ii) more than 50% of such Fund's outstanding shares).

     Under the fundamental investment restrictions, each Fund may not:

     1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

     2. Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, except that to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time.

     5. Issue senior securities to the extent such issuance would violate applicable law.

     6. Borrow money, except that (i) a Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Trust's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     7. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

     8. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, a Fund may not:

     a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

     b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. None of the Funds currently intends to engage in short sales, except short sales "against the box".

     c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

     d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of that Fund's net assets; included within such limitation, but not to exceed 2% of that Fund's net assets, are warrants which are not listed on the New York Stock Exchange (the NYSE) or the American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

     e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of that Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     f. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

     g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

     h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time.

     i. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, each Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely disposition of portfolio securities, such as the redemption of Fund shares. No Fund will purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.]

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Trust, each Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as a principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member. See "Portfolio Transactions". An exemptive order has been obtained which permits the Trust to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

     Information about the Trustees, executive officers and the portfolio managers of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (64)--President and Trustee(1)(2)--President of the Manager (which term, as used herein, includes the Manager's corporate predecessors) since 1977; President of Merrill Lynch Asset Management, L.P. ("MLAM", which term as used herein includes MLAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1977.

     JAMES H. BODURTHA (52)--Trustee(2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

     HERBERT I. LONDON (57)--Trustee(2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; Dean, Gallatin Division of New York University from 1978 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee, Hudson Institute since 1980; Director, Damon Corporation since 1991; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech L.P. since 1996.

     ROBERT R. MARTIN (69)--Trustee(2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

     JOSEPH L. MAY (67)--Trustee(2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

     ANDRE F. PEROLD (44)--Trustee(2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991.

     TERRY K. GLENN (56)--Executive Vice President(1)(2)--Executive Vice President of the Manager and of MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     VINCENT R. GIORDANO (52)--Senior Vice President(1)(2)--Portfolio Manager of the Manager and MLAM since 1977 and Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

     EDWARD J. ANDREWS (36)--Vice President and Portfolio Manager(1)(2)--Vice President of the Manager and of MLAM since 1991.

     PETER J. HAYES (37)--Vice President and Portfolio Manager(1)(2)--Vice President of the Manager and of MLAM since 1989 and Assistant Vice President of MLAM from 1987 to 1989.

     HELEN M. SHEEHAN (36)--Vice President and Portfolio Manager(1)(2)--Vice President of the Manager and of MLAM since 1991.

     DONALD C. BURKE (36)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche LLP from 1982 to 1990.

     GERALD M. RICHARD (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President thereof since 1981.

     ROBERT HARRIS (44)--Secretary(1)(2)--Vice President of MLAM since 1984; Secretary of MLFD since 1982.
------------
(1) Interested person, as defined in the 1940 Act, of the Trust.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.

     At November 1, 1996, the Trustees and officers of the Trust as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML&Co. and owned an aggregate of less than 1% of the outstanding shares of any Fund, except that Vincent R. Giordano owns Class A shares representing approximately 12.8% of the New Jersey Fund Class A shares (3.5% of the aggregate outstanding shares of the New Jersey Fund).

Compensation of Trustees

     The Trust pays each Trustee not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $5,000 per year plus $500 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Trustees, an additional fee of $1,000 per year plus $250 per meeting attended. The Trust reimburses each non-affiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. Fees and expenses paid to non-affiliated Trustees aggregated $42,132 for the fiscal year ended July 31, 1996, and were allocated to each Fund on the basis of the relative asset size of each Fund: Arizona Fund, $3,015; California Fund, $7,114; Florida Fund, $13,676; Massachusetts Fund, $4,419; Michigan Fund, $2,243; New Jersey Fund, $4,589; New York Fund, $6,879 and Pennsylvania Fund, $197.

     The following table sets forth for the fiscal year ended July 31, 1996, compensation paid by the Trust to the non-affiliated Trustees and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies (including the Trust) advised by the Manager and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Trustees:

                                                                                                         Aggregate
                                                                                       Pension or       Compensation
                                                                                       Retirement      from Trust and
                                                                                        Benefits           other
                                                                                       Accrued as         FAM/MLAM
                                                                                        Part of        Adivsed Funds
                                                                     Compensation       Trust's           Paid to
Name of Trustee                                                       From Trust        Expenses         Trustee(1)
---------------                                                      ------------    --------------    --------------
James H. Bodurtha.................................................   $     9,000          None            $157,500*
Herbert I. London.................................................   $     9,000          None            $157,500
Robert R. Martin..................................................   $     9,000          None            $157,500
Joseph L. May.....................................................   $     9,000          None            $157,500
Andre F. Perold...................................................   $     9,000          None            $157,500

------------
(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).
 * $157,500 represents the amount Mr. Bodurtha would have received if he had been a Trustee for the entire calendar year ended December 31, 1995. Mr. Bodurtha was elected to the Trust's Board of Trustees effective June 23, 1995.

Management and Advisory Arrangements

     Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Funds.

     Securities held by the Funds also may be held by, or be appropriate investments for, other funds or investment advisory clients of the Manager or its affiliates (collectively, the "clients"). Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If the Manager or its affiliates purchase or sell securities for the Funds or other funds for which they act as manager or for their advisory clients and such sales or purchases arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Pursuant to separate management agreements between the Trust on behalf of each Fund and the Manager (each a "Management Agreement"), the Manager receives for its services to each Fund monthly compensation based upon the average daily net assets of that Fund at the annual rate of 0.35% of the average daily net assets of that Fund.

     The table below sets forth for the fiscal years ended July 31, 1996 and 1995, and for the period November 26, 1993 (commencement of operations) to July 31, 1994, the total advisory fee payable by each Fund to the Manager:

                                                                  For the Year
                                                                 Ended July 31,         For the Period
                                                              --------------------    November 26, 1993+
       Fund                                                     1996        1995       to July 31, 1994
       ----                                                   --------    --------    ------------------
Arizona Fund...............................................   $ 21,459    $ 26,468         $ 16,109
California Fund............................................   $ 54,033    $ 52,287         $ 34,377
Florida Fund...............................................   $108,720    $112,421         $ 83,640
Massachusetts Fund.........................................   $ 30,736    $ 41,496         $ 33,156
Michigan Fund..............................................   $ 16,413    $ 19,277         $ 13,621
New Jersey Fund............................................   $ 33,770    $ 39,629         $ 30,851
New York Fund..............................................   $ 57,995    $ 52,164         $ 32,105
Pennsylvania Fund..........................................   $ 30,196    $ 34,403         $ 25,192

------------
+ Commencement of Operations.

For the fiscal year ended July 31, 1996, the total advisory fee payable to the Manager by each Fund (other than the Florida Fund) was voluntarily waived. Of the $108,720 advisory fee payable during the year by the Florida Fund, $24,123 was voluntarily waived. For the fiscal year ended July 31, 1995, and for the period from November 26, 1993 (commencement of operations) to July 31, 1994, the total advisory fee payable to the Manager by each Fund was voluntarily waived.

     Each Management Agreement obligates the Manager to provide investment advisory services to the related Fund and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML&Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated pro rata on the basis of the asset size of the respective series of the Trust ("Series"), including the Funds and any additional Series added in the future. Expenses that will be borne directly by the Series include, among other things, redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and as additional Series are added to the Trust, the organizational expenses are allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Funds by the Manager, and each Fund reimburses the Manager for the Manager's costs in connection with such services. The table below sets forth for the fiscal years ended July 31, 1996 and 1995, and for the period November 26, 1993 (commencement of operations) to July 31, 1994, the amount reimbursed by each Fund to the Manager for accounting services:

                                                                   For the Year
                                                                  Ended July 31,        For the Period
                                                                ------------------    November 26, 1993+
       Fund                                                      1996       1995       to July 31, 1994
       ----                                                     -------    -------    ------------------
Arizona Fund.................................................   $30,172    $36,140         $ 20,900
California Fund..............................................   $38,245    $50,033         $ 19,998
Florida Fund.................................................   $34,053    $32,012         $ 24,625
Massachusetts Fund...........................................   $53,983    $49,502         $ 14,821
Michigan Fund................................................   $47,178    $19,568         $ 22,555
New Jersey Fund..............................................   $43,508    $36,998         $ 18,734
New York Fund................................................   $62,140    $ 3,623         $ 22,165
Pennsylvania Fund............................................   $43,426    $15,577         $ 22,273

------------
+ Commencement of Operations.

     As required by the Funds' distribution agreements, the Distributor will pay the promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses in connection with account maintenance and the distribution of Class B, Class C and Class D shares will be financed by the Funds pursuant to Distribution Plans in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of Shares-- Distribution Plans".

     The Manager is a limited partnership, the partners of which are ML&Co. and Princeton Services. ML&Co. and Princeton Services are "controlling persons" of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Management Agreements will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Funds and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Funds.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of shares of each Fund.

     Each Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B are sold to investors choosing the deferred sales charge alternative. Class C shares of the Funds are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual fund for Class C shares of one of the Funds. Each Class A, Class B, Class C and Class D share of each Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that Class B, Class C and Class D shares of a Fund bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees of that Fund and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     The Merrill Lynch Select Pricing(SM) System is used by more than
50 registered investment companies advised by MLAM or its affiliate, the Manager. Funds advised by MLAM or the Manager which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".

     On behalf of each Fund, the Trust has entered into a separate distribution agreement with the Distributor in connection with the continuous offering of each class of shares of such Fund (each a "Distribution Agreement"). Each Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the related Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreements described above.

Initial Sales Charge Alternatives--Class A and Class D Shares

     The gross sales charges, the amounts of such charges received by the Distributor and Merrill Lynch for the sale of Class A shares, and the CDSCs paid with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver for each of the Funds for the periods indicated are set forth below:

                                                                             For the Year Ended July 31, 1996
                                                                ----------------------------------------------------------
                                                                  Class A        Amount          Amount           CDSCs
                                                                Gross Sales      Paid to         Paid to         Paid to
Fund                                                              Charges      Distributor    Merrill Lynch    Distributor
----                                                            -----------    -----------    -------------    -----------
Arizona Fund.................................................     $   463         $  17          $   446          --
California Fund..............................................     $   580         $  67          $   513          --
Florida Fund.................................................     $   497         $  22          $   475          --
Massachusetts Fund...........................................     $   964         $  93          $   871          --
Michigan Fund................................................     $   102         $   4          $    98          --
New Jersey Fund..............................................     $   239         $   2          $   237          --
New York Fund................................................     $    34         $   1          $    33          --
Pennsylvania Fund............................................     $     5            --          $     5          --

                                                                             For the Year Ended July 31, 1995
                                                                ----------------------------------------------------------
                                                                  Class A        Amount          Amount           CDSCs
                                                                Gross Sales      Paid to         Paid to         Paid to
Fund                                                              Charges      Distributor    Merrill Lynch    Distributor
----                                                            -----------    -----------    -------------    -----------
Arizona Fund.................................................     $ 1,026        $   101         $   925          --
California Fund..............................................     $   754        $    83         $   671          --
Florida Fund.................................................     $ 2,628        $   154         $ 2,474         $ 2,894
Massachusetts Fund...........................................     $ 1,544        $   284         $ 1,260         $10,565
Michigan Fund................................................     $   915        $    56         $   859          --
New Jersey Fund..............................................     $   451        $    30         $   421          --
New York Fund................................................     $ 5,190        $   157         $ 5,033          --
Pennsylvania Fund............................................     $    79        $     9         $    70          --

                                                                    For the Period November 26, 1993+ to July 31, 1994
                                                                ----------------------------------------------------------
                                                                  Class A        Amount          Amount           CDSCs
                                                                Gross Sales      Paid to         Paid to         Paid to
Fund                                                              Charges      Distributor    Merrill Lynch    Distributor
----                                                            -----------    -----------    -------------    -----------
Arizona Fund.................................................     $17,369        $   473         $16,896          --
California Fund..............................................     $25,074        $   555         $24,519          --
Florida Fund.................................................     $67,354        $ 1,464         $65,890          --
Massachusetts Fund...........................................     $36,132        $ 2,023         $34,109          --
Michigan Fund................................................     $24,819        $   550         $24,269          --
New Jersey Fund..............................................     $ 9,444        $   380         $ 9,064          --
New York Fund................................................     $21,122        $   811         $20,311          --
Pennsylvania Fund............................................     $ 5,405        $   127         $ 5,278          --

------------
+ Commencement of Operations.

     The gross sales charges and the amounts of such charges received by the Distributor and Merrill Lynch for the sale of Class D shares for each of the Funds for the periods indicated are set forth below:

                                                                                 For the Year Ended July 31, 1996
                                                                            -------------------------------------------
                                                                              Class D        Amount          Amount
                                                                            Gross Sales      Paid to         Paid to
Fund                                                                          Charges      Distributor    Merrill Lynch
----                                                                        -----------    -----------    -------------
Arizona Fund.............................................................     $   241        $    14         $   227
California Fund..........................................................     $ 3,148        $   299         $ 2,849
Florida Fund.............................................................     $ 2,943        $   373         $ 2,570
Massachusetts Fund.......................................................     $ 3,387        $   298         $ 3,089
Michigan Fund............................................................     $   479        $    59         $   420
New Jersey Fund..........................................................     $ 1,128        $    31         $ 1,097
New York Fund............................................................     $ 4,790        $   476         $ 4,314
Pennsylvania Fund........................................................     $   533        $    14         $   519

                                                                                 For the Period October 21, 1994+
                                                                                         to July 31, 1995
                                                                            -------------------------------------------
                                                                              Class D        Amount          Amount
                                                                            Gross Sales      Paid to         Paid to
Fund                                                                          Charges      Distributor    Merrill Lynch
----                                                                        -----------    -----------    -------------
Arizona Fund.............................................................     $    98        $     3         $    95
California Fund..........................................................     $ 2,145        $   115         $ 2,030
Florida Fund.............................................................     $12,063        $ 1,099         $10,964
Massachusetts Fund.......................................................     $    64        $    33         $    31
Michigan Fund............................................................     $   888        $    91         $   797
New Jersey Fund..........................................................     $ 2,108        $   222         $ 1,886
New York Fund............................................................     $ 3,877        $   232         $ 3,645
Pennsylvania Fund........................................................     $ 1,198        $    49         $ 1,149

------------
+ Commencement of Operations.

No Fund received CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver during the fiscal year ended July 31, 1996 or the period October 21, 1994 (commencment of operations) to July 31, 1995.

     The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of a Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Closed-End Fund Investment Option. Class A shares of each Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994, the date the Merrill Lynch Select Pricing(SM) System commenced operations, and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to purchase Class A shares) or Class D shares of each Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be reinvested immediately in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been maintained continuously in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of a Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

Reduced Initial Sales Charges

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of a Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $100,000 or more of the Class A or Class D shares of a Fund or any other MLAM-advised mutual funds within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Trust's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares of any Fund; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of a Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $100,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares of the Fund purchased at the reduced rate and the sales charge applicable to the shares of the Fund actually purchased through the Letter. Class A or Class D shares of the Fund equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into a Fund that creates a sales charge will count toward completing a new or existing Letter of Intention to the Fund.

     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts(SM) available through qualified employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML&Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML&Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly owned or controlled by ML&Co.), and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of a Fund at net asset value.

     Class D shares of each Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares of a Fund may be reduced to the net asset value per Class D share of that Fund in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to each Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of each Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the related Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of a Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that a Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits for that Fund on acquisition of such securities set forth under "Investment Objectives and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Distribution Plans

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans of each Fund for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Funds to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid by each Fund to the Distributor. In their consideration of each of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to its Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In separately approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the related Fund and its related class of shareholders. Any Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the related Fund. No Distribution Plan can be amended to increase materially the amount to be spent by the related Fund without approval by the related class of shareholders of that Fund, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

Limitations on the Payment of Deferred Sales Charges

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B shares of each Fund, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to each Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by each Fund to (1) 6.25% of eligible gross sales of Class B shares of that Fund, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC of that Fund). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor in connection with each Fund (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales of that Fund. The Distributor retains the right to stop waiving the interest charges at any time. To the extent a Fund's payments would exceed the voluntary maximum, such Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, such Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information for the period November 26, 1993 (commencement of operations) to July 31, 1996 with respect to the Class B shares of each of the Funds, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum. No information is presented for the Class C shares of the Funds because Class C shares are not available for purchase but will be issued only pursuant to the exchange privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual fund for Class C shares of one of the Funds.

                                                                  Data Calculated as of July 31, 1996
                                       ------------------------------------------------------------------------------------------
                                                                             (In Thousands)
                                                                                                                       Annual
                                                  Allowable    Allowable                 Amounts                    Distribution
                                       Eligible   Aggregate   Interest on   Maximum     Previously     Aggregate       Fee at
                                        Gross       Sales       Unpaid      Amount       Paid to        Unpaid      Current Net
                                       Sales(1)    Charges    Balance(2)    Payable   Distributor(3)    Balance    Asset Level(4)
                                       --------   ---------   -----------   -------   --------------   ---------   --------------
Arizona Fund
Under NASD Rule as Adopted...........  $  6,624    $   414       $  92      $  506         $ 52         $   454         $  6
Under Distributor's Voluntary
  Waiver.............................  $  6,624    $   414       $  33      $  447         $ 52         $   395         $  6
California Fund
Under NASD Rule as Adopted...........  $ 12,777    $   798       $ 173      $  971         $ 71         $   900         $ 20
Under Distributor's Voluntary
  Waiver.............................  $ 12,777    $   798       $  64      $  862         $ 71         $   791         $ 20
Florida Fund
Under NASD Rule as Adopted...........  $ 22,409    $ 1,400       $ 284      $1,684         $330         $ 1,354         $ 27
Under Distributor's Voluntary
  Waiver.............................  $ 22,409    $ 1,400       $ 112      $1,512         $330         $ 1,182         $ 27
Massachusetts Fund
Under NASD Rule as Adopted...........  $ 10,460    $   654       $ 137      $  791         $ 60         $   731         $  9
Under Distributor's Voluntary
  Waiver.............................  $ 10,460    $   654       $  52      $  706         $ 60         $   646         $  9
Michigan Fund
Under NASD Rule as Adopted...........  $  3,216    $   201       $  45      $  246         $ 27         $   219         $  4
Under Distributor's Voluntary
  Waiver.............................  $  3,216    $   201       $  16      $  217         $ 27         $   190         $  4
New Jersey Fund
Under NASD Rule as Adopted...........  $ 10,628    $   664       $ 144      $  808         $ 59         $   749         $ 10
Under Distributor's Voluntary
  Waiver.............................  $ 10,628    $   664       $  53      $  717         $ 59         $   658         $ 10
New York Fund
Under NASD Rule as Adopted...........  $ 13,525    $   845       $ 163      $1,008         $ 73         $   935         $ 20
Under Distributor's Voluntary
  Waiver.............................  $ 13,525    $   845       $  68      $  913         $ 73         $   840         $ 20
Pennsylvania Fund
Under NASD Rule as Adopted...........  $ 10,547    $   659       $ 150      $  809         $ 63         $   746         $ 13
Under Distributor's Voluntary
  Waiver.............................  $ 10,547    $   659       $  53      $  712         $ 63         $   649         $ 13

------------
(1) Purchase price of all eligible Class B shares sold since November 26, 1993 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of shares of each Fund.

     The right to redeem shares of any Fund or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.

Deferred Sales Charges--Class B and Class C Shares

     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within one year of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

     For the fiscal years ended July 31, 1996 and 1995, and for the period November 26, 1993 (commencement of operations) to July 31, 1994, the Distributor received CDSCs from the Funds with respect to redemptions of Class B shares as follows, all of which were paid to Merrill Lynch:

                                                                       For the Year
                                                                      Ended July 31,            For the Period
                                                                    -------------------       November 26, 1993+
Fund                                                                 1996        1995          to July 31, 1994
----                                                                -------    --------    ------------------------
Arizona Fund.....................................................   $10,222    $ 13,587            $  1,505
California Fund..................................................   $ 3,459    $  5,805            $  5,716
Florida Fund.....................................................   $18,456    $202,558            $ 17,622
Massachusetts Fund...............................................   $ 4,849    $ 10,430            $ 11,965
Michigan Fund....................................................   $ 6,724    $  3,977            $  3,454
New Jersey Fund..................................................   $ 8,141    $  6,305            $  6,854
New York Fund....................................................   $ 6,475    $  6,435            $  9,833
Pennsylvania Fund................................................   $ 3,775    $  7,971            $  6,500

------------------
+ Commencement of Operations.

     For the fiscal year ended July 31, 1996 and for the period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received no CDSCs with respect to redemptions of Class C shares.

                             PORTFOLIO TRANSACTIONS

     Reference is made to "Investment Objectives and Policies" and "Portfolio Transactions" in the Prospectus.

     Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust or any Fund as principals in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch, may not serve as dealers in connection with transactions with the Funds absent an exemptive order from the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. The table below sets forth for the fiscal years ended July 31, 1996 and 1995, and for the period November 26, 1993 (commencement of operations) to July 31, 1994, information about the transactions engaged in by the Funds pursuant to this order.

                                                                                                    For the Period
                                For the Year Ended               For the Year Ended               November 26, 1993+
                                   July 31, 1996                    July 31, 1995                  to July 31, 1994
                           -----------------------------    -----------------------------    -----------------------------
                            Number of        Aggregate       Number of        Aggregate       Number of        Aggregate
Fund                       Transactions    Dollar Amount    Transactions    Dollar Amount    Transactions    Dollar Amount
----                       ------------    -------------    ------------    -------------    ------------    -------------
Arizona Fund............         3          $   300,000           2          $   600,000           0              --
California Fund.........         0              --                5          $ 1,800,000           8          $ 4,704,660
Florida Fund............         2          $ 1,000,000           0              --                1          $ 1,102,552
Massachusetts Fund......         3          $   600,000           1          $   200,000           0              --
Michigan Fund...........         1          $   200,000           0              --                2          $   400,464
New Jersey Fund.........         5          $   800,000           4          $ 1,100,000           1          $   401,652
New York Fund...........         0              --                0              --                3          $ 1,601,675
Pennsylvania Fund.......         1          $   401,836           3          $ 1,300,000           1          $   322,314

------------------
+ Commencement of Operations.

     The Trust has applied for an exemptive order permitting it to, among other things, (i) purchase high quality tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

     As a non-fundamental restriction, the Trust will prohibit the purchase or retention by any Fund of the securities of any issuer if the officers and Trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one per cent of the securities of an issuer own in the aggregate more than five per cent of the securities of such issuer. In addition, under the 1940 Act, the Funds may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Commission. Rule 10f-3 under the 1940 Act sets forth conditions under which a Fund may purchase municipal bonds in such transactions. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by a Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue.

     The Funds do not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Funds have no obligation to deal with any broker in the execution of transactions for their portfolio securities. In addition, consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of each Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily. The net asset value per share of each class of shares of a Fund are expected to be equivalent. The per share net asset value of a Fund's Class B, Class C and Class D shares generally will be lower than the per share net asset value of its Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares, reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

     The Municipal Bonds and other portfolio securities in which the Funds invest are traded primarily in over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds theoretically will produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Funds. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

Investment Account

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the relevant Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

Automatic Investment Plans

     A shareholder of a Fund may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealers. Voluntary accumulation also can be made through a service known as a Fund's Automatic Investment Plan whereby each Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Alternatively, an investor who maintains a CMA(Registered) or CBA(Registered) account may arrange to have periodic investments made in a Fund in such CMA(Registered) or CBA(Registered) account or in certain related accounts in amounts of $100 or more through the CMA(Registered) or CBA(Registered) Automated Investment Program.

Automatic Reinvestment of Dividends and Capital Gains Distributions

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be automatically reinvested in additional shares of the respective Fund. Such reinvestment will be at the net asset value of shares of the respective Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on or about the payment date.

     Shareholders, at any time, may notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the respective Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, such instructions will be effected.

Systematic Withdrawal Plans--Class A and Class D Shares

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in the respective Fund's Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by either the shareholder, the Trust, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for Class A or Class D shares of a Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(Registered) or CBA(Registered) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered) or CBA(Registered) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(Registered) or CBA(Registered) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

Exchange Privilege

     Shareholders of each class of shares of each of the Funds have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of a Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows:
Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges with certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding of each of the Funds ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A or Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds without or with a reduced sales charge.

     In addition, each of the Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of each Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired through use of the exchange privilege. In addition, Class B shares of each Fund acquired through use of the exchange privilege will be subject to that Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of a Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for six months. The 1% CDSC that generally would apply to a redemption would not apply to the exchange. Three and a half years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by tacking the six month holding period of the Fund's

Class B shares onto the three and a half year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for four years.

     Shareholders also may exchange shares from any of the Funds into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of a Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of a Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund's Class B shares for six months and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 1% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund with a four-year CDSC period which the shareholder continued to hold for an additional three and a half years, any subsequent redemption would not incur a CDSC.

     Before effecting an exchange, shareholders of a Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the relevant Fund of the exchange. Shareholders of the Funds, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. Each Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES

Federal

     The Trust intends to continue to qualify each Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause each Fund to distribute substantially all of such income.

     As discussed in the Prospectus for the Trust, the Trust has established a number of series, each referred to herein as a "Fund". Each Fund is treated as a separate corporation for Federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Trust level.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

     The Trust intends to qualify each Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), a Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to each Fund's shareholders within 60 days after the close of such Fund's taxable year. For this purpose, the Funds will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items, discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. The Fund will allocate exempt-interest dividends among shareholders for state income tax purposes in a similar manner. To the extent that the dividends distributed to a Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes, subject to the possible application of the Federal alternative minimum tax as described below. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. The Trust will inform shareholders annually regarding the portion of each Fund's distributions which constitutes exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by a Fund.

     To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of a Fund, to an alternative minimum tax. Each Fund will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after such Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by a Fund.

     The Funds may invest in high yield securities as described in the Prospectus. Furthermore, the Funds may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Funds may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

Environmental Tax

     The Code previously imposed a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax has expired for tax years beginning after December 31, 1995, but may be reinstated in the future. The Environmental Tax was imposed even if the corporation was not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeded its minimum tax liability. The Code provides, however, that RICs, such as the Funds, would not be subject to the Environmental Tax. However, exempt-interest dividends paid by the Funds that create alternative minimum taxable income for corporate shareholders (as described above) could subject corporate shareholders of such Funds to the Environmental Tax.

Tax Treatment of Financial Futures Contracts and Options Thereon

     Each Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). Each Fund also may purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     One of the requirements for qualification as a RIC is that less than 30% of a Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Funds may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.
                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes.

State

     Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Bonds. To the extent that the Arizona Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Such distributions are not eligible for the dividends received deduction for corporations. Distributions, if any, of net long-term capital gains from the sale of securities or from certain transactions in futures or options are taxable as ordinary income for Arizona purposes. Inasmuch and for so long as the Arizona Fund is registered as a diversified management company under the 1940 Act, the Arizona Fund will not be subject to Arizona corporate income taxes, except to the extent of its "unrelated business income", as defined in Section 512 of the Code, if any, which would be taxed to the Fund (but not its shareholders) at the Arizona corporate income tax rate (currently 9.0%) or $50, whichever is greater.

     California. Exempt-interest dividends from the California Fund will not be subject to California personal income taxes for California resident individuals to the extent attributable to interest from California State Municipal Bonds, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest from California State Municipal Bonds. However, exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of long-term capital gains will be treated as capital gains which are taxed at ordinary income rates for California state income tax purposes.

     Florida. The Florida Fund has received a ruling from the Florida Department of Revenue that if on the last business day of any calendar year the Florida Fund's assets consist solely of assets exempt from Florida intangible personal property tax, shares of the Florida Fund will be exempt from Florida intangible personal property tax in the following year. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Thus, if the ruling is not revoked or modified and if 100% of the Florida Fund's assets on the last business day of each calendar year consists of assets exempt from Florida intangible personal property tax, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions; obligations of the United States Government or its agencies; and cash. If shares of the Florida Fund are subject to Florida intangible personal property tax because less than 100% of the Florida Fund's assets on the last business day of the previous calendar year consisted of assets exempt from Florida intangible personal property tax, only the portion of the net asset value of the Florida Fund that is attributable to obligations of the U.S. Government will be exempt from taxation. The Florida Fund anticipates that on the last business day of each calendar year the Florida Fund's assets will consist solely of assets exempt from Florida intangible personal property tax.

     Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida, because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Florida Fund will be subject to Florida corporate income tax, state taxes in states other than Florida and local taxes in cities other than those in Florida. Shareholders subject to taxation by states other than Florida may realize a lower after-tax rate of return than Florida shareholders since the dividends distributed by the Florida Fund may not be exempt, to any significant degree, from income taxation by such other states.

     If the Florida Fund does not have a taxable nexus to Florida, such as through the location within the state of the Trust's or the Florida Fund's activities or those of the Manager, under present Florida law, the Florida Fund is not subject to Florida corporate income taxation. Additionally, if the Florida Fund's assets do not have a taxable situs in Florida as of January 1 of each calendar year, the Florida Fund will not be subject to Florida intangible personal property tax. If the Florida Fund has a taxable nexus to Florida or the Florida Fund's assets have a taxable situs in Florida, the Florida Fund will be subject to Florida taxation.

     Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate "regulated investment company" under the Code, (i) the Massachusetts Fund will not be liable for any personal income or any corporate excise tax in the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income (a) that portion of their "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) from the Massachusetts Fund which the Massachusetts Fund clearly identifies as directly attributable to interest received by the Massachusetts Fund on Massachusetts State Municipal Bonds or (b) that portion of their dividends which is identified as attributable to interest received by the Massachusetts Fund on obligations of the United States or its agencies or possessions that are exempt from state taxation (collectively, "Massachusetts-exempt dividends").

     Any capital gains distributed by the Massachusetts Fund to a shareholder otherwise subject to Massachusetts personal income taxation (except for capital gains on certain Massachusetts State Municipal Bonds which are specifically exempt by statute), or gains realized by such a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder subject to Massachusetts personal income taxation which relates or is allocable to Massachusetts-exempt dividends will not be deductible for Massachusetts personal income tax purposes.

     In the case of any corporate shareholder otherwise subject to the Massachusetts corporate excise tax, distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation's Massachusetts gross income and taxed accordingly. Similarly, the value of shares held in the Massachusetts Fund will be taken into account in calculating the property component of the Massachusetts corporate excise tax. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

     Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends from the Michigan Fund to the extent they are attributable to interest from Michigan State Municipal Bonds or on dividends that are attributable to interest from obligations of the United States or its possessions. To the extent the distributions from the Michigan Fund are attributable to sources other than Michigan State Municipal Bonds or obligations of the United States or its possessions, they will not be exempt from Michigan income tax or the single business tax. Distributions that are attributable to long- or short-term capital gains from both Michigan State and non-Michigan State Municipal Bonds will not be exempt from Michigan income tax or the single business tax, while those attributable to long- or short-term capital gains from obligations of the United States or its possessions will be exempt from Michigan income tax and the single business tax. For purposes of Michigan income tax laws, shareholders will have a taxable event upon redemption or sale of their shares of the Michigan Fund to the extent the transaction constitutes a taxable event for Federal income tax purposes.

     In 1986, the Michigan Department of Treasury issued a Bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the company's investment portfolio consists of items such as Michigan State Municipal Bonds. In addition, shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. The Intangibles Tax is being phased-out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1988.

     New Jersey. To the extent distributions from the New Jersey Fund are derived from interest or gains on New Jersey State Municipal Bonds, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Bonds at the close of each quarter of the tax year (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund's investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through tax-exempt interest. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund will be taxable to shareholders for New Jersey personal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends. Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax or, if applicable, the New Jersey corporation income tax.

     Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

     New York. The portion of the exempt-interest dividends equal to the proportion which the New York Fund's interest on New York State Municipal Bonds bears to all of the New York Fund's tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund's distributions are derived from interest on taxable investments, from gain from the sale of investments or from tax-exempt interest that is not attributable to New York State Municipal Bonds, they will constitute taxable income for New York State and New York City personal income tax purposes. Distributions from investment income and capital gains of the New York Fund, including exempt-interest dividends paid to a corporate shareholder, will be subject to New York State corporate franchise and New York City corporation income tax.

     Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest received by the Pennsylvania Fund from Pennsylvania State Municipal Bonds, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from income from investments other than Pennsylvania State Municipal Bonds will be taxable for purposes of the Pennsylvania personal income tax. In the case of residents of the City of Philadelphia, distributions which are derived from interest received by the Pennsylvania Fund from Pennsylvania State Municipal Bonds or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

     Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property taxes to the extent the Pennsylvania Fund's portfolio securities consist of Pennsylvania State Municipal Bonds on the annual assessment date.

     At present it is unclear whether an investment in the Pennsylvania Fund by a corporate shareholder will qualify as an exempt asset for purposes of apportionment of the Pennsylvania capital stock/foreign franchise tax. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

     The above discussion is a general and abbreviated summary of the relevant state and local tax provisions presently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to state or local taxes.

                                PERFORMANCE DATA

     From time to time each Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted ratings in advertisements or supplemental sales literature. Total return, yield and tax-equivalent yield figures are based on a Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares of each Fund in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares of a Fund and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares of that Fund.

     The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is the total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of each of the Funds for the periods indicated.

Arizona Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

              ------                 -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         2.12%           $ 1,021.20             1.89%           $ 1,018.90             1.79%
Inception (November 26, 1993) to
  July 31, 1996....................         3.95%           $ 1,109.30             3.97%           $ 1,109.90
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                       4.88%

                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         3.16%           $ 1,031.60             2.88%           $ 1,028.80             2.78%
Year ended July 31, 1995...........         6.47%           $ 1,064.70             5.99%           $ 1,059.90
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                       5.90%
Inception (November 26, 1993) to
  July 31, 1994....................         2.02%           $ 1,020.20             1.78%           $ 1,017.80

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................        10.93%           $ 1,109.30            10.99%           $ 1,109.90
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                       8.85%
                                                                                  Yield
30 days ended July 31, 1996........         3.63%                                  3.31%                                  3.51%
                                                                          Tax Equivalent Yield*
30 days ended July 31, 1996........         5.04%                                  4.60%                                  4.88%

Arizona Fund
--------------------------------------------------------------------------------------------
                                      Class C Shares               Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
              ------                 ----------------   -----------------   ----------------
                                                     Average Annual Total Return
                                             (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,017.90             2.02%           $ 1,020.20
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,088.50             4.69%           $ 1,084.90
                                                       Annual Total Return
                                             (excluding maximum applicable sales charge)
Year ended July 31, 1996...........     $ 1,027.80             3.05%           $ 1,030.50
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $ 1,059.00             6.34%           $ 1,063.40
Inception (November 26, 1993) to
  July 31, 1994....................
                                                     Aggregate Total Return
                                             (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,088.50             8.49%           $ 1,084.90
                                                          Yield
30 days ended July 31, 1996........                            3.53%
                                                 Tax Equivalent Yield*
30 days ended July 31, 1996........                            4.90%

------------
* Based on a Federal income tax rate of 28%.

California Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

              ------                 -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         3.52%           $ 1,035.20             3.08%           $ 1,030.80              3.35%
Inception (November 26, 1993) to
  July 31, 1996....................         3.85%           $ 1,106.60             3.84%           $ 1,106.10
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        5.61%

                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         4.56%           $ 1,045.60             4.08%           $ 1,040.80              4.35%
Year ended July 31, 1995...........         5.60%           $ 1,056.00             5.23%           $ 1,052.30
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                        5.60%
Inception (November 26, 1993) to
  July 31, 1994....................         1.23%           $ 1,012.30             0.99%           $ 1,009.90

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................        10.66%           $ 1,106.60            10.61%           $ 1,106.10
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                       10.20%
                                                                                  Yield
30 days ended July 31, 1996........         3.26%                                  2.94%                                   3.21%
                                                                          Tax Equivalent Yield*
30 days ended July 31, 1996........         4.53%                                  4.08%                                   4.46%

California Fund
--------------------------------------------------------------------------------------------
                                      Class C Shares               Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
              ------                 ----------------   -----------------   ----------------
                                                     Average Annual Total Return
                                             (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,033.50             3.41%           $ 1,034.10
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,102.00             5.22%           $ 1,094.70

                                                        Annual Total Return
                                             (excluding maximum applicable sales charge)
Year ended July 31, 1996...........     $ 1,043.50             4.46%           $ 1,044.60
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $ 1,056.00             5.85%           $ 1,058.50
Inception (November 26, 1993) to
  July 31, 1994....................

                                                       Aggregate Total Return
                                             (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,102.00             9.47%           $ 1,094.70
                                                            Yield
30 days ended July 31, 1996........                            3.16%
                                                    Tax Equivalent Yield*
30 days ended July 31, 1996........                            4.39%

------------
* Based on a Federal income tax rate of 28%.

Florida Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

-----------------------------------  -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         2.42%           $ 1,024.20             2.09%           $ 1,020.90              1.49%
Inception (November 26, 1993) to
  July 31, 1996....................         3.56%           $ 1,098.40             3.58%           $ 1,099.00
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        4.57%

                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         3.45%           $ 1,034.50             3.08%           $ 1,030.80              2.48%
Year ended July 31, 1995...........         6.05%           $ 1,060.50             5.57%           $ 1,055.70
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                        5.65%
Inception (November 26, 1993) to
  July 31, 1994....................         1.12%           $ 1,011.20             0.99%           $ 1,009.90

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................         9.84%           $ 1,098.40             9.90%           $ 1,099.00
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        8.27%
                                                                                  Yield
30 days ended July 31, 1996........         3.61%                                  3.29%                                   3.47%
                                                                          Tax Equivalent Yield*
30 days ended July 31, 1996........         5.01%                                  4.57%                                   4.82%

Florida Fund
-----------------------------------
                                      Class C Shares               Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
-----------------------------------  ----------------   -----------------   ----------------
                                                     Average Annual Total Return
                                             (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,014.90             2.31%           $ 1,023.10
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,082.70             4.71%           $ 1,085.30

                                                        Annual Total Return
                                             (excluding maximum applicable sales charge)
Year ended July 31, 1996...........     $ 1,024.80             3.35%           $ 1,033.50
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $ 1,056.50             6.07%           $ 1,060.70
Inception (November 26, 1993) to
  July 31, 1994....................

                                                     Aggregate Total Return
                                             (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,082.70             8.53%           $ 1,085.30
                                                            Yield
30 days ended July 31, 1996........                            3.51%
                                                        Tax Equivalent Yield*
30 days ended July 31, 1996........                            4.88%

------------

* Based on a Federal income tax rate of 28%.

Massachusetts Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

-----------------------------------  -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         3.04%           $ 1,030.40             2.70%           $ 1,027.00              2.81%
Inception (November 26, 1993) to
  July 31, 1996....................         3.67%           $ 1,101.40             3.69%           $ 1,101.90
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        4.97%

                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         4.08%           $ 1,040.80             3.70%           $ 1,037.00              3.81%
Year ended July 31, 1995...........         4.79%           $ 1,047.90             4.41%           $ 1,044.10
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                        5.00%
Inception (November 26, 1993) to
  July 31, 1994....................         2.01%           $ 1,020.10             1.77%           $ 1,017.70

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................        10.14%           $ 1,101.40            10.19%           $ 1,101.90
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        9.00%
                                                                                         Yield
30 days ended July 31, 1996........         3.63%                                  3.31%                                   3.51%
                                                                                  Tax Equivalent Yield*
30 days ended July 31, 1996........         5.04%                                  4.60%                                   4.88%

Massachusetts Fund
-----------------------------------
                                      Class C Shares                Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
-----------------------------------  ----------------   -----------------   ----------------
                                                   Average Annual Total Return
                                          (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,028.10             2.93%           $ 1,029.30
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,090.00             4.52%           $ 1,081.70

                                                      Annual Total Return
                                          (excluding maximum applicable sales charge)

Year ended July 31, 1996...........     $ 1,038.10             3.97%           $ 1,039.70
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $ 1,050.00             5.09%           $ 1,050.90
Inception (November 26, 1993) to
  July 31, 1994....................

                                                   Aggregate Total Return
                                          (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,090.00             8.17%           $ 1,081.70
                                                   Yield
30 days ended July 31, 1996........                            3.53%
                                           Tax Equivalent Yield*
30 days ended July 31, 1996........                            4.90%

------------
* Based on a Federal income tax rate of 28%.

Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

-----------------------------------  -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         2.67%           $ 1,026.70             2.33%           $ 1,023.30              2.20%
Inception (November 26, 1993) to
  July 31, 1996....................         3.53%           $ 1,097.50             3.55%           $ 1,098.00
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        4.84%

                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         3.71%           $ 1,037.10             3.32%           $ 1,033.20              3.20%
Year ended July 31, 1995...........         5.16%           $ 1,051.60             4.78%           $ 1,047.80
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                        5.40%
Inception (November 26, 1993) to
  July 31, 1994....................         1.66%           $ 1,016.60             1.42%           $ 1,014.20

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................         9.75%           $ 1,097.50             9.80%           $ 1,098.00
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        8.77%
                                                                                  Yield
30 days ended July 31, 1996........         3.68%                                  3.35%                                   3.35%
                                                                          Tax Equivalent Yield*
30 days ended July 31, 1996........         5.11%                                  4.65%                                   4.65%

Michigan Fund
-----------------------------------
                                      Class C Shares               Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
-----------------------------------  ----------------   -----------------   ----------------
                                                   Average Annual Total Return
                                          (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,022.00             2.67%           $ 1,026.70
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,087.70             4.72%           $ 1,085.40

                                                      Annual Total Return
                                          (excluding maximum applicable sales charge)

Year ended July 31, 1996...........     $ 1,032.00             3.71%           $ 1,037.10
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $ 1,054.00             5.72%           $ 1,057.20
Inception (November 26, 1993) to
  July 31, 1994....................

                                                   Aggregate Total Return
                                          (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,087.70             8.54%           $ 1,085.40
                                                          Yield
30 days ended July 31, 1996........                            3.58%
                                                  Tax Equivalent Yield
30 days ended July 31, 1996........                            4.97%

------------
* Based on a Federal income tax rate of 28%.

New Jersey Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

-----------------------------------  -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         2.65%           $ 1,026.50             2.21%           $ 1,022.10              2.25%
Inception (November 26, 1993) to
  July 31, 1996....................         4.02%           $ 1,111.50             4.04%           $ 1,112.10
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                      (0.50)%

                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         3.68%           $ 1,036.80             3.21%           $ 1,032.10              3.24%
Year ended July 31, 1995...........         6.45%           $ 1,064.50             6.07%           $ 1,060.70
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                      (4.01)%
Inception (November 26, 1993) to
  July 31, 1994....................         1.73%           $ 1,017.30             1.59%           $ 1,015.90

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................        11.15%           $ 1,111.50            11.21%           $ 1,112.10
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                      (0.89)%
                                                                                  Yield
30 days ended July 31, 1996........         3.54%                                  3.23%                                   3.43%
                                                                          Tax Equivalent Yield*
30 days ended July 31, 1996........         4.92%                                  4.49%                                   4.76%

New Jersey Fund
-----------------------------------
                                      Class C Shares               Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
-----------------------------------  ----------------   -----------------   ----------------
                                                   Average Annual Total Return
                                          (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,022.50             2.44%           $ 1,024.40
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $   991.10             5.03%           $ 1,091.10

                                                      Annual Total Return
                                          (excluding maximum applicable sales charge)
Year ended July 31, 1996...........     $ 1,032.40             3.48%           $ 1,034.80
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $   959.90             6.51%           $ 1,065.10
Inception (November 26, 1993) to
  July 31, 1994....................

                                                   Aggregate Total Return
                                          (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $   991.10             9.11%           $ 1,091.10
                                                           Yield
30 days ended July 31, 1996........                            3.45%
                                                    Tax Equivalent Yield*
30 days ended July 31, 1996........                            4.79%

------------
* Based on a Federal income tax rate of 28%.

New York Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

-----------------------------------  -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         3.41%           $ 1,034.10             3.08%           $ 1,030.80              3.28%
Inception (November 26, 1993) to
  July 31, 1996....................         4.12%           $ 1,114.20             4.14%           $ 1,114.70
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        5.78%
                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         4.46%           $ 1,044.60             4.08%           $ 1,040.80              4.28%
Year ended July 31, 1995...........         6.03%           $ 1,060.30             5.66%           $ 1,056.60
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                        5.97%
Inception (November 26, 1993) to
  July 31, 1994....................         1.61%           $ 1,016.10             1.37%           $ 1,013.70

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................        11.42%           $ 1,114.20            11.47%           $ 1,114.70
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                       10.50%
                                                                                  Yield
30 days ended July 31, 1996........         3.92%                                  3.61%                                   3.80%
                                                                          Tax Equivalent Yield*
30 days ended July 31, 1996........         5.44%                                  5.01%                                   5.28%

New York Fund
-----------------------------------
                                      Class C Shares               Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
-----------------------------------  ----------------   -----------------   ----------------
                                                   Average Annual Total Return
                                          (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,032.80             3.31%           $ 1,033.10
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,105.00             5.45%           $ 1,098.90

                                                   Annual Total Return
                                          (excluding maximum applicable sales charge)
Year ended July 31, 1996...........     $ 1,042.80             4.35%           $ 1,043.50
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $ 1,059.70             6.37%           $ 1,063.70
Inception (November 26, 1993) to
  July 31, 1994....................

                                                   Aggregate Total Return
                                          (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,105.00             9.89%           $ 1,098.90
                                                         Yield
30 days ended July 31, 1996........                            3.83%
                                                 Tax Equivalent Yield*
30 days ended July 31, 1996........                            5.32%

------------
* Based on a Federal income tax rate of 28%.

Pennsylvania Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                Class A Shares                         Class B Shares               Class C Shares
                                     ------------------------------------   ------------------------------------   -----------------

                                                         Redeemable Value                       Redeemable Value
                                                               of a                                   of a
                                       Expressed as        hypothetical       Expressed as        hypothetical       Expressed as
                                       a percentage           $1,000          a percentage           $1,000          a percentage
                                        based on a          investment         based on a          investment         based on a
                                       hypothetical       at the end of       hypothetical       at the end of       hypothetical
              Period                 $1,000 investment      the period      $1,000 investment      the period      $1,000 investment

-----------------------------------  -----------------   ----------------   -----------------   ----------------   -----------------

                                                                       Average Annual Total Return
                                                               (including maximum applicable sales charge)
One year ended July 31, 1996.......         3.14%           $ 1,031.40             2.80%           $ 1,028.00              3.28%
Inception (November 26, 1993) to
  July 31, 1996....................         4.05%           $ 1,112.30             4.07%           $ 1,112.90
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                        5.62%

                                                                           Annual Total Return
                                                               (excluding maximum applicable sales charge)
Year ended July 31, 1996...........         4.18%           $ 1,041.80             3.80%           $ 1,038.00              4.28%
Year ended July 31, 1995...........         5.89%           $ 1,058.90             5.51%           $ 1,055.10
Inception (October 21, 1994) to
  July 31, 1995....................                                                                                        5.68%
Inception (November 26, 1993) to
  July 31, 1994....................         1.85%           $ 1,018.50             1.61%           $ 1,016.10

                                                                         Aggregate Total Return
                                                               (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................        11.23%           $ 1,112.30            11.29%           $ 1,112.90
Inception (October 21, 1994) to
  July 31, 1996....................                                                                                       10.20%
                                                                                  Yield
30 days ended July 31, 1996........         3.54%                                  3.22%                                   3.38%
                                                                          Tax Equivalent Yield*
30 days ended July 31, 1996........         4.92%                                  4.47%                                   4.69%

Pennsylvania Fund
-----------------------------------
                                      Class C Shares               Class D Shares
                                     ----------------   ------------------------------------
                                     Redeemable Value                       Redeemable Value
                                           of a                                   of a
                                       hypothetical       Expressed as        hypothetical
                                          $1,000          a percentage           $1,000
                                        investment         based on a          investment
                                      at the end of       hypothetical       at the end of
              Period                    the period      $1,000 investment      the period
-----------------------------------  ----------------   -----------------   ----------------
                                                   Average Annual Total Return
                                          (including maximum applicable sales charge)
One year ended July 31, 1996.......     $ 1,032.80             3.03%           $ 1,030.30
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,102.00             5.13%           $ 1,093.10

                                                   Annual Total Return
                                          (excluding maximum applicable sales charge)
Year ended July 31, 1996...........     $ 1,042.80             4.07%           $ 1,040.70
Year ended July 31, 1995...........
Inception (October 21, 1994) to
  July 31, 1995....................     $ 1,056.80             6.10%           $ 1,061.00
Inception (November 26, 1993) to
  July 31, 1994....................

                                                   Aggregate Total Return
                                          (including maximum applicable sales charge)
Inception (November 26, 1993) to
  July 31, 1996....................
Inception (October 21, 1994) to
  July 31, 1996....................     $ 1,102.00             9.31%           $ 1,093.10
                                                            Yield
30 days ended July 31, 1996........                            3.44%
                                                     Tax Equivalent Yield*
30 days ended July 31, 1996........                            4.78%

------------
* Based on a Federal income tax rate of 28%.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust, dated February 14, 1991, of the Trust, as amended (the "Declaration"), provides that the Trust shall be comprised of separate Series, each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Arizona Fund, the California Fund, the Florida Fund, the Massachusetts Fund, the Michigan Fund, the New Jersey Fund, the New York Fund and the Pennsylvania Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of each Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the relevant Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution expenditures. The Board of Trustees may classify and reclassify the shares of any Series into additional classes at a future date.

     All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares have exclusive voting rights with respect to matters relating to the account maintenance andor distribution expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by a Series and in the net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance andor distribution of the Class B, Class C and Class D shares are borne solely by such class. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders, in accordance with the terms of the Declaration, may cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration without the affirmative vote of a majority of the outstanding shares of the Trust.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of each Fund based on the Funds' net assets and number of shares outstanding on July 31, 1996 is set forth below.

                                                                       Class A        Class B      Class C      Class D
                                                                      ----------    -----------    --------    ----------
ARIZONA FUND
  Net Assets.......................................................   $  813,180    $ 2,884,780    $135,060    $  619,008
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................       80,693        286,287      13,395        61,417
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $    10.08    $     10.08    $  10.08    $    10.08
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.18    $     10.08    $  10.08    $    10.18
                                                                      ==========    ===========    ========    ==========

CALIFORNIA FUND
  Net Assets.......................................................   $3,161,461    $ 9,918,998    $ 55,114    $2,185,238
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................      314,706        987,501       5,486       217,532
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $    10.05    $     10.04    $  10.05    $    10.05
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.15    $     10.04    $  10.05    $    10.15
                                                                      ==========    ===========    ========    ==========

FLORIDA FUND
  Net Assets.......................................................   $7,874,368    $13,690,359    $ 51,502    $6,405,856
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................      790,910      1,375,127       5,204       643,764
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $     9.96    $      9.96    $   9.90    $     9.95
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.06    $      9.96    $   9.90    $    10.05
                                                                      ==========    ===========    ========    ==========

MASSACHUSETTS FUND
  Net Assets.......................................................   $1,719,269    $ 4,576,988    $210,323    $  889,590
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................      172,634        459,494      21,134        89,337
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $     9.96    $      9.96    $   9.95    $     9.96
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.06    $      9.96    $   9.95    $    10.06
                                                                      ==========    ===========    ========    ==========

MICHIGAN FUND
  Net Assets.......................................................   $1,640,666    $ 1,841,924    $  1,163    $  541,318
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................      164,986        185,219         117        54,464
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $     9.94    $      9.94    $   9.94    $     9.94
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.04    $      9.94    $   9.94    $    10.04
                                                                      ==========    ===========    ========    ==========

                                                                       Class A        Class B      Class C      Class D
                                                                      ----------    -----------    --------    ----------
NEW JERSEY FUND
  Net Assets.......................................................   $2,662,645    $ 5,152,224    $271,989    $  540,229
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................      263,436        509,424      29,696        53,434
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $    10.11    $     10.11    $   9.16    $    10.11
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.21    $     10.11    $   9.16    $    10.21
                                                                      ==========    ===========    ========    ==========

NEW YORK FUND
  Net Assets.......................................................   $3,723,308    $10,070,519    $214,138    $3,912,159
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................      370,162      1,001,114      21,296       388,837
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $    10.06    $     10.06    $  10.06    $    10.06
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.16    $     10.06    $  10.06    $    10.16
                                                                      ==========    ===========    ========    ==========

PENNSYLVANIA FUND
  Net Assets.......................................................   $  832,986    $ 6,263,404    $  1,188    $1,806,923
                                                                      ==========    ===========    ========    ==========
  Number of Shares Outstanding.....................................       82,402        619,654         117       178,650
                                                                      ==========    ===========    ========    ==========
  Net Asset Value Per Share (net assets divided by number of shares
    outstanding)...................................................   $    10.11    $     10.11    $  10.15    $    10.11
  Sales Charge (for Class A and Class D shares: 1.00% of offering
    price; 1.01% of net asset value per share)*....................          .10             **          **           .10
                                                                      ----------    -----------    --------    ----------
  Offering Price...................................................   $    10.21    $     10.11    $  10.15    $    10.21
                                                                      ==========    ===========    ========    ==========

------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within one year of purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The independent auditors are responsible for auditing the annual financial statements of each Fund.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10005, acts as the custodian of the Trust's assets. The custodian is responsible for establishing a separate account for each Fund, safeguarding and controlling each Fund's cash and securities, handling the delivery of securities and collecting interest on each Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of Fund shares and the opening, maintenance and servicing of Fund shareholder accounts. See "Management of the Trust--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of each Fund ends on July 31 of each year. The Trust sends to shareholders of each Fund at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Limited Maturity Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to any such person's private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" only shall be liable.

     To the knowledge of the Trust, the following persons or entities owned beneficially 5% or more of a class of a Fund's shares on November 1, 1996.

                                                                                                Percent of
                                          Name                          Address                    Class
                               ---------------------------    ----------------------------    ---------------
California Fund.............   Bernard Lipinsky and           700 Front St. #2501               10.3% Class A

                               Dorris Lipinsky                San Diego, CA 92101                6.4% Class B

                               Blush & Co.                    P.O. Box 976                       5.7% Class D
                                                              New York, NY 10268

Florida Fund................   Est. of Edward J. McBride      P.O. Box 880                      11.4% Class D
                                                              Fort Myers, FL 33902

Massachusetts Fund..........   Heatbath Corporation           P.O. Box 2978                      7.8% Class A
                               Attn: Mary Simpson             Springfield, MA 01101

                               Williams W. Walen and          129 Overbrook Rd.                 10.2% Class B
                               Donna Walen                    Long Meadow, MA 01106

Michigan Fund...............   Thomas O. Muller, III          21 S. End Ave.                    10.2% Class A
                                                              # 1E PH Regatta
                                                              New York, NY 10280

                               Margarete Drettmann            32901 Gratiot Ave.                 5.4% Class B
                               c/o Richard Zimmer Active      Roseville, MI 48066
                               Tool

New York Fund...............   Morris M. Greenberg            601 Stratford Rd.                  7.4% Class D
                                                              North Baldwin, NY 11510

                               Karen E. Gitelson              2 Fox Run Rd.                      5.5% Class D
                                                              Briarcliff, NY 10510

Pennsylvania Fund...........   A.J. Clegg                     1400 N. Providence Rd. #3010      12.3% Class B
                               Rose Tree Corp. Center II      Media, PA 19063

                               Martin and Sylvia Kreithen     900 Roscommon Rd.                 16.3% Class D
                                                              Bryn Mawr, PA 19010

                                   APPENDIX A
                  ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

     The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

     Over the past several decades, the State's economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment, and aggregate personal income. Although the rate of growth slowed considerably during the late 1980s and early 1990s, the State's efforts to diversify its economy have enabled it to realize, and then sustain, increasing growth rates in more recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State's economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing and the service industry. Other important industries that contributed to the State's growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980s and early 1990s, and, like the rest of the State, are experiencing positive growth.

     Arizona's strong economy, warm climate, and reasonable cost of living have encouraged many people to move to the State in recent years. Between 1985 and 1990, the State ranked fifth in the country in population growth, and Maricopa County, the State's most populous county, had the single largest population inflow (in absolute terms) of any county in the country during that period. Since 1991, as a result of both the State's relatively good economy and the troubles experienced in surrounding areas like California, the State's population has grown by approximately 392,000, or 10.4%, including an increase of 105,000, or 2.6%, in 1995 alone. Population growth is expected to continue at or above 1995 levels for the foreseeable future.

     Part of the State's popularity in recent years can be attributed to the favorable job climate. Following 1994's near record employment rate increase of 6.7%, the State achieved an employment rate increase of 5.4% in 1995, recording more than 91,000 new jobs. Once again, the service sector of the economy, which represents more than 29% of all jobs in the State, showed significant growth. A relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services) and continued growth in high technology, manufacturing and services should enable the State to realize positive, though more modest, gains in job growth in 1996. The 1995 unemployment rate was 5.1%.

     The State's economic growth in recent times has enabled Arizonans to realize substantial gains in personal income. While the State's per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State's Indian reservations, the State's relatively high numbers of retirees and children, and the State's below-average wage scale, the State's aggregate personal income grew nearly 8.6% during 1995 to approximately $84.8 billion, which translated into a gain in real personal income of 6.1%, or $4.5 billion, over 1994.

     The gains in per capita personal income during this period led to continued strong growth in retail sales. While the 8.9% retail sales growth rate in 1995 was lower than 1994's 12.0% increase, the State's strong employment and personal income figures should provide for continued growth in future years.

     The State government's fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had budget surpluses. Although an amendment to the State's constitution requiring a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State's ability to raise additional revenue when needed, the State has placed some of its surplus revenue in a rainy-day fund.

     In July 1994, a sharply divided Arizona Supreme Court ruled that the State's current system for financing public education itself created substantial disparities in facilities among school districts and therefore violated the provisions of Article XI, Section 1 of the Arizona Constitution, which requires the Legislature to establish and maintain "a general and uniform public school system." The Court remanded the case to the Superior Court "to determine whether, within a reasonable time, legislative action has been taken [to correct this situation]." In response to a subsequent motion for clarification, the Supreme Court ordered that, pending such legislative action or further order of the Supreme Court, "which would have prospective application only," the public school system "continue under existing statutes, and the validity and enforceability of past and future acts, bonded indebtedness and obligations incurred under applicable statutes, as long as they are in force and effect, are assured." In May 1995, a court dismissed a taxpayer's challenge to a school district bond issue that was authorized at an election subsequent to the Supreme Court decision on the ground that the Supreme Court decision contemplated and approved such bond issues pending legislative action or further court order. A new system of public school financing has not yet been implemented. However, in November, 1996, a Superior Court judge ruled that all public school funding be cut off after June 30, 1998 unless legislative action is taken to remedy the situation. It is unclear what action the legislature will take in light of this ruling or what effect, if any, the ruling will have on Arizona school district bonds.

     Maricopa County is the State's most populous and prosperous county, accounting for nearly 60% of the State's population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State's largest city and the seventh largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States. Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate, and government, the County achieved an overall employment growth rate of 6.3% in 1995. In addition, several large, publicly-traded companies, such as The Dial Corp., Phelps Dodge and MicroAge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. Already home to a variety of professional sports teams, including the Phoenix Suns and Arizona Cardinals, the County was also awarded one of two new major league baseball franchises; the Arizona Diamondbacks are expected to begin play in 1998 upon completion of a stadium currently under construction in downtown Phoenix.

     Pima County is the State's second most populous county, and includes the City of Tucson. Traditionally, Pima County's economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education, and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson from Canoga Park, California, several years ago, and several large mining companies, including Magma Copper, ASARCO, and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, the County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry, and telecommunications. The County did experience a significant drop in the rate of job growth from 7.0% in 1994 to 2.3% in 1995, although positive job growth is expected to continue.

     In 1994, two special purpose irrigation districts, formed for the purpose of issuing bonds to finance the purchase of Colorado River water from the Central Arizona Project ("CAP"), filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code due to the districts' inability to collect tax revenue in amounts and at times sufficient to service their bonded debt. The financial problems that led to the districts' default arose from a combination of the unexpectedly high cost of constructing the CAP and delivering the water to the districts, plummeting land values, resulting in a need to increase property taxes in order to pay the districts' bonds, and the refusal by many land owners in the districts to shoulder the increased tax burden. In June 1995, a bankruptcy plan was confirmed for one district which gave back to bondholders 57 cents of their principal and placed an additional 42 cents on the dollar in new 8 percent bonds maturing in seven years. The proceedings with respect to the second district are continuing.

                                   APPENDIX B
                ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

     The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

Economic Conditions

     The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product of about $890 billion in 1995 was larger than all but six nations in the world.

     California's July 1, 1994 population of over 32 million represented over 12 percent of the total United States population. The official 1990 Census population was 29,760,021 as of April 1, 1990, which represented an increase of over 6 million persons, or 26 percent, during the decade of the 1980s. As of the April 1, 1990 Census, the median age of California's population was 31.5 years, younger than the 1990 U.S. median of 32.9 years.

     California's population is concentrated in metropolitan areas. As of the April 1, 1990 Census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. Overall, California's population per square mile was 191 in 1990. As of July 1, 1994, 69 percent of the population of the State was located in the two consolidated Metropolitan Statistical Areas in California. As of July 1, 1995, the 5-county Los Angeles area accounted for 49 percent, with 15.6 million residents. The 10-county San Francisco Bay Area represented 21 percent, with a population of 6.6 million.

     After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Employment grew by over 500,000 in 1994 and 1995, and the pre-recession level of total employment is expected to be matched in 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

     The State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became much more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. This date essentially coincided with the start of the current recession, which severely affected State General Fund revenues and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund Program--K-14 education, health, welfare and corrections--was increasing faster than the revenue base, driven by the State's rapid population growth. These pressures will continue as population trends maintain strong demand for health and welfare services, as the school-age population continues to grow and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

     Prior Years. As a result of these factors and others, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multi-billion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. Despite budget actions by the Legislature, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious in late Spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of the fiscal year.

     The 1994-95 Fiscal Year represented the fourth consecutive year that the Governor and the Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the last three years. The Governor's budget proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year and proposed a two-year solution.

     Pursuant to the Budget Adjustment Law (the "Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 would decrease more than $430 million from the amount projected by the State in its Official Statement in July 1994 for the sale of $4,000,000,000 of revenue anticipation warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July 1994 cash flow projections and therefore, no budget adjustment procedures would be invoked for the 1994-95 Fiscal Year.

     On October 15, 1995, when the State Controller, in conjunction with the Legislative Analyst's Office, reviewed the estimated cash condition of the General Fund for the 1995-96 Fiscal Year, the State Controller estimated that the General Fund would not have negative internal cash resources on June 30, 1996 (i.e., external borrowing would be needed to pay all obligations due). If a cash shortfall had been identified by the State Controller, the State Legislature would have been required to enact legislation providing for sufficient General Fund expenditure reductions, revenue increases, or both.

     1995-96. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year budget proposal (the "Proposed Budget"). Two of the principal features of the Proposed Budget were a phased 15% cut in personal income and corporate taxes and a further expansion of the "realignment" process to transfer more responsibility and funding sources for certain health and welfare programs to local governments. Neither of these proposals was approved by the Legislature. As a result of the improving economy, with resulting improved revenue and caseload estimates, the State entered the 1995-96 budget negotiations with the smallest nominal "budget gap" to be enclosed in many years.

     The 1995-96 Budget Act was signed by the Governor on August 3, 1995. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the budget reserve, the SFEU, at June 30, 1996. The Budget Act also projects Special Fund revenues of $12.7 billion and appropriates Special Fund expenditures of $13.4 billion.

     1996-1997.  The following are principal features of the 1996-97 Budget Act:

          1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost

     15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

          Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

          2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

          3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

          4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

          5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

          6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

     The Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

     Federal Welfare Reform. Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

     The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97 for the provisions of the Law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in Paragraph2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

     A preliminary analysis of the law by the Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid, provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

Local Governments

     The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange county implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which had been caused by large investment losses in its pooled investment funds.

Constitutional and Statutory Limitations; Recent Initiatives; Pending
Legislation

     Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1 percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor"s valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment'. The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2 percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

     Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

     In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) required that any tax for general governmental purposes imposed by a local governmental entity be approved by a majority of the electorate of the governmental entity, (ii) required that any special tax (defined as taxes levied for other than general government purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricted the use of revenues from a special tax to the purposes or for the services for which the special tax is imposed, (iv) prohibited the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibited the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) required that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) required that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenues allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permitted those provisions to be amended exclusively by the voters of the State of California.

     On September 28, 1995 the California Supreme Court upheld the constitutionality of the provision requiring a two-thirds vote in order for a local government to impose a "special tax". Although the Supreme Court has yet to rule on the provision requiring a majority vote for a "general tax", it appears that the Supreme Court is favorably disposed to uphold that portion of Proposition 62 as well. In that event, a number of taxes currently being collected (especially by counties and general law cities) would be invalidated. Prior collection of such taxes may also be subject to claims for refund unless the Supreme Court chooses to apply its ruling prospectively. The California Supreme Court has yet to consider the validity of Proposition 62 with regard to charter cities.

     Recent Initiatives. At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends
Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State General Fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State General Fund revenues appropriated for school districts and community college districts, respectively, in Fiscal Year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State General Fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement was approved by the court in July 1996.

     The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $377 million in appropriations from the 1995-96 Fiscal Year to schools to be disbursed.

     On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

     The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive Federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving Federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

     Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a United States District Court judge struck down the central provisions of Proposition 187 by ruling that parts of Proposition 187 conflict with Federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which run parallel or purport to supplement Federal immigration law". As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the immigrant status of students, parents and guardians. An appeal has been filed.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations (including the need to obtain voter approval in many cases) on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments. Additionally, certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. Moreover, Article XIIIC grants the right to voters to reduce taxes, fees, assessments or charges through local initiatives.

     There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislative Analyst estimated that enactment of Propositoin 218 would reduce local government revenues statewide by over $100 million a year, and that over time local government revenues would be several hundred million dollars a year lower than under previous law. Proposition 218 does not affect California or its ability to levy or collect taxes. However, it is unknown what response the State may undertake to assist local governments in dealing with Proposition 218.

     Article XIIIA, Article XIIIB and a number of other propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.

     Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

     The State is a defendant in 12 lawsuits involving the exclusion of small business stock gains from preference tax and in some cases, also from taxation. The lead cases are Mervin Morris v. Franchise Tax Board and James Lennane v. Franchise Tax Board. The majority of the remaining cases had been deferred pending the outcome of the Morris and Lennane cases. The Supreme Court has ruled against the State in Lennane but has not yet ruled in Morris. The State has lost at least $80 million as a result of the Lennane decision.

     In Parr v. State of California, a complaint was filed in Federal court claiming that payment of wages in registered warrants violated the Fair Labor Standards Act ("FLSA"). The Federal court held that the issuance of registered warrants does violate the FLSA but subsequently withdrew its order. The parties have agreed to a settlement which has to be approved by the trial court. Under the terms of the judgment, a maximum of $1.3 million will be paid to eligible separated State employees and approximately $1 million will be paid in statutory attorney's fees and costs. In addition, eligible current State employees will receive employee leave, in an amount presently not quantified.

     The State is involved in a lawsuit seeking reimbursement for alleged state-mandated costs. In Thomas Hayes v. Commission on State Mandates, the State Director of Finance is appealing a 1984 decision by the State Board of Control. The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students; however, funds have not been appropriated. The amount of potential liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at over $1 billion.

     In another case, the State is a defendant in Long Beach Unified School Districts v. State of California. In this case, the school district seeks reimbursement for voluntary desegregation costs incurred in the implementation of California Department of Education guidelines. The years of reimbursement are from Fiscal Year 1977-78 and each fiscal year thereafter to the present. The district prevailed in a superior court, and the case has been decided by a State appellate court against the State. A petition for review was denied and the superior court judgment has become final, but the court retains jurisdiction to oversee payment. The State anticipates that the unfavorable outcome will affect pending claims by other school districts, and the total loss could be in excess of $300 million.

     A Federal Court of Appeals in the case of Deanna Beno et al. v. Donna Shalala, reversing a trial court ruling in favor of the State, recently determined that the Secretary of the United States Department of Health and Human Services violated the Federal Administrative Procedure Act when she approved California's Assistance Payment Demonstration Project, which in part, granted California a waiver from complying with requirements for state participation in the Federal program for medical assistance ("Medicaid"). The waiver has allowed California to reduce payments under the Aid to Families with Dependent Children program ("AFDC"), below 1988 payment levels without violating Medicaid requirements relating to maintenance of AFDC payments levels. California had relied, in part, on the waiver to reduce state AFDC payments in 1992, 1993 and 1994. The Court of Appeals remanded the case to the trial court with instructions to remand the Demonstration Project to the Secretary for additional consideration of objections raised by the plaintiffs. The State submitted a renewed waiver request to the Secretary, which was granted in early 1996.

     One of the features of the 1994-95 Budget Act is a 2.3 percent reduction in AFDC payments. In Welch v. Anderson, on August 19, 1994, the San Francisco Superior Court issued a preliminary injunction against the California Director of Social Services to prevent the 2.3 percent AFDC cuts from becoming effective September 1, 1994. While September cuts were already in process and could not be halted, the court ordered the cuts to be restored. The preliminary injunction has been upheld and the case on the merits remains pending.

     The State is involved in two lawsuits related to contamination at the Stringfellow toxic waste site. In one suit, the State is one of approximately 130 defendants in Penny Newman v. J.B. Stringfellow, et al. in which 3,800 plaintiffs are claiming damages of $850 million arising from contamination at the Stringfellow toxic waste site. The State is a defendant because it chose the site and approved the deposit of toxic wastes. Seventeen of the 3,800 plaintiffs have litigated their claims; in half of these cases plaintiffs' verdicts in the total amount of $159,000 were received and in the remaining cases verdicts were entered for the State. The other cases have been settled for $13.5 million. In the separate suit described in United States, People of the State of California
v. J.B.

Stringfellow Jr. et al., the State has been found liable by the District Court on the counterclaim. The amount of liability is still being litigated although allocation of liability has been determined by the trial court, including an allocation of liability to the State.

     The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion.

     The State is involved in a case concerning the default by Triad Healthcare on a $167 million loan guaranteed by the Cal-Mortgage Loan Insurance Division of the Office of Statewide Health Planning and Development ("Cal-Mortgage"). Monies for the loan were raised through the sale of Certificates of Participation and Cal-Mortgage insured the debt service payments. Since July 1993, Triad has failed to make its monthly debt service payments; therefore, the reserve account of the bonds has been used to make the payments. Once the reserve account is exhausted, additional debt service payments would be made from the Health Facility Construction Loan Insurance Fund as they become due. However, if there is any shortfall in this fund, the State's General Fund would be used to make up the difference.

     In Jernigan & Burleson v. State, filed in Federal district court, the prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority. The inmates claim that the State has violated the FLSA. Plaintiffs are seeking back pay for the period from August 1990 onward, and liquidated damages for a total of approximately $350 million. In June 1995, the district court rules that the inmates are not employees under the FLSA. The decision has been appealed to the Ninth Circuit Court of Appeals, which affirmed the District Court decision holding that the inmates are not employees under the FLSA. The inmates have filed a Petition for Rehearing and a Petition for Hearing En Banc with the Ninth Circuit.

     Additional lawsuits challenge the transfer of moneys from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993 and 1994. Plaintiffs in the two cases titled Abramovitz et al. v. Wilson et al., filed in State and Federal courts, seek to have the transfers reversed and the moneys allegedly totalling approximately $400 million returned to the special funds. Plaintiffs in the case of Kurt Hathaway, et al. v. Wilson, filed in State court, seek to reverse transfers of money from special fund accounts to the State's General Fund authorized in the 1994 and 1995 Budget Acts, allegedly totalling approximately $370 million. The State disputes both liability and the amount claimed. In the case of Professional Engineers in California Government v. Wilson, several State employees' unions have challenged transfers made from special funds to the General Fund pursuant to the Budget Act of 1993, 1994 and 1995 and seek reimbursement of over $400 million to these special funds.

     In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System ("PERS") beginning in Fiscal Year 1992-1993. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation were found to be unconstitutional and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. The State defendants have appealed.

                                   APPENDIX C

                         ECONOMIC CONDITIONS IN FLORIDA

     The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more publicly available offering statements relating to debt offerings of the state of Florida; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     Throughout the 1980s, the State's unemployment rate has, generally, tracked below that of the nation. In recent years, however, as the State's economic growth has slowed from its previous highs, the State's unemployment rate has tracked above the national average. The State's unemployment rate is projected to be 5.9% in both 1995-96. Nevertheless, the average rate of unemployment for the State since 1986 is 6.2%, while the national average is 6.4%. (The projections set forth in this Appendix were obtained from a report, prepared by the Revenue and Economic Analysis Unit of the Executive Office of the Governor for the State of Florida, contained within a recent official statement, dated August 7, 1996, for a State of Florida debt offering.)

     Personal income in the State has grown at a strong pace and has generally outperformed both the nation as a whole and the Southeast in particular. From 1985 through 1995, the State's per capita income rose an average 5.0% per year, while the national per capita income increased an average of 4.9%. Real personal income in Florida is estimated to increase 4.7% in 1995-96 and increase 3.8% in 1996-97 while real personal income per capita is projected to grow at 2.9% in 1995-96 and 1.9% in 1996-97.

     The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. For example, Florida's employment income in 1995 represented 60.6% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 70.8%. Florida's income is dependent upon transfer payments controlled by the federal government.

     The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. In 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has grown dramatically since then and as of April 1, 1995 ranked fourth with an estimated population of 14.1 million. Since 1985, the State's average annual rate of population increase has been approximately 2.3% as compared to an approximately 1.0% for the nation as a whole. While annual growth in the State's population is expected to decline somewhat, it is still expected to grow close to 230,000 new residents per year throughout the 1990s.

     Tourism is one of the State's most important industries. 40.7 million people visited the State in 1994, according to the Florida Department of Commerce. Tourist arrivals are expected to decrease by 4.7% this fiscal year and rebound by 4.5% next year. By the end of the fiscal year, 39.4 million domestic and international tourists are expected to have visited the State. In 1996-97, tourist arrivals should approximate 41.2 million. Florida tourism still appears to be suffering from the effects of negative publicity regarding crime against tourists in the state. Also, factors such as 'product maturity' of a Florida vacation package, higher prices, and more aggressive marketing by competing vacation destinations, could be contributory causes of the tourism slowdown.

     Florida's economy has been and currently is dependent on the highly cyclical construction and construction-related manufacturing sectors. For example, total contract construction employment as a share of total non-farm employment was a little over 5% in 1995. Florida, nevertheless, has had a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.5% of total U.S. housing starts in 1995, while the State's population is 5.4% of the nation's population. Total housing starts were 115,000 in 1995. A driving force behind Florida's construction industry is its rapid growth in population. In Florida, single and multi-family housing starts in 1995-96 are projected to reach a combined level of 117,500 while dropping to 108,000 next year. Multi-family starts have been slow to recover, but are expected to maintain a level of nearly 37,400 in

1995-96 and almost 32,100 in 1996-97. Total construction expenditures are forecasted to increase 2.4% in this year and increase 1.7% next year. This represents a slower pace of growth than what was originally projected.

     Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and beginning in fiscal year 1994-95, the Budget Stabilization Fund. In fiscal year 1994-95, the State derived approximately 66% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which amounted to 67%, 7%, 4%, and 4%, respectively, of total General Revenue Funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1994-95, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 49%, 32% and 11%, respectively, of total General Revenues.

     The Sales and Use Tax is the greatest single source of tax receipts in the State. For the State fiscal year ended June 30, 1995, receipts from this source were $10,672 million, an increase of 6.0% from fiscal year 1993-94. The second largest source of State tax receipts is the Motor Fuel Tax. The estimated collections from this source during the fiscal year ending June 30, 1995, were $1,924.6 million. Alcoholic beverage tax revenues totalled $437.3 million for the State fiscal year ending June 30, 1995, down by $4.9 million from the previous year. The receipts of corporate income tax for the fiscal year ended June 30, 1995 were $1,063.5 million, an increase of 1.5% from fiscal year 1993-94. Gross Receipt tax collections for fiscal year 1994-95 totalled $508.4 million, an increase of 10.4% over the previous fiscal year. Documentary stamp tax collections totalled $695.3 million during fiscal year 1994-95, posting an 11.4% decrease from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $818.0 million during the fiscal year ending June 30, 1995, down 2.1% from the previous fiscal year. Severance taxes totalled $61.2 million during fiscal year 1994-95, up 1.1% from the previous fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery. Fiscal year 1994-95 produced ticket sales of $2.19 billion of which education received approximately $853.2 million.

     For fiscal year 1995-96 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15,311.3 million, a 3.3% increase over 1994-95. The $14,538.8 million in estimated revenues represent a 6.5% increase over the analagous figure in 1994-95. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $14,808.6 million, unencumbered reserves at the end of 1995-96 are estimated at $502.7 million.

     Estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available are expected to total $16,094.7 million, a 5.1% increase over fiscal year 1995-96.

     The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State would be required in order to impose a personal income tax in the State.

     Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem tax revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

     An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994 general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in
Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

     The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994;
(iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995 and is applicable to State fiscal year 1995-96.

     It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation will itself be the subject of further court interpretation.

     The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.

     Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from Hurricane Andrew in 1992. The 1995 hurricane season has experienced a record number of tropical storms and hurricanes which caused substantial damage. During the 1996 hurricane season the State has suffered considerably less damage than in 1995.

     According to the Florida General Purposes Financial Statements for fiscal year ended June 30, 1994, reported as of June 30, 1995, the State had a high bond rating from Moody's Investors Service, Inc. (Aa), Standard & Poor's Rating Services (AA) and Fitch Investors Service, Inc. (AA) on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1995 totalled almost $6.8 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued just over $1.13 billion of general obligation bonds since July 1, 1995.

     Due to investments in certain derivatives, Escambia County, Florida in 1994 sustained notable losses which may in the future affect their operations. As reported in the local press, several lawsuits have resulted regarding such investments.

     In late October, 1996, the Florida Auditor General notified the Governor's office that seventeen municipalities or special districts are in a state of financial emergency (including the Orlando-Orange County Expressway Authority and the Pinellas Suncoast Transit Authority) and that another twenty-five municipalities or special districts might be in a state of financial emergency (including the City of Miami). For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all of these entities mentioned in the Auditor General's communication may be adversely affected by their financial condition.

                                   APPENDIX D

               ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

     The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     Economic growth in the Commonwealth of Massachusetts (sometimes referred to as the "Commonwealth") has slowed since 1988, particularly in the construction, real estate, financial and manufacturing sectors, including certain high technology areas. Economic conditions have improved somewhat since 1993. The unemployment rate in Massachusetts averaged 6.9% during 1993, after rising steadily during the previous three years, from 3.4% at the beginning of 1989. As of September, 1996, however, the Commonwealth's unemployment rate was 4.2% as compared to a national average of 5.2%. Per capita personal income in the Commonwealth is currently higher than the national average.

     Ending fund balances in the budgeted operating funds for fiscal 1991 were $237.1 million. Fiscal 1992 ended with positive fund balances of $549.4 million after carrying forward the fund balances from fiscal 1991. Fiscal 1993 ended with positive fund balances of $562.5 million.

     In fiscal 1994, the total revenues of the budgeted operating funds of the Commonwealth during such fiscal year increased by approximately 5.7% over the prior fiscal year, to $15.550 billion. Expenditures increased by 5.6% over the prior year, to $15.523 billion. As a result, the Commonwealth ended fiscal 1994 with a positive closing fund balance of $589.3 million. In fiscal 1995, the total revenues of the budgeted operating funds of the Commonwealth during such fiscal year increased by approximately 5.4% over the prior fiscal year, to $16.387 billion. Expenditures increased by 4.7% over the prior fiscal year, to $16.251 billion. As a result, the Commonwealth ended fiscal 1995 with a positive closing fund balance of $726.0 million. On September 16, 1996, the Comptroller released his preliminary financial report for fiscal year 1996. According to such report budgeted revenues and other sources in fiscal 1996, which ended June 30, 1996, were approximately $17.323 billion, including tax revenues of approximately $12.049 billion. Fiscal 1996 budgeted expenditures totalled approximately $16.896 billion.

     Standard & Poor's and Moody's have rated the Commonwealth's general obligation bonds as A+ and A1, respectively. Fitch Investors Service, Inc. has recently rated the Commonwealth's bonds as A+. From time to time, the rating agencies may change their ratings.

     Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in fiscal years 1988 through 1995 were lower than the limits set by law, and the Comptroller's report indicates that state tax revenues in fiscal 1996 were lower than the limits imposed by law. In addition, effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for repayment of principal of and payment of interest on general obligation debt of the Commonwealth was limited to 10% of such appropriation. Bonds in the aggregate principal amount of $1.416 billion issued in October and December 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit are excluded from the computation of these limitations, and principal of and interest on such bonds are to be paid from up to 15% of the Commonwealth's income tax receipts in each year that such principal or interest is payable.

     Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to pay debt service on their obligations.

     In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although the limitations of Proposition 2 1/2 on tax increases may be overridden and amounts for debt service and capital expenditures excluded from such limitation by the voters of the relevant municipality, Proposition 2 1/2 will continue to restrain significantly the ability of cities and towns to pay for local services, especially in light of cost increases due to an inflation rate generally exceeding 2.5%.

     To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1/2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to the fiscal 1991 level of $2.608 billion. Direct local aid decreased from fiscal 1991 to $2.359 billion in fiscal 1992, increased to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct local aid were $2.976 billion, which is an increase of approximately 9.1% above the 1994 level. It is estimated that fiscal 1996 expenditures for direct local aid will be $3.246 billion, which is an increase of approximately 9.1% above the fiscal 1995 level.

     The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant-estimated to be approximately $8.227 billion as of January 1, 1995 (the last date that such liability was calculated) on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary for Administration and Finance and approved by the legislature. The amounts required for funding of current pension liabilities in fiscal years 1996, 1997 and 1998 are estimated to be $1.007 billion, $1.061 billion and $1.128 billion, respectively.

                                   APPENDIX E

                 ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

     The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     Due primarily to the fact that the leading sector of the economy of the State of Michigan (sometimes referred to as the "State") is the manufacturing of durable goods, economic activity in the State has tended to be more cyclical than in the nation as a whole. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 15.8% in 1994, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units. Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. More recently, the unemployment rate in the State has been at or below the national average. During 1995, the average monthly unemployment rate in the State was 5.3% compared to a national average of 5.6%.

     The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and overcapacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself.

     The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year, the State is refunding approximately $113 million through income tax credits for the 1995 calendar year. The State Constitution does not prohibit the increasing of taxes so long as revenues are expected to amount to less than the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units' total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

     The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State's Constitution also directs or restricts the use of certain revenues.

     The State finances its operations through the State's General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 58% from the payment of State taxes and 42% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately 59% of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the next succeeding year's budget for that fund.

     In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end General Fund balances of $310.3 million and $169.4 million, respectively, but ended the 1992, 1993, 1994 and 1995 fiscal years with its General Fund in balance after transfers in 1993, 1994 and 1995 from the General Fund to the Budget Stabilization Fund of $283 million, $464 million and $67.4 million, respectively. Those and certain other transfers into and out of the Budget Stabilization Fund raised the balance in the Budget Stabilization Fund to $987.9 million as of September 30, 1995. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In each of the three prior fiscal years, the State undertook mid-year actions to address projected year-end budget deficits including expenditure costs and deferrals and one time expenditures or revenue recognition adjustments. From 1991 through 1993, the State experienced deteriorating cash balances which necessitated short-term borrowings and the deferral of certain scheduled cash payments of local units of government. The State borrowed between $500 million and $900 million for cash flow purposes in the 1992 and 1993 fiscal years, $500 million in the 1995 fiscal year and $900 million in the 1996 fiscal year. The State did not have to borrow for short-term cash flow purposes in the 1993-94 fiscal year due to improved cash balances.

     Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November, 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit's electors, the ability of the local units to levy debt service taxes might be affected.

     State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, the State has reduced revenue sharing payments to municipalities below the level provided under formulas by increasing amounts in each of the last five fiscal years and has budgeted a reduction of $81.26 million in the fiscal year which ended on September 30, 1996.

     On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.

     Currently, the State's general obligation bonds are rated Aa by Moody's Investors Service, Inc., AA by Standard & Poor's Ratings Services and Aa by Fitch Investors Service, Inc.

                                   APPENDIX F

                ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

     The following information is a brief summary of factors affecting the economy of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     Effective January 1, 1994, personal income tax rates in the State of New Jersey (the "State") were cut by 5% for all taxpayers. Effective January 1, 1995, the State's personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be, depending upon a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates. At this time the effect of the tax reduction cannot be evaluated.

     The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal year 1997" refers to the State's fiscal year beginning July 1, 1996 and ending June 30, 1997.

     The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

     The State's undesignated General Fund balance was $937 million for fiscal year 1993, $926 million for fiscal year 1994, $569 million for fiscal year 1995 and $471 million (estimated) for fiscal year 1996. For fiscal year 1997, the balance in the undesignated General Fund is estimated to be $255 million.

     The State finances capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal, interest payments and if provided, redemption premium payments, if any, required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

     The State has extensive control over school districts, cities, counties and local financing authorities. State laws impose specific limitations on local appropriations, with exemptions subject to state approval. The State shares the proceeds of a number of taxes, with funds going primarily for local education programs, homestead rebates, medicaid and welfare programs. Certain bonds are issued by localities, but supported by direct State payments. In addition, the State participates in local wastewater treatment programs.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. After enjoying an extraordinary boom during the mid-1980s, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total non-farm wage and salary employment from a peak of 3,689,800 in March 1989 to a low of 3,445,000 in March 1992. This loss was followed by an employment gain of 200,700 from May 1992 to August 1996; a recovery of 77% of the jobs lost during the recession. Almost two-thirds of this number, nearly 138,000 jobs, were recovered in the 31 month period from January 1994 to August 1996.

     Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992 (according to the U.S. Bureau of Labor Statistics and the New Jersey Department of Labor, Division of Labor Market and Demographic Research). Since then, the unemployment rate fell to an average of 6.4% in 1995 and 6.1% for the four month period from May 1996 through August 1996.

     For the recovery period as a whole, May 1992 to August 1996, service-producing employment in New Jersey has expanded by 228,500 jobs. Hiring has been reported by food stores, auto dealers, wholesale distributors, trucking and warehousing firms, utilities, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,500 and 8,100, respectively, in the 12-month period ended August 1996.

     In the manufacturing sector, employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995, however, manufacturing job losses increased slightly to 9,100, reflecting a slowdown in national manufacturing production activity. While experiencing growth in the number of production workers in 1994, the number declined in 1995 at the same time that managerial and office staff were also reduced as part of nationwide downsizing. Through August 1996, layoffs of white collar workers and corporate downsizing appear to be abating.

     Conditions have slowly improved in the construction industry, where employment has risen by 15,600 since its low in May 1992. Between 1992 and 1995, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996, public works projects and homebuilding became the growth segments while nonresidential construction lessened.

     Residential construction contracts through August 1996, despite monthly fluctuations, increased by 1.4% for the first eight months of 1996 as compared to the first eight months of 1995 ($1,502 million and $1,481 million, respectively). Nonbuilding or infrastructure construction rose robustly by 17.8% during this period. Despite these increases, total construction contracts declined by 3.9% when comparing the first eight months of 1995 and 1996.

     Improvements in overall employment opportunities and the economy in general have led to increased consumer spending during the recovery. While overall retail sales in New Jersey grew by only 1.6% during 1993, they performed much better in 1994, advancing by 7.8% which exceeded the 7.5% growth registered nationwide. During 1995, especially in the winter months, consumer confidence and actual consumer spending moderated both nationally and in the State. For the year 1995, retail sales in New Jersey grew by 2.3%. Retail sales regained momentum in 1996 and have been on a moderately upward trend, rising to an annual rate of $76.5 billion through June. The State's pickup in growth, after a blizzard-related January decline, resulted in sales growth of 4.2% when comparing the first six months of 1995 with those of 1996. The rising trend in retail sales has translated into steady increases in retail trade jobs (both full- and part-time) with a rise in retail employment from December 1995 to August 1996 of 6,900 jobs.

     Total new vehicle registrations (new passenger cars and light trucks and vans) rose robustly in 1993 by more than 18% and in 1994 by 5.8%, but declined by 4.4% in 1995. Through July 1996 however, total new vehicle registrations rose by 3.5% compared to the same period in 1995.

     Unemployment in the State through August 1996 has been receding. According to the U.S. Bureau of Labor Statistics, the jobless rate dropped from 7.5% in 1993 to 6.8% in 1994 and to 6.4% in 1995. Subsequently, it has dropped to 6.1% for the four-month period from May 1996 through August 1996.

     The insured unemployment rate, i.e., the number of individuals claiming benefits as a percentage of the number of workers covered by unemployment insurance, declined from 3.9% during calendar years 1991 and 1992 to 3.3% during 1993 and then averaged 3.2% throughout 1994, 1995 and the first six months of 1996. As of August 1, 1996, the State's unemployment insurance trust fund balance stood at $2.1 billion.

     The State has benefited from the national recovery. New Jersey's recovery is in its fifth year and appears to be sustainable now that the national economy has "soft landed." The U.S. economy is in a period of steady, moderate growth, having slowed enough during the fourth quarter of 1995 and the first quarter of 1996 to avoid inflation, but not enough to slip into a recession. While the latest national indicators show that economic growth accelerated during the second quarter of this year, the inflation rate remained low.

     Business investment expenditures and consumer spending have increased substantially in the nation as well as in the State. Capital and consumer spending may very well continue to rise due to the sustained character of the recovery, although the interest-sensitive homebuilding industry may provide only a moderate amount of stimulus both nationally and in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for cautious optimism in New Jersey include increasing employment levels, a declining jobless rate, and a higher-than-national level of per capita personal income.

     If the nation's economic growth rate slows from the robust 4.7% growth in the second quarter of 1996, business expansion could become somewhat more subdued in New Jersey as the rest of 1996 unfolds. However, the State's economy should have enough momentum to keep its trend line pointing upwards. Its growth potential is not yet limited by the labor supply constraints beginning to affect some other parts of the country.

     Looking further ahead, prospects for New Jersey appear favorable. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service industries.

     New Jersey Education Association, et al. v. State of New Jersey, et al. represents a challenge to amendments to the pension laws enacted on June 30, 1994 (P.L. 1994, Chapter 62), which concerned the funding of the Teachers Pension and Annuity Fund (TPAF), the Public Employee's Retirement System (PERS), the Police and Fireman's Retirement System (PFRS), the State Police Retirement System (SPRS) and the Judicial Retirement System (JRS). The complaint was filed in the United States District Court of New Jersey on October 17, 1994. The statute, as enacted, made several changes affecting these retirement systems including changing the actuarial funding method to projected unit credit; continuing the prefunding of post-retirement medical benefits but at a reduced level for TPAF and PERS; revising the employee member contribution rate to a flat 5% for TPAF and PERS; extending the phase-in period for the revised TPAF actuarial assumptions; changing the phase-in period for funding of cost-of-living adjustments and reducing the inflation assumption for the Cost of Living Adjustment for all retirement systems; and decreasing the average salary increase assumption for all retirement systems. Plaintiffs allege that the changes resulted in lower employer contributions in order to reduce a general budget deficit. The complaint further alleges that certain provisions of Chapter 62 violate the contract, due process, and taking clauses of the United States and New Jersey Constitutions, and further constitute a breach of the State's fiduciary duty to participants in TPAF and PERS. Plaintiffs seek to permanently enjoin the State from administering, enforcing or otherwise implementing Chapter
62. An adverse determination against the State would have a significant impact upon the fiscal year 1997 budget. The State filed a motion to dismiss and a motion for summary judgment.

     On October 6, 1995, the Court issued its opinion in which it dismissed the State as a party to the action. The only defendant is Treasurer Clymer. The claims surviving the motion are: (1) breach of trust and fiduciary duty (against the Treasurer in both his individual and official capacities); (2) violation of Due Process (against the Treasurer in both his individual and official capacities); and (3) a 42 U.S.C. Section1983 claim (against the Treasurer in his individual capacity).

     The forms of relief sought related to these surviving claims are: (1) a declaration that certain provisions of Chapter 62 violate Due Process of law under the Fifth and Fourteenth Amendments to the U.S. Constitution; (2) a declaration that the enactment and implementation of certain provisions of Chapter 62 constitute a breach of the fiduciary obligations owed to contributing participants, vested participants and retirees of the TPAF and PERS; (3) a declaration that Chapter 62 contravenes the statutory and common law duties to administer and fund the plans in an actuarially sound and fiscally responsible manner; (4) a permanent injunction against administering, enforcing or otherwise implementing certain provisions of Chapter 62; (5) directing payment of plaintiff's attorneys' fees, disbursements and costs pursuant to 42 U.S.C Section1988.

     The State filed a motion for reconsideration or, in the alternative, for certification to the Third Circuit Court of Appeals, of the remaining claims. By order dated December 19, 1995, the District Court denied the motion in all respects. On January 29, 1996, the State, on behalf of Treasurer Clymer, filed a Petition for a Writ of Mandamus and a Motion for a Stay of the Proceedings below, pending consideration and disposition of the petition, with the Third Circuit Court of Appeals. In the petition, Treasurer Clymer asked the Court of Appeals to direct the District Court to dismiss the complaint or enter summary judgment in his favor. Alternatively, the Treasurer asked the Court of Appeals to order the District Court to vacate its order denying summary judgment and resolve that motion as a matter of law without discovery or fact finding or to certify the issues for interlocutory appeal. The Third Circuit Court of Appeals denied the motion and petition on February 20, 1996. Discovery is proceeding in this matter. The State intends to vigorously defend this action.

     Beth Israel Hospital, et al. v. Essential Health Services Commission. This case represents a challenge by eleven New Jersey hospitals to the .53% hospital assessment authorized by the Health Care Reform Act of 1992, specifically N.J.S.A. 26:2H-18.62. Amounts collected pursuant to the assessment are paid into the hospital and other health care initiatives account of the Health Care Subsidy Fund, to be used for various health care programs. Specifically, the funds are currently used for those programs previously established pursuant to N.J.S.A. 26:2H-18.47. In this appeal of the assessment, filed with the Appellate Division on December 6, 1993, appellants argue that collection of the assessment is invalid in the absence of Hospital Rate Setting Commission approval of the approved revenue base used in the calculation. At the same time, appellants filed an application for injunctive relief, seeking to stay any collection, which application was denied. In a decision dated July 10, 1995, the Appellate Division rejected appellants' contention that the respondents were prohibited from collecting the assessment. However, the court also found that the hospitals had not been afforded an opportunity to be heard on the assessment, and thus remanded the case to the Essential Health Services Commission for a hearing. Because the Commission has been abolished by L. 1995, c. 133, and its responsibilities assigned to the Department of Health, the Department of Health held the hearing on August 30, 1995. By letters dated March 26, 1996, the Department of Health affirmed the prior assessments. The hospitals filed a notice of appeal challenging that decision on May 10, 1996. The State intends to vigorously defend this action.

      Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

     The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

     In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

     At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $86,795,000 for tort and medical malpractice claims pending as of June 30, 1996. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

     Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's, and AA+ by Fitch. From time to time agencies may change their ratings.

                                   APPENDIX G

                 ECONOMIC AND FINANCIAL CONDITIONS IN NEW YORK

     The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect specific issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     In recent years, New York State (sometimes referred to herein as the "State" or "New York"), some of its agencies, instrumentalities and public authorities and certain of its municipalities have faced serious financial difficulties that could have an adverse effect on the sources of payment for, or the market value of, the New York State Municipal Securities in which each Fund invests.

NEW YORK STATE

     Current Economic Outlook. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

     The State expects modest economic growth in New York's economy during the first half of the 1996 calendar year, but some slowdown is projected during the second half of the year due to government cutbacks and tight fiscal constraints on health and social services. On an average annual basis, the State's employment growth is expected to be up slightly and personal income is expected to record moderate gains from the 1995 rate. Overall employment growth is projected to be 0.8 percent in 1996 and 0.6 percent in 1997 while personal income growth is projected to be 5.2 percent in 1996 and 4.7 percent in 1997.

     State Financial Plan for the 1996-1997 Fiscal Year. The State's budget for the 1996-1997 fiscal year (April 1, 1996-March 31, 1997) was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-1997 fiscal year (the "State Financial Plan") is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results through the second quarter of the 1996-1997 fiscal year.

     The State Financial Plan projects a General Fund balanced on a cash basis with total projected receipts of $33.573 billion and total disbursements of $33.243 billion, representing increases of $765 million and $564 million, respectively, from the prior fiscal year. The State Financial Plan includes gap closing actions to offset a previously projected budget gap of $3.9 billion for the 1996-1997 fiscal year. Such gap closing actions include reductions in the State workforce, spending reductions in health care and education programs, projected increases in tax collections, pension and debt service savings and the use of certain reserve funds. There can be no assurance that additional gap closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1996-1997 fiscal year.

     The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-1997 and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Special Considerations for Future Fiscal Years. Owing to uncertainties in the forecasts of both national and State economics, the State could face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     The State Financial Plan contains actions that provide nonrecurring resources or savings as well as actions that impose baseline losses of receipts. The Division of the Budget estimates the net amount of nonrecurring resources used in the State Financial Plan to be at least $1.3 billion. In addition to these nonrecurring actions, the adoption of a three-year 20% reduction in the State's personal income tax in 1995 in combination with business tax reductions enacted in 1994 will reduce State tax receipts by as much as $4.5 billion by the 1997-1998 fiscal year.

     On August 13, 1996, the State Comptroller released a report in which he estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year. The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the State's 1997-98 Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then-current or future fiscal years.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to comply with the new federal welfare reform law no later than July 1, 1997. States who fail to meet these federally mandated job participation rates, or who fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law for consideration by the Legislature either before the end of calendar 1996 or in the 1997 legislative session. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

     It is expected that funding levels provided under the federal TANF block grant will be higher than currently anticipated in the State Financial Plan. However, the net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities.

     Prior Fiscal Years. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

     In July, 1995, the State Comptroller issued its audit of the State's 1994-1995 fiscal year prepared in accordance with generally accepted auditing standards. The State completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion, as compared with an operating surplus of $914 million for the previous fiscal year. The 1994-1995 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year and the adoption of changes in accounting methodologies by the State Comptroller.

     Local Government Assistance Corporation. In 1990, as part of a state fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June, 1995, LGAC has issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

     Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     As of March 31, 1996, the total amount of outstanding general obligation debt was approximately $5.047 billion, including $293 million in Bond Anticipation Notes; the total amount of moral obligation debt was approximately $7.269 billion and $20.343 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. The State anticipates that its capital programs will be financed, in part, by borrowings of State and public authorities in the 1996-1997 fiscal year. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, the latest data available, there were 17 public authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 17 public authorities was $73.45 billion. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected, if any of its public authorities were to default on their respective obligations.

     Ratings. Currently, Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("Standard & Poor's") and Fitch Investors Services, Inc. ("Fitch") rate New York State's outstanding general obligation bonds "A", "A-" and "A+", respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which each Fund invests.

     Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. The State believes that the State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-1997 fiscal year. There can be no assurance, however, that an adverse decision in one or more legal proceedings would not exceed the amount of such reserves for the payment of judgments or materially impair the State's financial operations.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-1997 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-1997 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in the allocation of State resources in amounts that cannot yet be determined.

NEW YORK CITY

     General. More than any other municipality, the fiscal health of New York City (sometimes referred to as the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during the calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000.

     For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or the "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $7.7 billion of general obligation bonds and $5.0 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority to finance education and transportation capital projects. The creation of the Infrastructure Finance Authority, which is subject to the enactment of legislation by the State, is being proposed by the City as part of the City's effort to avoid certain State constitutional limitations on the amount of general obligation debt the City is authorized to issue. The City's projections indicate that projected issuance of City debt may exceed its general debt limit by the end of the 1997 fiscal year unless legislation is enacted creating the Infrastructure Finance Authority or other legislative initiatives are identified and implemented. Without the Infrastructure Finance Authority or other legislative relief, the City's general obligation financed capital program with respect to new capital projects would be virtually brought to a halt through the fiscal year 2000. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Infrastructure Finance Authority bonds, if and when authorized, will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the proposed Infrastructure Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned operating and capital expenditures.

     1997-2000 Financial Plan. The City Financial Plan for the 1997 through 2000 fiscal years projects revenues and expenditures for the 1997 fiscal year (July 1, 1996-June 30, 1997) for the City balanced in accordance with GAAP and reflects proposed actions to close a previously projected budget gap of approximately $2.6 billion. Such gap-closing actions primarily include spending reductions for Medicaid and welfare programs, City agency spending reductions, additional State aid, pension and debt service savings and the sale of certain City assets. The City Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $1.7 billion, $2.7 billion and $3.4 billion for the 1998 through 2000 fiscal years, respectively, after successful implementation of the gap-closing program for the 1997 fiscal year.

     The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, continuation of interest earnings assumptions for pension fund assets, the ability of the City's hospital and education entities to maintain balanced budgets, provision of State and federal aid, the impact of Federal welfare reforms on City revenues and adoption of the budget by the City Council in substantially the form submitted by the Mayor. The City Financial Plan also assumes the timely extension by the State Legislature of the current rate structures for personal income, corporation and sales taxes imposed by the City.

     The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions, sell the assets and obtain the debt service savings outlined in the City Financial Plan. In addition, the City may incur expenditures which exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain of the proposed actions are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1998 through 2000 fiscal years are subject to approval by the Governor and the State legislature.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during the current or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. In addition, there can be no assurance that the State budget in any given State fiscal year will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.

     The City's financial plans have been the subject of extensive public comment and criticim. On July 16, 1996, the City Comptroller issued a report on the City Financial Plan which identified budget risks of up to $941 million, $2.58 billion, $3.53 billion and $4.31 billion for the City's 1997, 1998, 1999 and 2000 fiscal years, respectively. On July 18, 1996, the New York State Financial Control Board issued a report on the City Financial Plan which identified budget risks of $594 million, $1.08 billion, $851 million and $813 million for the City's 1997, 1998, 1999 and 2000 fiscal years, respectively. On July 18, 1996, the Office of the State Deputy Comptroller of New York issued a report on the City Financial Plan which identified budget risks of up to $848 million, $1.39 billion, $1.09 billion and $1.12 billion for the City's 1997, 1998, 1999 and 2000 fiscal years, respectively. Each of the reports noted that the City Financial Plan achieves budget balance for the 1997 fiscal year only with the inclusion of approximately $1.5 billion in non-recurring resources. On October 31, 1996, the City's Independent Budget Office ("IBO") released a report assessing the costs that could be incurred by the City as a result of recent federal welfare reforms. Assuming continued moderate economic performance, the IBO report projects that the City's cost of providing welfare could increase by $33 million in 1999, growing to $269 million by 2002. Moreover, if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could total $723 million in 1999 and approximately $1 billion annually through 2002, reflecting substantial costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. It is reasonable to expect that such reports will continue to be issued and to engender public comment.

     Ratings. As of November 21, 1996, Moody's rated the City's general obligation bonds "Baa1", Standard & Poor's rated such bonds "BBB+" and Fitch rated such bonds "A-". On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative. On July 10, 1995, Standard & Poor's revised downward its ratings on outstanding general obligation bonds of the City from "A-" to "BBB+". Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     Outstanding Indebtedness. As of September 30, 1996, the City had approximately $25.1 billion of long-term debt and as of October 1, 1996, the New York City Municipal Water Finance Authority (the "Water Authority") had approximately $6.6 billion of net long-term debt.

     Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. The U.S. Environmental Protection Agency has granted the City a waiver of filtration regulations through 1996 and has stated it will issue a waiver through April, 2002 if the City and State implement certain protective actions estimated to cost approximately $400 million. If filtration of the City's water supply is ultimately required, the capital expenditure required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1996, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.8 billion.

                                   APPENDIX H

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

     The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies, most notably the City of Philadelphia, have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund. Further, the Washington-based Center on Budget and Policy Priorities issued a report in the spring of 1996 stating that recent and proposed state tax cuts, combined with structural problems in the state's revenue system, will lead to a $600 million annual deficit within five years. Governor Ridge's administration has challenged that report.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     For the five year period fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1% average annual rate while expenditures and other uses grew by 7.4% annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four year period from fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of 3.3%, less than one-half the rate of increase for the five year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax reductions and other tax law revisions that restrained the growth of tax receipts for the fiscal years 1993, 1994 and 1995.

     Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal years 1991 through 1995. Program areas having the largest increase in costs for the fiscal years 1991 through 1995 were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased prices. Recent efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year.

     Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfer to the Tax Stabilization Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 unappropriated surplus (prior to transfers). Commonwealth revenues were $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674 million, representing an increase of 5% over spending during fiscal 1994.

     For GAAP purposes, the General Fund recorded a $49.8 million deficit for fiscal 1995, leading to a decline in the fund balance to $688.3 million at June 30, 1995. The two items which predominately contributed to the decline in the fund balance were (i) the use of a more comprehensive procedure to compute the liabilities for certain public welfare programs, leading to an increase for the year-end accruals, and (ii) a change in the methodology used to calculate the year-end accrual for corporate tax payables which increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

     The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Net expenditures and encumbrances from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.

     Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of .7%). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million. The most significant tax changes enacted for the fiscal year were (i) acceleration of the reduction of the corporate net income tax rate to 9.99%; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from .5 million to $1 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) the repeal of the tax on annuities; and (vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

     The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of .6% over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues (before refunds) of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5%. The revenue estimate includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years will cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the two prior completed fiscal years. Those reductions, together with the new jobs creation tax credit, cause revenue growth comparisons between fiscal 1996 and 1997 to be understated. When these tax changes are taken into account, revenues in the fiscal 1997 budget are anticipated to increase at the rate of 3%. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2% for 1996 and below 1.5% for 1997. This is based on the assumption that the Federal Reserve Board does not cut interest rates and that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment.

     Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and probation and payroll programs. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The fiscal 1997 budget also contains some departmental restructurings.

     Providing funding for certain program increases required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May, 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves.

     The fiscal 1997 budget anticipates receiving $60 million of proceeds from the securitization of $151.7 million of loans held by the Sunny Day Fund. This fund was created to finance large-scale economic development loans to attract significant employment opportunities to the Commonwealth. Its funding was generally obtained from General Fund appropriations. The fund has been abolished and its loans have been transferred to the Pennsylvania Industrial Development Fund, which will issue bonds secured by its loan reserves (including the Sunny Day Fund). These bond proceeds will be used to refund outstanding debt of the Commonwealth. The effect of this transaction on the fiscal 1997 budget is to reduce the amount of debt service needed to be appropriated from the General Fund by at least $60 million.

     The fiscal 1997 budget is based on the presumption that federally enacted reforms to Medicaid will raise the federal reimbursement percentage for those costs to 57% from an approximate 53% rate for fiscal 1996. The higher reimbursement rate was anticipated to provide an additional $260 million of federal funds during fiscal 1997 and enable the Commonwealth to reduce its appropriations for the medical assistance program by a like amount for fiscal 1997. However, the U.S. Congress has not approved the legislation making these changes and current expectations are that additional federal funds will not be available at the time and in the amount as anticipated in the approved fiscal 1997 budget. The Commonwealth expects to use intergovernmental transfer funds obtained through a pooling transaction to help make up the loss of this funding.

     The fiscal 1997 budget assumes a drawdown of the $153.3 million fiscal year beginning unappropriated surplus to fund the enacted level of appropriations within the current estimate of revenues.

     A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January, 1996. Substantial damage to public and private facilities occurred and many municipalities' financial resources have been strained by the costs of responding to these weather-related conditions. A special session of the General Assembly was convened by the Governor to consider legislation to respond to these needs. Legislation was enacted that authorized $110 million of general obligation debt to provide for the state's share of the required match for federal public assistance and disaster mitigation funds. The legislation also appropriated $13 million from tax amnesty receipts to fund the state match for the federal individual assistance program, and authorized the use of current Motor License Fund revenues for capital projects to repair flood damaged state highways and bridges.

     Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

     Nonagricultural employment in Pennsylvania over the last ten years increased at an annual rate of 1.02%. This compares to a .36% rate for the Middle Atlantic region and 1.8% rate for the United States as a whole during the period 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4%, as compared to 2.9% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for August, 1996, stood at a seasonably adjusted rate of 5.3%. The seasonably adjusted national unemployment rate for August, 1996, was 5.1%.

     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1996, the Commonwealth had $5,054.5 million of general obligation debt outstanding.

     Other state-related obligations include "moral obligations". Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

     The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is funded by assets of, or revenues derived from the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations. For the fiscal year ended in 1995, the State Employees' Retirement System had a $443 million surplus and the Public School Employees' Retirement System had a total unfunded actuarial accrued liability of $3,102 million.

     The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996.

     PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1995 shows a surplus of approximately $80.5 million, up from approximately $15.4 million as of June 30, 1994.

     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146,175,000 in special revenue bonds outstanding as of June 30, 1996.

     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

     The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the
Commonwealth:

Baby Neal v. Commonwealth, et al.

     In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth in Federal court seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. However, a similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years. In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification with respect to the interests of 16 minor plaintiffs. As a result, the District Court has recently certified the class and the parties have resumed discovery.

County of Allegheny v. Commonwealth of Pennsylvania

     On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. Since that time, the Supreme Court has denied various actions and motions by several Pennsylvania municipalities to compel the Commonwealth to comply with the Supreme Court's 1987 decision or to restore funding for local courts and district justices to levels existing in 1987. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in County of Allegheny. The Commonwealth has filed a response in opposition to the new action. The Court issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. Recently, the President of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. The General Assembly has yet to consider legislation implementing the Pennsylvania Supreme Court's judgment.

Fidelity Bank v. Commonwealth of Pennsylvania

     On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed an action challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

     Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.

     Notwithstanding the foregoing settlements, other banks have filed protective petitions which are currently pending at the various administrative agencies challenging the validity of the 1989 tax increase. Depending on the outcome of those administrative appeals, one or more of these banks may seek to raise the issues which were adjudicated by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court.

Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey

     In January 1991, an association of rural and small schools and several other parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. The Judge in the state court case has issued an order scheduling trial to commence January 6, 1997. Because of the number of witnesses identified by the petitioners and the interviews that had not been previously disclosed, the Court has authorized the Commonwealth respondents to conduct additional discovery depositions.

Austin v. Department of Corrections, et al.

     In November 1990, the American Civil Liberties Union filed a class action lawsuit in the United States District Court for the Eastern District of Pennsylvania on behalf of inmate populations in various Pennsylvania correctional institutions, challenging the conditions of confinement and seeking injunctive relief. On January 17,

1995, the Court approved a Settlement Agreement between the parties, pursuant to which the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys, with an additional $100,000 to be paid upon dismissal of a preliminary injunction relating to certain health issues. The parties are presently complying with monitoring provisions outlined in the Settlement Agreement. The monitoring phase will expire on January 8, 1998. The attorneys' fees for the 3-year monitoring period will not exceed $60,000 in any one year.

Envirotest/Synterra Partners

     On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners ("Envirotest") and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have against the Commonwealth arising from the suspension of an emissions testing program. Under the Settlement Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, in payments of $25 million in 1995, and $40 million each in 1996, 1997 and 1998. An additional $15 million may be required to be paid in 1998 depending on the results of property liquidations by Envirotest.

Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

     On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

     On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

     On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity of contribution against the City.

     Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.

     On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within thirty days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the

School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

     On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

     On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter.

     Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's and Fitch, and A1 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                   APPENDIX I

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG1/VMIG1, MIG2/VMIG2, MIG3/VMIG3 and MIG4/VMIG4; MIG1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG2/VMIG2 denotes "high quality" with ample margins of protection; MIG3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG4/VMIG4 notes are of "adequate quality . . . protection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings:
Aaa--judged to be the best quality, carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as upper-medium-grade obligations; Baa--considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES' ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as
B      predominately speculative with respect to capacity to pay interest and
CCC    repay principal in accordance with the terms of the obligation. "BB"
CC     indicates the lowest degree of speculation and "C" the highest degree of
C speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher-rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety. These categories are as follows:


    A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

    A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 A very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

     Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuers belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Standard & Poor's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date information to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

    Improving  (up arrow)
    Stable     (left arrow)(right arrow)
    Declining  (down arrow)
    Uncertain  (up arrow)(down arrow)

     Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

NR            Indicates that Fitch does not rate the specific issue.

Conditional   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn     A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert    Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-4 Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

INS The symbol "INS" indicates that the rating is based on an insurance policy or financial guaranty issued by an insurance company.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Limited Maturity Municipal Bond Funds for Arizona, California, Florida, Massachusetts, Michigan, New Jersey, New York, and Pennsylvania of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") as of July 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period November 26, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Limited Maturity Municipal Bond Funds for Arizona, California, Florida, Massachusetts, Michigan, New Jersey, New York, and Pennsylvania of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust as of July 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 6, 1996

                        ++Highest short-term rating by Moody's Investors Service, Inc.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.


                      California Limited Maturity Municipal Bond Fund
                      S&P     Moody's  Face                                                                           Value
STATE                 Ratings Ratings Amount  Issue                                                                 (Note 1a)
California--97.2%                             California Educational Facilities Authority,
                                              Revenue Refunding Bonds:
                       NR*    A1    $   500      (Loyola Marymount University), 5.70% due 10/01/2002                 $   528
                       NR*    A         685      (Saint Mary's College), 4.90% due 10/01/2003                            688
                       AAA    Aaa       500   California Health Facilities Financing Authority,
                                              Revenue Refunding Bonds (Catholic Healthcare West),
                                              Series A, 5.30% due 7/01/2003 (d)                                          516
                                              California Pollution Control Financing Authority,
                                              PCR, Refunding, VRDN (a):
                       A-1    NR*       600      (Pacific Gas and Electric Co.), AMT, Series G, 3.50% due 2/01/2016      600
                       A1+    VMIG1++   400      (Shell Oil Company Project), Series C, 3.30% due 11/01/2000             400
                                              California Pollution Control Financing Authority,
                                              Resource Recovery Revenue Bonds, VRDN, AMT (a):
                       NR     P1        500      (Delano Project), Series 1991, 3.65% due 8/01/2019                      500
                       NR     P1        200      Refunding (Ultra Power Malaga Project), Series A, 3.70%
                                                 due 4/01/2017                                                           200
                                              California State, GO, UT:
                       A+     A1        750      6.75% due 10/01/2003                                                    840

                       A+     A1      1,000      6.10% due 9/01/2004                                                   1,083
                       AAA    Aaa       750      6.35% due 11/01/2004 (b)                                                829
                       AAA    Aaa       600   California State Public Works Board, Lease Revenue Bonds
                                              (Department of Corrections--State Prison/Central
                                              California Women's Facility, Madera County), Series A, 7%
                                              due 9/01/2000 (e)                                                          669
                       AAA    Aaa       500   California Statewide Communities Development Authority,
                                              Lease Revenue Refunding Bonds
                                              (Oakland Convention Center Project), 5.70% due 10/01/2002 (d)              527
                       A+     NR*       700   East Bay, California, Municipal Utility District, Water System
                                              Revenue Bonds, Sub-Series, 7.40% due 6/01/2000 (e)                         785
                       AAA    Aaa       200   Los Angeles, California, Department of Airports, Airport Revenue
                                              Refunding Bonds, Series A, 6% due 5/15/2005 (b)                            215
                       AA-    Aa        650   Los Angeles, California, Department of Water and Power, Electric
                                              Plant Revenue Bonds, 6% due 4/01/2002                                      694

                                              Los Angeles, California, Harbor Department Revenue Bonds, AMT,
                                              Series B:
                       AA     Aa        275      6% due 8/01/2000                                                        289
                       AA     Aa        295      6% due 8/01/2001                                                        312
                       AA     Aa        500      6% due 8/01/2004                                                        535
                                              Los Angeles County, California, Metropolitan Transportation
                                              Authority, Sales Tax Revenue Bonds (Proposition C-Second Senior):
                       A1+    VMIG1++   200      Refunding, VRDN, Series A, 3.25% due 7/01/2020 (a)(c)                   200
                       AAA    Aaa       400      Series B, 8% due 7/01/2003 (d)                                          474
                       AA-    Aa1     1,000   Los Angeles County, California, Public Works Financing Authority,
                                              Revenue Refunding Bonds (Capital Construction), 4.80% due 3/01/2004        990
                       A1+    NR*       400   Moor Park, California, M/F Mortgage Revenue Refunding Bonds
                                              (Le Club Apartments Project), VRDN, Series A,
                                              3.25% due 11/01/2015 (a)                                                   400
                       AAA    Aaa       750   San Diego County, California, Regional Transportation Commission,
                                              Sales Tax Revenue Bonds (Second Senior Sales Tax), Series A,
                                              4% due 4/01/1997 (b)                                                       752
                       AAA    Aaa       700   San Francisco, California, City and County Sewer Revenue Bonds,
                                              Series A, 5.375% due 10/01/1999 (b)                                        723
                       AAA    Aaa       500   Santa Clara County, California, Financing Authority, Lease Revenue
                                              Bonds (VMC Facility Replacement
                                              Project), Series A, 5.80% due 11/15/2000 (d)                               527
                       AAA    Aaa       500   University of California, Revenue Refunding Bonds (Multi-Purpose
                                              Projects), Series C, 10% due 9/01/2001 (d)                                 620

Puerto Rico--1.3%      A1+    VMIG1++   200   Puerto Rico Commonwealth, Government Development Bank,
                                              Refunding, VRDN, 3.20% due 12/01/2015 (a)                                  200

                       Total Investments (Cost--$14,538)--98.5%                                                       15,096

                       Other Assets Less Liabilities--1.5%                                                               225
                                                                                                                     -------
                       Net Assets--100.0%                                                                            $15,321
                                                                                                                     =======

                       (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1996.
                       (b)FGIC Insured.
                       (c)MBIA Insured.
                       (d)AMBAC Insured.
                       (e)Prerefunded.
                         *Not Rated.
                        ++Highest short-term rating by Moody's Investors Service, Inc.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

Portfolio
Abbreviations


To simplify the listings of Merrill

Lynch Multi-State Limited Maturity
Municipal Series Trust's portfolio
holdings in the Schedule of
Investments, we have abbreviated
the names of many of the securities
according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
EDA       Economic Development Authority
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
TAN       Tax Anticipation Notes
TRAN      Tax Revenue AnticipationNotes
UPDATES   Unit Priced Demand Adjustable
            Tax-Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
                      Florida Limited Maturity Municipal Bond Fund

                      S&P     Moody's  Face                                                                           Value
STATE                 Ratings Ratings Amount  Issue                                                                 (Note 1a)
Florida--92.0%         AAA    Aaa   $ 1,000   Broward County, Florida, School District, UT, 7.125%
                                              due 2/15/1999 (e)                                                      $ 1,088
                                              Dade County, Florida, Aviation Revenue Refunding Bonds,
                                              Series A (b):
                       AAA    Aaa       300      5.60% due 10/01/2004                                                    315
                       AAA    Aaa     1,000      AMT, 5.25% due 10/01/1997                                             1,014
                       A1+    VMIG1++ 1,200   Dade County, Florida, IDA, IDR (Dolphins Stadium Project),
                                              VRDN, Series D, 3.55% due 1/01/2016 (a)                                  1,200
                       AAA    Aaa       800   Dade County, Florida, Special Obligation, Refunding, Series B,
                                              4.80% due 10/01/2002 (b)                                                   807
                       AAA    Aaa     1,185   Dunedin, Florida, Hospital Revenue Bonds (Mease Health Care),
                                              6.75% due 11/15/2001 (d)(e)                                              1,325
                                              Florida State Board of Education, Capital Outlay (Public Education):
                       AA     Aa        850      Refunding, 5.50% due 6/01/2001                                          884
                       AAA    Aaa     1,000      Refunding, Series A, 7.25% due 6/01/2000 (e)                          1,114
                       AA     Aa      1,000      Series B, 5.625% due 6/01/2005                                        1,047
                                              Florida State Division, Bond Finance Department, General Services

                                              Revenue Bonds (Department of Natural Resources Preservation):
                       AAA    Aaa     1,730      Refunding (Save Our Coast), Series A, 6.30% due 7/01/2004 (d)         1,853
                       AAA    Aaa     1,000      Series 2000-A, 5.75% due 7/01/2000 (d)                                1,047
                       AAA    Aaa     1,900      Series 2000-A, 6.40% due 7/01/2002 (b)                                2,072
                       A      A         100   Hillsborough County, Florida, Capital Improvement Revenue Bonds
                                              (County Center Project), Second Series,
                                              6.75% due 7/01/2002 (e)                                                    112
                                              Jacksonville, Florida, Electric Authority, Revenue Refunding
                                              Bonds (Saint John's), Issue 2:
                       AA     Aa1     1,000      Series 6-C, 6.50% due 10/01/2001                                      1,082
                       AA     Aa1     1,000      (Special Obligation) Series 6-B, 6.65% due 10/01/2002                 1,081
                       NR     VMIG1++   300   Jacksonville, Florida, Health Facilities Authority, Hospital
                                              Revenue Refunding Bonds (Genesis Rehabilitation Hospital), VRDN,
                                              3.65% due 5/01/2021 (a)                                                    300
                       AAA    Aaa     1,000   Kissimmee, Florida, Water and Sewer Revenue Refunding Bonds,
                                              5.50% due 10/01/2003 (b)                                                 1,042
                       AA-    Aa        800   Lakeland, Florida, Electric and Water Revenue Bonds, 6.70%
                                              due 10/01/1999                                                             856
                       AAA    Aaa       500   Lee County, Florida, Capital Improvement Revenue Bonds,
                                              Sub-Series 2, 6.75% due 10/01/1997 (d)(e)                                  526
                       AAA    Aaa     1,200   North Miami, Florida, Health Facilities Authority, Health Facility
                                              Revenue Bonds (Bon Secours Health System Project), 6% due
                                              8/15/2002 (e)(f)                                                         1,303
                       AAA    Aaa     1,300   Okaloosa County, Florida, School Board Sales Tax Revenue Bonds,
                                              5% due 9/01/1997 (c)                                                     1,316
                       AAA    Aaa     1,000   Palm Bay, Florida, Utility Revenue Bonds (Palm Bay Utility Corp.
                                              Project), Series B, 6.20% due 10/01/2002 (d)(e)                          1,099
                       SP1+   NR*       250   Palm Beach County, Florida, School District, TAN, 4.50% due 9/27/1996      250
                       NR*    Baa1    1,440   Pembroke Pines, Florida, Special Assessment No. 94-1, 4.80% due
                                              11/01/1998                                                               1,448
                       A1     VMIG1++   200   Pinellas County, Florida, Health Facilities Authority, Revenue
                                              Refunding Bonds (Pooled Hospital Loan Program),
                                              DATES, 3.70% due 12/01/2015 (a)                                            200
                       AAA    Aaa     1,235   Saint Lucie County, Florida, School Board, COP, Series A,
                                              7.25% due 7/01/2000 (b)(e)                                               1,378

Puerto Rico--5.4%      A      Baa1      500   Puerto Rico Commonwealth, GO, UT, 5.55% due 7/01/2001                      517
                       A      Baa1    1,000   Puerto Rico Commonwealth, Refunding, Improvement Bonds,
                                              UT, 5.30% due 7/01/2004                                                  1,013

                       Total Investments (Cost--$26,691)--97.4%                                                       27,289

                       Other Assets Less Liabilities--2.6%                                                               733
                                                                                                                     -------
                       Net Assets--100.0%                                                                            $28,022
                                                                                                                     =======

                       (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1996.
                       (b)AMBAC Insured.
                       (c)FSA Insured.
                       (d)MBIA Insured.
                       (e)Prerefunded.

                         *Not Rated.
                        ++Highest short-term rating by Moody's Investors Service, Inc.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

                      Massachusetts Limited Maturity Municipal Bond Fund
                      S&P     Moody's  Face                                                                           Value
STATE                 Ratings Ratings Amount  Issue                                                                 (Note 1a)
Massachusetts--        NR*    A1    $   295   Boston, Massachusetts, Economic Development and Industrial Corp.,
97.2%                                         Public Parking Facility, Series 1990,
                                              5% due 7/01/2000                                                       $   291
                       AAA    Aaa       300   Chelsea, Massachusetts, School Project Loan Act of 1948, UT, 6%
                                              due 6/15/2002 (c)                                                          319
                       AAA    Aaa       215   Fall River, Massachusetts, GO, 6.30% due 6/01/1998 (b)                     223
                       A1+    NR*       200   Holyoke, Massachusetts, PCR, Refunding (Holyoke Water Power
                                              Project), VRDN, 3.25% due 11/01/2013 (a)                                   200
                       AAA    Aaa       400   Lynn, Massachusetts, Water and Sewer Commission, Refunding,
                                              4.95% due 12/01/2002 (e)                                                   405
                       A+     A1        100   Massachusetts Bay Transportation Authority, Massachusetts General
                                              Transportation System, Series A, 4.90% due 3/01/2004                       100
                       AAA    Aaa       250   Massachusetts Educational Loan Authority, EducationalLoan
                                              Revenue Bonds, AMT, Issue E, Series B, 5.50% due 7/01/2001 (c)             258
                       BBB+   A         500   Massachusetts Municipal Wholesale Electric Company, Power Supply
                                              System, Revenue Refunding Bonds, Series B, 6.375% due 7/01/2001            533
                       A+     A1        750   Massachusetts State, GO, Refunding, Series B, 6.25% due 8/01/2001          802
                                              Massachusetts State Health and Educational Facilities Authority
                                              Revenue Bonds:
                       A1+    VMIG1++   200      (Capital Assets Program), VRDN, Series D, 3.45% due 1/01/2035 (a)(b)    200
                       A1+    VMIG1++   300      (Harvard University), VRDN, Series I, 3.50% due 8/01/2017 (a)           300
                       AAA    Aaa       200      Refunding (Baystate Medical Center), Series D, 4.60% due 7/01/2002 (e)  197
                       AAA    Aaa       540   Massachusetts State HFA, Housing Revenue Refunding Bonds
                                              (Insured-Rental), AMT, Series A, 5.90% due 7/01/2003 (c)                   553
                       NR*    MIG1++    100   Massachusetts State Industrial Finance Agency, Health Care
                                              Facility Revenue Bonds (Beverly Enterprises, Inc.), VRDN, 3.40%
                                              due 10/01/2022 (a)                                                         100
                       NR*    VMIG1++   300   Massachusetts State Industrial Finance Agency, PCR, Refunding
                                              (North East Power Company), VRDN, 3.55% due 8/01/1996 (a)                  300
                       AAA    Aaa       320   Massachusetts State Industrial Finance Agency, Revenue Bonds
                                              (Babson College), Series A, 5.40% due 10/01/2003 (b)                       331
                                              Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN (a):
                       A1+    P1        100      AMT, Series B, 2.65% due 7/01/2018                                      100
                       A1+    P1        200      Series A, 3.45% due 7/01/2015                                           200
                       AA     A1        300   Massachusetts State Special Obligation Revenue Bonds (Highway
                                              Improvement Loan), Series A, 5.90% due 6/01/2001                           316
                       AAA    Aaa       500   Massachusetts State Water Resource Authority, Series A, 6.75%

                                              due 7/15/2002 (d)                                                          561
                       NR*    A1        500   New England Educational Loan Marketing Corp., Massachusetts Student
                                              Loan Revenue Bonds, AMT, Sub-Issue F, 6.60% due 9/01/2002                  538
                       NR*    NR*       365   South Hadley, Massachusetts, Industrial Revenue Bonds (South Hadley
                                              Health Care), AMT, Series A, 5% due 12/01/1996                             364

                       Total Investments (Cost--$7,011)--97.2%                                                         7,191

                       Other Assets Less Liabilities--2.8%                                                               205
                                                                                                                     -------
                       Net Assets--100.0%                                                                            $ 7,396
                                                                                                                     =======

                       (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1996.
                       (b)MBIA Insured.
                       (c)AMBAC Insured.
                       (d)Prerefunded.
                       (e)FGIC Insured.
                         *Not Rated.
                        ++Highest short-term rating by Moody's Investors Service, Inc.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
                      Michigan Limited Maturity Municipal Bond Fund

                      S&P     Moody's  Face                                                                           Value
STATE                 Ratings Ratings Amount  Issue                                                                 (Note 1a)
Michigan--90.0%        A1+    VMIG1++$ 200    Bruce Township, Michigan, Hospital Finance Authority,
                                              Health Care System Revenue Bonds (Sisters
                                              Charity-Saint Joseph's), VRDN, Series A, 3.45% due 5/01/2018 (a)(d)    $   200
                       AAA    Aaa       250   Dearborn, Michigan, Economic Development Corp., Hospital
                                              Revenue Bonds (Oakwood Obligated Group),
                                              Series A, 6.95% due 8/15/2001 (d)(e)                                       279
                       AAA    Aaa       200   Detroit, Michigan, Distributable State Aid, Refunding Bonds,
                                              UT, 5.70% due 5/01/2001 (b)                                                208
                       AAA    Aaa       250   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds,
                                              6.20% due 7/01/2004 (c)                                                    270
                       AAA    Aaa       200   Eastern Michigan University, Revenue Refunding Bonds, 5.40%
                                              due 6/01/1998 (b)                                                          204
                                              Michigan Municipal Bond Authority Revenue Bonds:
                       AAA    Aaa       200      (Local Government Loan Program), Series C, 5.50% due 5/01/2003 (d)      207
                       AA     Aa        500      Refunding (Local Government--Qualified School), Series A, 6%

                                                 due 5/01/2001                                                           527
                       AA     Aa        200      (State Revolving Fund), 7% due 10/01/2004                               226
                       AA-    A1        200   Michigan State Building Authority, Revenue Refunding Bonds,
                                              Series I, 6.40% due 10/01/2004                                             216
                       AA-    A1        200   Michigan State Comprehensive Transportation, Revenue Refunding Bonds,
                                              Series B, 5.625% due 5/15/2003                                             209
                       A1+    NR*       200   Michigan State Housing Development Authority, Rental Housing Revenue
                                              Refunding Bonds, VRDN, Series C, 3.50% due 4/01/2019 (a)                   200
                       AA     Aa        200   Michigan State Recreation Program, GO, 6% due 11/01/2004                   215
                       AAA    Aaa       150   Michigan State South Central Power Agency, Power Supply System
                                              Revenue Refunding Bonds, 7% due 11/01/1996 (b)(e)                          154
                       A1+    VMIG1++   100   Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                              (United Waste Systems, Inc. Project), VRDN, AMT, 3.65% due
                                              4/01/2010 (a)                                                              100
                       AAA    Aaa       160   Michigan State Underground Storage Tank, Financial Assurance
                                              Authority, Revenue Refunding Bonds, Series I, 6% due 5/01/2004 (b)         171
                       AAA    Aaa       235   Royal Oak, Michigan, Refunding, UT, 4% due 10/01/1997 (b)                  235

Puerto Rico--6.8%      A      Baa1      265   Puerto Rico Commonwealth, GO, UT, 5.55% due 7/01/2001                      274

                       Total Investments (Cost--$3,771)--96.8%                                                         3,895

                       Other Assets Less Liabilities--3.2%                                                               130
                                                                                                                     -------
                       Net Assets--100.0%                                                                            $ 4,025
                                                                                                                     =======

                       (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1996.
                       (b)AMBAC Insured.
                       (c)FGIC Insured.
                       (d)MBIA Insured.
                       (e)Prerefunded.
                         *Not Rated.
                        ++Highest short-term rating by Moody's Investor's Service, Inc.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

                      New Jersey Limited Maturity Municipal Bond Fund
                      S&P     Moody's  Face                                                                           Value
STATE                 Ratings Ratings Amount  Issue                                                                 (Note 1a)
New Jersey--99.8%      AAA    Aaa   $   600   Elizabeth, New Jersey, General Improvement and Sewer Utility
                                              Refunding Bonds, GO, UT, 6% due 8/15/2004 (b)                          $   643
                       SP1+   VMIG1++   400   Mercer County, New Jersey, Improvement Authority Revenue

                                              Bonds, VRDN, 3.25% due 11/01/1998 (a)                                      400
                       AA+    Aa1       400   Monmouth County, New Jersey, General Improvement Bonds, GO,
                                              UT, 6.625% due 8/01/2000                                                   425
                       NR*    Aa1       400   New Jersey EDA, Economic Development Revenue Bonds (400
                                              International Drive Partners), VRDN, 3.20% due 9/01/2005 (a)               400
                                              New Jersey, EDA, Industrial and Economic Development Revenue Bonds (a):
                       NR*    NR*       100      (Burmah Castrol Inc.), VRDN, 3.30% due 8/01/2005                        100
                       A-1    NR*       100      (Toys `R' Us, Inc.), DATES, 3.05% due 4/01/2019                         100
                       AAA    Aaa     1,000   New Jersey, EDA, Market Transition Facility Revenue Bonds,
                                              Senior Lien, Series A, 7% due 7/01/2004 (c)                              1,132
                                              New Jersey, EDA, Natural Gas Facilities Revenue Bonds, VRDN,
                                              Series A (a)(b):
                       A-1    VMIG1++   100      (NUI Corp. Project), AMT, 3.75% due 7/01/2005                           100
                       A1+    VMIG1++   300      Refunding (New Jersey Natural Gas Co.), 3.40% due 8/01/2030             300
                       NR*    Aaa       300   New Jersey EDA, Revenue Bonds (Hoffman-La Roche Incorporated
                                              Project), VRDN, AMT, 3.55% due 11/01/2011 (a)                              300
                       AAA    Aaa       100   New Jersey Health Care Facilities Financing Authority Revenue
                                              Bonds (Carrier Foundation), VRDN, Series C, 3.60% due 7/01/2005 (a)(d)     100
                       A1+    VMIG1++   400   New Jersey Sports and Exposition Authority Revenue Bonds
                                              (State Contract), VRDN, Series C, 3.30% due 9/01/2024 (a)(c)               400
                       A+     Aa      1,000   New Jersey State Transportation Trust Fund Authority, Transportation
                                              System Revenue Bonds, Series A, 6% due 6/15/2000 (e)                     1,050
                       BBB+   Baa1      400   New Jersey State Turnpike Authority, Turnpike Revenue Bonds,
                                              Series A, 5.70% due 1/01/2001                                              412
                       AA     Aa        400   North Brunswick Township, New Jersey, Board of Education Refunding
                                              Bonds, GO, UT, 6.25% due 2/01/2004                                         434
                       NR*    Aa        400   Ocean County, New Jersey, Utilities Authority, Wastewater Revenue
                                              Bonds, UT, Series A, 6.125% due 1/01/2003                                  429
                       AAA    Aaa     1,310   Port Authority of New York and New Jersey, Consolidated Refunding
                                              Bonds, AMT, UT, 97th Series, 7.10% due 7/15/2004 (d)                     1,485
                       AA+    Aaa       400   Union County, New Jersey (General Improvement and County
                                              Collection), UT, 4.40% due 9/01/1998                                       403

                       Total Investments (Cost--$8,322)--99.8%                                                         8,613

                       Other Assets Less Liabilities--0.2%                                                                14
                                                                                                                     -------
                       Net Assets--100.0%                                                                            $ 8,627
                                                                                                                     =======

                       (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1996.
                       (b)AMBAC Insured.
                       (c)MBIA Insured.
                       (d)FGIC Insured.
                       (e)Prerefunded.
                         *Not Rated.
                        ++Highest short-term rating by Moody's Investors Service, Inc.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
                      New York Limited Maturity Municipal Bond Fund

                      S&P     Moody's  Face                                                                           Value
STATE                 Ratings Ratings Amount  Issue                                                                 (Note 1a)
New York--100.4%                              Nassau County, New York, General Improvement Bonds, UT (c):
                       AAA    Aaa   $   400      Series O, 5.625% due 8/01/2004                                      $   421
                       AAA    Aaa       700      Series Q, 5.10% due 8/01/2003                                           714
                       A1+    VMIG1++   100   New York City, New York, GO, VRDN, UT, Series B,
                                              Sub-Series B-10, 3.35% due 8/15/2024 (a)                                   100
                       AAA    Aaa       750   New York City, New York, IDA, Civic Facilities Revenue Bonds
                                              (USTA National Tennis Center Project), 6% due 11/15/2003 (d)               802
                       A1+    NR*     1,400   New York City, New York, IDA, IDR (Japan Airlines Company Ltd.
                                              Project), VRDN, AMT, 3.65% due 11/01/2015 (a)                            1,400
                       AA-    Aa        800   New York City, New York, Municipal Assistance Corporation,
                                              Series 68, 7.10% due 7/01/2000                                             869
                                              New York City, New York, Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds, VRDN (a)(c):
                       A1+    VMIG1++   500      Series C, 3.55% due 6/15/2023                                           500
                       A1+    VMIG1++   300      Series G, 3.55% due 6/15/2024                                           300
                       BBB+   Baa1      610   New York City, New York, Refunding, UT, Series A, 6% due 8/01/2000         630
                                              New York State Dormitory Authority Revenue Bonds:
                       AAA    Aaa       500      (College and University Educational Loan), AMT, 6.30% due
                                                 7/01/2002 (e)                                                           541
                       BBB    Aaa       750      (Department of Health-Issue), 7.70% due 7/01/2000 (b)                   849
                       AAA    Aaa       670      (Rensselaer Polytechnic Institute), 4.90% due 7/01/2004 (e)             672
                       NR*    VMIG1++   400   New York State Energy Research and Development Authority, Electric
                                              Facilities Revenue Bonds (Long Island Lighting Co.), VRDN, AMT,
                                              Series B, 3.35% due 11/01/2023 (a)                                         400
                       A-     Aa        400   New York State Environmental Facilities Corporation, PCR (State
                                              Water--Revolving Fund), Series E, 5.60% due 6/15/1999                      414
                       A1+    NR*       200   New York State Environmental Facilities Corporation, Resource
                                              Recovery Revenue Bonds (OFS Equity Huntington Project), VRDN,
                                              AMT, 3.65% due 11/01/2014 (a)                                              200
                       A-     A         600   New York State Environmental Quality, GO, 6% due 12/01/2004                643
                       A-     A         735   New York State, GO, Refunding, Series B, 6.25% due 8/15/2004               798
                       A1+    VMIG1++   400   New York State HFA, Revenue Bonds (Normandie Court--I Project),
                                              VRDN, 2.20% due 8/01/2016 (a)                                              400
                                              New York State Local Government Assistance Corporation Revenue Bonds:
                       A      A         625      Series A, 7% due 4/01/2005                                              692
                       AAA    Aaa       600      Series D, 7% due 4/01/2002 (b)                                          679
                                              New York State Medical Care Facilities, Finance Agency Revenue
                                              Bonds, Series A:
                       AA     Aa        655      (Adult Day Care), 6% due 11/15/2003                                     690
                       AAA    Aaa       725      (Mental Health Services Facilities), 7.75% due 2/15/2001 (b)            832
                       NR*    Aa3       500      (Saratoga Hospital Project), 5.25% due 11/01/2004                       505
                       AA     NR*       675   New York State Tax Exempt Revenue Bonds (Rochester Museum &
                                              Science), 5.60% due 12/01/2015                                             688

                       BBB    Baa1      450   New York State Urban Development Corporation, Revenue Refunding
                                              Bonds (Center for Industrial Innovation), 4.60% due 1/01/1998              451
                       AAA    Aaa       760   Port Authority of New York and New Jersey, Refunding (Construction),
                                              AMT, UT, 97th Series, 7.10% due 7/15/2003 (c)                              855
                       AA     A1        700   Rockland County, New York, Sewer District, UT, 7.70% due 6/01/1997 (b)     736
                       AA     A1        800   Syracuse, New York, GO, 5.70% due 6/15/2002                                843
                       A+     Aa        340   Triborough Bridge and Tunnel Authority, New York, Revenue Bonds,
                                              Series R, 6.90% due 1/01/2000                                              366

                       Total Investments (Cost--$17,666)--100.4%                                                      17,990

                       Liabilities in Excess of Other Assets--(0.4%)                                                     (70)
                                                                                                                     -------
                       Net Assets--100.0%                                                                            $17,920
                                                                                                                     =======

                       (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1996.
                       (b)Prerefunded.
                       (e)MBIA Insured.
                         *Not Rated.
                        ++Highest short-term rating by Moody's Investors Service, Inc.

                       (c)FGIC Insured.
                       (d)FSA Insured.

                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.


                      Pennsylvania Limited Maturity Municipal Bond Fund
                      S&P     Moody's  Face                                                                           Value
STATE                 Ratings Ratings Amount  Issue                                                                 (Note 1a)
Pennsylvania--         NR*    A1    $   200   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
82.6%                                         (Commercial Development Parkway Center Mall Project), VRDN,
                                              Series A, 3.75% due 5/01/2009 (d)                                      $   200
                       AAA    Aaa       400   Beaver County, Pennsylvania, Hospital Authority, Revenue
                                              Refunding Bonds (Beaver County Medical Center
                                              Inc.), 5.70% due 7/01/1999 (c)                                             413
                       A1+    P1        100   Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne
                                              Light Project--Beaver Valley), VRDN, Series A,
                                              3.45% due 8/01/2020 (d)                                                    100
                       A1+    P1        200   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project),
                                              UPDATES, 3.60% due 12/01/2009 (d)                                          200
                       AA     Aa        250   Delaware County, Pennsylvania, Refunding Bonds, GO, UT, 4.80%

                                              due 10/01/2004                                                             248
                       A1+    Aaa       250   Lehigh County, Pennsylvania, Authority Water Revenue Bonds,
                                              VRDN, 3.60% due 11/01/2004 (b)(d)                                          250
                       NR*    VMIG1++   400   Pennsylvania Energy Development Authority, Energy Development
                                              Revenue Bonds (B&W Ebensburg Project),
                                              VRDN, AMT, 3.70% due 12/01/2011 (d)                                        400
                                              Pennsylvania State Higher Educational Facilities Authority,
                                              College and University Revenue Refunding Bonds, Series A:
                       A+     Aa        380      (Thomas Jefferson University), 5.75% due 8/15/1998                      392
                       AA     Aa        275      (University of Pennsylvania), 4.70% due 9/01/1997                       277
                       AAA    Aaa       300   Pennsylvania State, Refunding (Projects--First), UT, Series A,
                                              6.60% due 1/01/2001 (c)                                                    324
                       AA-    A1      1,100   Pennsylvania State University, Refunding, 5.85% due 3/01/2002            1,158
                                              Philadelphia, Pennsylvania, Hospitals and Higher Education
                                              Facilities Authority, Hospital Revenue Bonds:
                       NR*    Aaa     1,000      (Children's Hospital of Philadelphia Project), Series A, 6.50%
                                                 due 2/15/2002 (e)                                                     1,101
                       A-     NR*       650      (Children's Seashore House), Series B, 7% due 8/15/2003                 705
                       SP1+   MIG1++    400   Philadelphia, Pennsylvania, School District, TRAN, 4.50%
                                              due 6/30/1997                                                              402
                       SP-1   MIG1++    400   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1997            402
                       AAA    Aaa       400   Union County, Pennsylvania, Higher Educational Facilities Authority
                                              Revenue Refunding Bonds (Bucknell University), 6% due 4/01/2002 (f)        423
                       AAA    Aaa       325   Washington County, Pennsylvania, Lease Authority, Municipal
                                              Facility (Shadyside Hospital Project), Series C,
                                              Sub-Series C1-A, 7.45% due 6/15/2000 (a)(c)(e)                             366

Puerto Rico--11.7%     A-     Baa1    1,000   Puerto Rico Municipal Finance Agency, GO, UT, Series A, 5.80%
                                              due 7/01/2004                                                            1,037

                       Total Investments (Cost--$8,237)--94.3%                                                         8,398
                       Other Assets Less Liabilities--5.7%                                                               507
                                                                                                                     -------
                       Net Assets--100.0%                                                                            $ 8,905
                                                                                                                     =======

                       (a)Escrowed to maturity.
                       (b)Secured by escrow.
                       (c)AMBAC Insured.
                       (d)The interest rate is subject to change periodically based on prevailing market rates. The rates shown are those in effect at
                          July 31, 1996.
                       (e)Prerefunded.
                       (f)MBIA Insured.
                         *Not Rated.
                        ++Highest short-term rating by Moody's Investors Service, Inc.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES
                                                            Arizona          California        Florida      Massachusetts
                                                            Limited           Limited          Limited         Limited
                    As of July 31, 1996                     Maturity          Maturity         Maturity        Maturity
Assets:             Investments, at value* (Note 1a)     $  4,136,875      $ 15,096,081     $ 27,288,445    $  7,190,978
                    Cash                                       56,502            37,176           76,040         168,110
                    Receivables:
                      Interest                                 25,595           240,691          347,804          73,352
                      Securities sold                         241,346                --          433,216              --
                      Investment adviser (Note 2)              19,404                --               --          24,485
                      Beneficial interest sold                     --             1,708               --              --
                    Deferred organization expenses
                    (Note 1e)                                      --             8,453           28,115           4,599
                    Prepaid registration fees and
                      other assets (Note 1e)                   16,154               643           11,244          10,162
                                                         ------------      ------------     ------------    ------------
                    Total assets                            4,495,876        15,384,752       28,184,864       7,471,686
                                                         ------------      ------------     ------------    ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                 --               711           75,095          10,129
                      Dividends to shareholders
                        (Note 1f)                               4,209            12,435           25,396           6,526
                      Investment adviser (Note 2)                  --             1,933            8,332              --
                      Distributor (Note 2)                      1,000             3,122            4,630           1,472
                    Accrued expenses and other
                    liabilities                                38,639            45,740           49,326          57,389
                                                         ------------      ------------     ------------    ------------
                    Total liabilities                          43,848            63,941          162,779          75,516
                                                         ------------      ------------     ------------    ------------

Net Assets:         Net assets                           $  4,452,028      $ 15,320,811     $ 28,022,085    $  7,396,170
                                                         ============      ============     ============    ============

Net Assets          Class A Shares of beneficial
Consist of:           interest, $.10 par value,
                      unlimited shares authorized        $      8,069      $     31,471     $     79,091    $     17,264
                    Class B Shares of beneficial
                      interest, $.10 par value,
                      unlimited shares authorized              28,629            98,750          137,513          45,949
                    Class C Shares of beneficial
                      interest, $.10 par value,
                      unlimited shares authorized               1,339               549              521           2,113
                    Class D Shares of beneficial
                      interest, $.10 par value,
                      unlimited shares authorized               6,142            21,753           64,376           8,934
                    Paid-in capital in excess
                      of par                                4,334,656        15,140,165       28,023,107       7,494,663
                    Accumulated realized capital

                      losses on investments --net
                      (Note 5)                                (71,438)         (529,724)        (879,594)       (352,257)
                    Unrealized appreciation on
                      investments --net                       144,631           557,847          597,071         179,504
                                                         ------------      ------------     ------------    ------------
                    Net assets                           $  4,452,028      $ 15,320,811     $ 28,022,085    $  7,396,170
                                                         ============      ============     ============    ============

Net Asset Value:    Class A: Net assets                  $    813,180      $  3,161,461     $  7,874,368    $  1,719,269
                                                         ============      ============     ============    ============
                             Shares outstanding                80,693           314,706          790,910         172,634
                                                         ============      ============     ============    ============
                             Net asset value             $      10.08      $      10.05     $       9.96    $       9.96
                                                         ============      ============     ============    ============
                    Class B: Net assets                  $  2,884,780      $  9,918,998     $ 13,690,359    $  4,576,988
                                                         ============      ============     ============    ============
                             Shares outstanding               286,287           987,501        1,375,127         459,494
                                                         ============      ============     ============    ============
                             Net asset value             $      10.08      $      10.04     $       9.96    $       9.96
                                                         ============      ============     ============    ============
                    Class C: Net assets                  $    135,060      $     55,114     $     51,502    $    210,323
                                                         ============      ============     ============    ============
                             Shares outstanding                13,395             5,486            5,204          21,134
                                                         ============      ============     ============    ============
                             Net asset value             $      10.08      $      10.05     $       9.90    $       9.95
                                                         ============      ============     ============    ============
                    Class D: Net assets                  $    619,008      $  2,185,238     $  6,405,856    $    889,590
                                                         ============      ============     ============    ============
                             Shares outstanding                61,417           217,532          643,764          89,337
                                                         ============      ============     ============    ============
                             Net asset value             $      10.08      $      10.05     $       9.95    $       9.96
                                                         ============      ============     ============    ============

                   *Identified cost                      $  3,992,244      $ 14,538,234     $ 26,691,374    $  7,011,474
                                                         ============      ============     ============    ============

                                     J-10

                                                            Michigan         New Jersey        New York     Pennsylvania
                                                            Limited           Limited          Limited         Limited
                    As of July 31, 1996                     Maturity          Maturity         Maturity        Maturity
Assets:             Investments, at value* (Note 1a)     $  3,895,326      $  8,613,187     $ 17,990,267    $  8,398,278
                    Cash                                       77,643            56,519           16,531          39,650
                    Receivables:
                      Beneficial interest sold                     --                --          627,229              --
                      Securities sold                              --            51,148               --         507,488
                      Interest                                 49,221            80,725          206,771         124,471
                      Investment adviser (Note 2)              24,857            16,407           20,090           7,414
                    Deferred organization expenses
                      (Note 1e)                                 4,045             6,610            7,246           6,183
                    Prepaid registration fees and
                      other assets (Note 1e)                    7,914            10,280            5,166           8,464

                                                         ------------      ------------     ------------    ------------
                    Total assets                            4,059,006         8,834,876       18,873,300       9,091,948
                                                         ------------      ------------     ------------    ------------

Liabilities:        Payables:
                      Securities purchased                         --           100,000          845,597              --
                      Beneficial interest redeemed                 --            32,288           26,087         129,736
                      Dividends to shareholders
                        (Note 1f)                               3,791             7,948           16,817           7,827
                      Distributor (Note 2)                        590             1,674            3,304           2,044
                    Accrued expenses and other
                      liabilities                              29,554            65,879           61,371          47,840
                                                         ------------      ------------     ------------    ------------
                    Total liabilities                          33,935           207,789          953,176         187,447
                                                         ------------      ------------     ------------    ------------

Net Assets:         Net assets                           $  4,025,071      $  8,627,087     $ 17,920,124    $  8,904,501
                                                         ============      ============     ============    ============

Net Assets          Class A Shares of beneficial
Consist of:           interest, $.10 par value,
                      unlimited shares authorized        $     16,499      $     26,344     $     37,016    $      8,240
                    Class B Shares of beneficial
                      interest, $.10 par value,
                      unlimited shares authorized              18,522            50,942          100,111          61,965
                    Class C Shares of beneficial
                      interest, $.10 par value,
                      unlimited shares authorized                  12             2,970            2,130              12
                    Class D Shares of beneficial
                      interest, $.10 par value,
                      unlimited shares authorized               5,446             5,343           38,884          17,865
                    Paid-in capital in excess
                      of par                                4,031,709         8,543,116       17,678,636       8,756,463
                    Accumulated realized capital
                      losses on investments--net
                      (Note 5)                               (171,774)         (293,217)        (261,279)       (100,866)
                    Unrealized appreciation on
                      investments --net                       124,657           291,589          324,626         160,822
                                                         ------------      ------------     ------------    ------------
                    Net assets                           $  4,025,071      $  8,627,087     $ 17,920,124    $  8,904,501
                                                         ============      ============     ============    ============

Net Asset Value:    Class A: Net assets                  $  1,640,666      $  2,662,645     $  3,723,308    $    832,986
                                                         ============      ============     ============    ============
                             Shares outstanding               164,986           263,436          370,162          82,402
                                                         ============      ============     ============    ============
                             Net asset value             $       9.94      $      10.11     $      10.06    $      10.11
                                                         ============      ============     ============    ============
                    Class B: Net assets                  $  1,841,924      $  5,152,224     $ 10,070,519    $  6,263,404
                                                         ============      ============     ============    ============
                             Shares outstanding               185,219           509,424        1,001,114         619,654
                                                         ============      ============     ============    ============
                             Net asset value             $       9.94      $      10.11     $      10.06    $      10.11
                                                         ============      ============     ============    ============

                    Class C: Net assets                  $      1,163      $    271,989     $    214,138    $      1,188
                                                         ============      ============     ============    ============
                             Shares outstanding                   117            29,696           21,296             117
                                                         ============      ============     ============    ============
                             Net asset value             $       9.94      $       9.16     $      10.06    $      10.15
                                                         ============      ============     ============    ============
                    Class D: Net assets                  $    541,318      $    540,229     $  3,912,159    $  1,806,923
                                                         ============      ============     ============    ============
                             Shares outstanding                54,464            53,434          388,837         178,650
                                                         ============      ============     ============    ============
                             Net asset value             $       9.94      $      10.11     $      10.06    $      10.11
                                                         ============      ============     ============    ============
                   *Identified cost                      $  3,770,669      $  8,321,598     $ 17,665,641    $  8,237,456
                                                         ============      ============     ============    ============

                      See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

STATEMENT OF OPERATIONS
                                                            Arizona          California        Florida      Massachusetts
                                                            Limited           Limited          Limited         Limited
                    For the Year Ended July 31, 1996        Maturity          Maturity         Maturity        Maturity
Investment          Interest and amortization of
Income (Note 1d):   premium and discount earned          $    291,905      $    748,162     $  1,527,243    $    424,149

Expenses:           Investment advisory fees (Note 2)          21,459            54,033          108,720          30,736
                    Professional fees                          41,571            48,058           52,985          53,005
                    Accounting services (Note 2)               30,172            38,245           34,053          53,983
                    Account maintenance and
                    distribution fees--Class B (Note 2)        15,724            35,889           53,229          17,257
                    Printing and shareholder reports           10,156            20,449           47,046          20,077
                    Registration fees (Note 1e)                24,744            19,983           13,634          18,980
                    Trustees' fees and expenses                 3,015             7,114           13,676           4,419
                    Amortization of organization
                    expenses (Note 1e)                             --             3,653           12,163           1,990
                    Custodian fees                              2,321             1,167            5,841           2,964
                    Pricing fees                                2,329             4,831            4,015           2,981
                    Transfer agent fees--Class B
                    (Note 2)                                    2,475             3,153            4,405           2,733
                    Account maintenance fees--Class D
                    (Note 2)                                      655             1,776            6,850             565
                    Transfer agent fees--Class A
                    (Note 2)                                      444               846            2,031           1,247
                    Transfer agent fees--Class D
                    (Note 2)                                      319               451            1,551             264
                    Account maintenance and
                    distribution fees --Class C
                    (Note 2)                                       68               103               20             558

                    Transfer agent fees--Class C
                    (Note 2)                                       33                27               10             182
                    Other                                         669                --            2,049           2,701
                                                         ------------      ------------     ------------    ------------
                    Total expenses before
                    reimbursement                             156,154           239,778          362,278         214,642
                    Reimbursement of expenses (Note 2)        (93,656)          (54,497)         (24,123)       (126,014)
                                                         ------------      ------------     ------------    ------------
                    Total expenses after reimbursement         62,498           185,281          338,155          88,628
                                                         ------------      ------------     ------------    ------------
                    Investment income--net                    229,407           562,881        1,189,088         335,521
                                                         ------------      ------------     ------------    ------------

Realized &          Realized gain (loss) on
Unrealized Gain     investments--net                             (691)          (14,506)          (1,278)         18,219
(Loss) on           Change in unrealized appreciation
Investments--Net    on investments--net                       (45,086)          102,333         (174,866)        (13,084)
(Notes 1b, 1d & 3):                                      ------------      ------------     ------------    ------------
                    Net Increase in Net Assets
                    Resulting from Operations            $    183,630      $    650,708     $  1,012,944     $   340,656
                                                         ============      ============     ============    ============


                                                            Michigan         New Jersey        New York      Pennsylvania
                                                            Limited           Limited          Limited         Limited
                    For the Year Ended July 31, 1996        Maturity          Maturity         Maturity        Maturity
Investment          Interest and amortization of
Income (Note 1d):   premium and discount earned            $    225,785      $    462,228     $    793,554    $    415,685

Expenses:           Accounting services (Note 2)               47,178            43,508           62,140          43,426
                    Professional fees                          44,286            43,780           42,051          40,761
                    Investment advisory fees (Note 2)          16,413            33,770           57,995          30,196
                    Account maintenance and
                    distribution fees--Class B
                    (Note 2)                                    7,629            22,973           34,048          24,307
                    Printing and shareholder reports               --            18,765           20,581          14,335
                    Registration fees (Note 1e)                11,903            13,375           19,353              --
                    Trustees' fees and expenses                 2,243             4,589            6,879             197
                    Custodian fees                              2,326             3,420            4,702           3,352
                    Transfer agent fees--Class B
                    (Note 2)                                    1,782             2,895            3,938           3,550
                    Pricing fees                                2,119             2,271            4,161           2,169

                    Amortization of organization
                    expenses (Note 1e)                          1,748             2,860            3,131           2,675
                    Transfer agent fees--Class A
                    (Note 2)                                    1,420               991            1,306             391
                    Account maintenance fees--
                    Class D (Note 2)                              415               310            2,638             725

                    Transfer agent fees--Class D
                    (Note 2)                                      302               115              858             300
                    Account maintenance and
                    distribution fees--Class C
                    (Note 2)                                        1               174              206              41
                    Transfer agent fees--Class C
                    (Note 2)                                        6                53               70              20
                    Other                                          --             1,275            4,638              --
                                                         ------------      ------------     ------------    ------------

                    Total expenses before
                    reimbursement                             139,771           195,124          268,695         166,445
                    Reimbursement of expenses
                    (Note 2)                                  (96,532)          (98,714)        (146,290)        (71,504)
                                                         ------------      ------------     ------------    ------------
                    Total expenses after
                    reimbursement                              43,239            96,410          122,405          94,941
                                                         ------------      ------------     ------------    ------------
                    Investment income--net                    182,546           365,818          671,149         320,744
                                                         ------------      ------------     ------------    ------------

Realized &          Realized gain (loss) on
Unrealized          investments--net                           10,083          (12,586)           27,501             364
Gain (Loss) on      Change in unrealized appreciation
Investments--Net    on investments--net                       (23,665)          (41,469)         (22,206)         12,631
(Notes 1b, 1d & 3):                                      ------------      ------------     ------------    ------------
                    Net Increase in Net Assets
                    Resulting from Operations            $    168,964      $    311,763     $    676,444    $    333,739
                                                         ============      ============     ============    ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                             Arizona Limited Maturity       California Limited Maturity

                                                                For the Year Ended              For the Year Ended
                                                                    July 31,                          July 31,
                    Increase (Decrease) in Net Assets:       1996              1995             1996            1995
Operations:         Investment income--net               $    229,407      $    305,477     $    562,881    $    612,890
                    Realized loss on investments
                    --net                                        (691)          (48,045)         (14,506)       (365,740)
                    Change in unrealized appreciation/
                    depreciation on investments--net          (45,086)          182,975          102,333         501,542
                    Investments--Net                     ------------      ------------     ------------    ------------
                    Net increase in net assets
                    resulting from operations                 183,630           440,407          650,708         748,692
                                                         ------------      ------------     ------------    ------------

Dividends to        Investment income--net:
Shareholders          Class A                                 (37,685)          (78,637)        (130,650)       (159,781)

(Note 1f):            Class B                                (164,444)         (226,411)        (362,918)       (422,409)
                      Class C                                  (1,762)              (33)          (2,149)           (585)
                      Class D                                 (25,516)             (396)         (67,164)        (30,115)
                                                         ------------      ------------     ------------    ------------
                    Net decrease in net assets
                    resulting from dividends to
                    shareholders                             (229,407)         (305,477)        (562,881)       (612,890)
                                                         ------------      ------------     ------------    ------------

Beneficial Interest Net increase (decrease) in net
Transactions        assets derived from beneficial
(Note 4):           interest transactions                  (1,767,011)       (1,547,482)        (491,496)        354,485
                                                         ------------      ------------     ------------    ------------

Net Assets:         Total increase (decrease) in
                    net assets                             (1,812,788)       (1,412,552)        (403,669)        490,287
                    Beginning of year                       6,264,816         7,677,368       15,724,480      15,234,193
                                                         ------------      ------------     ------------    ------------
                    End of year                          $  4,452,028      $  6,264,816     $ 15,320,811    $ 15,724,480
                                                         ============      ============     ============    ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                                                    Florida                           Massachusetts
                                                                Limited Maturity                     Limited Maturity
                                                               For the Year Ended                   For the Year Ended
                                                                    July 31,                             July 31,
                    Increase (Decrease) in Net Assets:       1996              1995               1996           1995
Operations:         Investment income--net               $  1,189,088      $  1,343,126     $    335,521    $    505,228
                    Realized gain (loss) on
                    investments --net                          (1,278)         (425,603)          18,219        (370,476)
                    Change in unrealized appreciation/
                    depreciation on investments--net         (174,866)          839,494          (13,084)        274,970
                                                         ------------      ------------     ------------    ------------
                    Net increase in net assets
                    resulting from operations               1,012,944         1,757,017          340,656         409,722
                                                         ------------      ------------     ------------    ------------

Dividends &         Investment income--net:
Distributions to      Class A                                (361,872)         (531,680)        (118,129)       (252,210)
Shareholders          Class B                                (557,931)         (756,233)        (180,877)       (242,775)
(Note 1f):            Class C                                    (522)              (32)         (14,474)         (7,683)
                      Class D                                (268,763)          (55,181)         (22,041)         (2,560)
                    Realized gain on investments
                    --net
                      Class A                                      --                --               --          (7,555)
                      Class B                                      --                --               --          (7,096)

                      Class C                                      --                --               --            (476)
                      Class D                                      --                --               --              (8)
                                                         ------------      ------------     ------------    ------------
                    Net decrease in net assets
                    resulting from dividends and
                    distributions to shareholders          (1,189,088)       (1,343,126)        (335,521)       (520,363)
                                                         ------------      ------------     ------------    ------------

Beneficial Interest Net decrease in net assets
Transactions        derived from beneficial
(Note 4):           interest transactions                  (5,075,030)         (187,273)      (2,526,578)     (6,114,591)
                                                         ------------      ------------     ------------    ------------

Net Assets:         Total increase (decrease)
                    in net assets                          (5,251,174)          226,618       (2,521,443)     (6,225,232)
                                                                                              (1,026,965)       (793,586)
                    Beginning of year                      33,273,259        33,046,641        9,917,613      16,142,845
                                                         ------------      ------------     ------------    ------------
                    End of year                          $ 28,022,085      $ 33,273,259     $  7,396,170    $  9,917,613
                                                         ============      ============     ============    ============



                                                                                                        Michigan
                                                                                                    Limited Maturity
                                                                                                   For the Year Ended
                                                                                                       July 31,
                    Increase (Decrease) in Net Assets:                                           1996            1995
Operations:         Investment income--net                                                  $    182,546    $    235,302
                    Realized gain (loss) on
                    investments--net                                                              10,083        (132,641)
                    Change in unrealized appreciation/
                    depreciation on investments--net                                             (23,665)        150,310
                                                                                            ------------    ------------
                    Net increase in net assets
                    resulting from operations                                                    168,964         252,971
                                                                                            ------------    ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                    (85,288)       (123,016)
Shareholders          Class B                                                                    (80,829)       (102,718)
(Note 1f):            Class C                                                                        (41)            (33)
                      Class D                                                                    (16,388)         (9,535)
                    Realized gain on investments--net
                      Class A                                                                         --              --
                      Class B                                                                         --              --
                      Class C                                                                         --              --
                      Class D                                                                         --              --
                                                                                            ------------    ------------
                    Net decrease in net assets
                    resulting from dividends and
                    distributions to shareholders                                               (182,546)       (235,302)

                                                                                            ------------    ------------

Beneficial Interest Net decrease in net assets
Transactions        derived from beneficial
(Note 4):           interest transactions                                                     (1,013,383)       (811,255)
                                                                                            ------------    ------------

Net Assets:         Total increase (decrease)
                    in net assets                                                             (1,026,965)       (793,586)
                    Beginning of year                                                          5,052,036       5,845,622
                                                                                            ------------    ------------
                    End of year                                                             $  4,025,071    $  5,052,036
                                                                                            ============    ============



                                                                    New Jersey                         New York
                                                                  Limited Maturity                 Limited Maturity
                                                                 For the Year Ended               For the Year Ended
                                                                      July 31,                          July 31,
                    Increase (Decrease) in Net Assets:         1996              1995            1996            1995
Operations:         Investment income--net               $    365,818      $    441,857     $    671,149    $    634,544
                    Realized gain (loss) on
                    investments--net                          (12,586)         (190,903)          27,501        (166,770)
                    Change in unrealized appreciation/
                    depreciation on investments--net          (41,469)          328,757          (22,206)         337,132
                                                         ------------      ------------     ------------    ------------
                    Net increase in net assets
                    resulting from operations                 311,763           579,711          676,444         804,906
                                                         ------------      ------------     ------------    ------------

Dividends &         Investment income--net:
Distributions to      Class A                                (107,284)         (147,854)        (174,431)       (247,259)
Shareholders          Class B                                (241,855)         (287,858)        (381,150)       (370,411)
(Note 1f):            Class C                                  (4,447)             (761)          (5,588)           (219)
                      Class D                                 (12,232)           (5,384)        (109,980)        (16,655)
                                                         ------------      ------------     ------------    ------------
                    Net decrease in net assets
                    resulting from dividends to
                    shareholders                             (365,818)         (441,857)        (671,149)       (634,544)
                                                         ------------      ------------     ------------    ------------

Beneficial Interest Net increase (decrease) in net
Transactions        assets derived from beneficial
(Note 4):           interest transactions                  (1,750,465)       (3,524,093)        1,937,339         774,385
                                                         ------------      ------------     ------------    ------------

Net Assets:         Total increase (decrease) in
                    net assets                             (1,804,520)       (3,386,239)       1,942,634         944,747
                    Beginning of year                      10,431,607        13,817,846       15,977,490      15,032,743
                                                         ------------      ------------     ------------    ------------
                    End of year                          $  8,627,087      $ 10,431,607     $ 17,920,124    $ 15,977,490

                                                         ============      ============     ============    ============


                                                                                                     Pennsylvania
                                                                                                   Limited Maturity
                                                                                                  For the Year Ended
                                                                                                       July 31,
                    Increase (Decrease) in Net Assets:                                           1996            1995
Operations:         Investment income--net                                                  $    320,744    $    385,356
                    Realized gain (loss) on
                    investments--net                                                                 364         (38,604)
                    Change in unrealized appreciation/
                    depreciation on investments--net                                              12,631         150,668
                                                                                            ------------    ------------
                    Net increase in net assets
                    resulting from operations                                                    333,739         497,420
                                                                                            ------------    ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                    (37,384)        (43,161)
Shareholders          Class B                                                                   (254,375)       (334,652)
(Note 1f):            Class C                                                                     (1,049)            (32)
                      Class D                                                                    (27,936)         (7,511)
                                                                                            ------------    ------------


                    Net decrease in net assets
                    resulting from dividends to
                    shareholders.                                                               (320,744)       (385,356)
                                                                                            ------------    ------------

Beneficial Interest Net increase (decrease) in net
Transactions        assets derived from beneficial
(Note 4):           interest transactions                                                        150,949      (1,893,824)
                                                                                            ------------    ------------

Net Assets:         Total increase (decrease) in
                    net assets                                                                   163,944      (1,781,760)
                    Beginning of year                                                          8,740,557      10,522,317
                                                                                            ------------    ------------
                    End of year                                                             $  8,904,501    $  8,740,557
                                                                                            ============    ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                               Arizona Limited Maturity


                                                                        Class A                        Class B
                    The following per share data                                 For the                        For the
                    and ratios have been derived from                            Period                         Period
                    information provided in the                  For the         Nov. 26,        For the        Nov. 26,
                    financial statements.                       Year Ended      1993++ to      Year Ended      1993++ to
                                                                 July 31,        July 31,        July 31,       July 31,
                    Increase (Decrease) in Net Asset Value:  1996        1995      1994      1996       1995      1994
Per Share           Net asset value, beginning of period    $ 10.17    $  9.97    $ 10.00   $ 10.16   $  9.97    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .41        .43        .23       .37       .39        .20
                    Realized and unrealized gain (loss)
                    on investments--net                        (.09)       .20       (.03)     (.08)      .19       (.03)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .32        .63        .20       .29       .58        .17
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.41)      (.43)      (.23)     (.37)     (.39)      (.20)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $ 10.08    $ 10.17    $  9.97   $ 10.08   $ 10.16    $  9.97
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        3.16%      6.47%      2.02%+++  2.88%     5.99%      1.78%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .74%       .35%       .02%*    1.09%      .72%       .38%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  2.27%      2.05%      1.82%*    2.61%     2.44%      2.18%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.01%      4.31%      3.37%*    3.65%     3.95%      3.02%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $   813    $ 1,054    $ 2,103   $ 2,885   $ 5,191    $ 5,575
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       43.53%    182.58%    142.37%    43.53%   182.58%    142.37%
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
                                                                               Arizona Limited Maturity


                                                                      Class C                           Class D

                    The following per share data and                            For the                          For the
                    ratios have been derived from             For the           Period          For the           Period
                    information provided in the                 Year            Oct. 21,         Year            Oct. 21,
                    financial statements.                      Ended           1994++ to         Ended          1994++ to
                                                              July 31,          July 31,        July 31,         July 31,
                    Increase (Decrease) in Net Asset Value:    1996               1995            1996             1995
Per Share           Net asset value, beginning of period     $  10.17          $   9.89         $  10.17        $   9.89
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net                        .37               .29              .40             .33
                    Realized and unrealized gain (loss)
                    on investments--net                          (.09)              .28             (.09)            .28
                                                             --------          --------         --------        --------
                    Total from investment operations              .28               .57              .31             .61
                                                             --------          --------         --------        --------
                    Less dividends from investment
                    income--net                                  (.37)             (.29)            (.40)           (.33)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $  10.08          $  10.17         $  10.08        $  10.17
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per share          2.78%             5.90%+++         3.05%           6.34%+++
Return:**                                                    ========          ========         ========        ========

Ratios to Average   Expenses, net of reimbursement              1.03%             1.05%*            .90%            .55%*
Net Assets:                                                  ========          ========         ========        ========
                    Expenses                                    2.80%             2.79%*           2.42%           2.39%*
                                                             ========          ========         ========        ========
                    Investment income--net                      3.86%             3.80%*           3.88%           4.31%*
                                                             ========          ========         ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $    135          $      1         $    619        $     19
                                                             ========          ========         ========        ========
                    Portfolio turnover                         43.53%           182.58%           43.53%         182.58%
                                                             ========          ========         ========        ========

                                                                               California Limited Maturity

                                                                         Class A                         Class B

                    The following per share data and                             For the                       For the
                    ratios have been derived from                                Period                        Period
                    information provided in the                   For the        Nov. 26,        For the       Nov. 26,
                    financial statements.                        Year Ended     1993++ to      Year Ended     1993++ to
                                                                  July 31,       July 31,        July 31,      July 31,
                    Increase (Decrease) in Net Asset Value:   1996       1995      1994       1996      1995      1994

Per Share           Net asset value, beginning of period    $  9.99    $  9.88    $ 10.00   $  9.99   $  9.88    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .39        .42        .24       .36       .39        .21
                    Realized and unrealized gain (loss)
                    on investments--net                         .06        .11       (.12)      .05       .11       (.12)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .45        .53        .12       .41       .50        .09
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.39)      (.42)      (.24)     (.36)     (.39)      (.21)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $ 10.05    $  9.99    $  9.88   $ 10.04   $  9.99    $  9.88
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        4.56%      5.60%      1.23%+++  4.08%     5.23%       .99%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .94%       .40%       .02%*    1.30%      .76%       .38%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  1.30%      1.44%      1.16%*    1.66%     1.80%      1.52%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    3.89%      4.36%      3.54%*    3.53%     4.00%      3.19%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 3,162    $ 3,527    $ 3,804   $ 9,919   $10,363    $11,430
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       11.09%    124.72%    130.10%    11.09%   124.72%    130.10%
                                                            =======    =======    =======   =======   =======    =======

                                                                               California Limited Maturity

                                                                      Class C                            Class D
                    The following per share data                                For the                          For the
                    and ratios have been derived from         For the            Period          For the          Period
                    information provided in the                 Year            Oct. 21,          Year           Oct. 21,
                    financial statements.                      Ended           1994++ to          Ended         1994++ to
                                                              July 31,          July 31,         July 31,        July 31,
                    Increase (Decrease) in Net Asset Value:     1996              1995             1996            1995
Per Share           Net asset value, beginning of period     $   9.99          $   9.76         $   9.99        $   9.76
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net                        .37               .31              .38             .33
                    Realized and unrealized gain on
                    investments--net                             .06               .23              .06             .23
                                                             --------          --------         --------        --------
                    Total from investment operations              .43               .54              .44             .56
                                                             --------          --------         --------        --------
                    Less dividends from investment

                    income--net                                  (.37)             (.31)            (.38)           (.33)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $  10.05          $   9.99         $  10.05        $   9.99
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per share          4.35%             5.60%+++         4.46%           5.85%+++
Return:**                                                    ========          ========         ========        ========

Ratios to Average   Expenses, net of reimbursement              1.14%              .82%*           1.06%            .66%*
Net Assets:                                                  ========          ========         ========        ========
                    Expenses                                    1.50%             1.98%*           1.40%           1.81%*
                                                             ========          ========         ========        ========
                    Investment income--net                      3.69%             4.04%*           3.77%           4.28%*
                                                             ========          ========         ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $     55          $     64         $  2,185        $  1,771
                                                             ========          ========         ========        ========
                    Portfolio turnover                         11.09%           124.72%           11.09%         124.72%
                                                             ========          ========         ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
                                                                                 Florida Limited Maturity

                                                                          Class A                        Class B

                    The following per share data and                              For the                       For the
                    ratios have been derived from                                  Period                        Period
                    information provided in the                   For the         Nov. 26,       For the        Nov. 26,
                    financial statements.                        Year Ended      1993++ to      Year Ended     1993++ to
                                                                  July 31,        July 31,       July 31,       July 31,
                    Increase (Decrease) in Net Asset Value:  1996        1995      1994      1996       1995      1994
Per Share           Net asset value, beginning of period    $ 10.02    $  9.87    $ 10.00   $ 10.02   $  9.88    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .40        .43        .24       .37       .40        .21
                    Realized and unrealized gain (loss)
                    on investments--net                        (.06)       .15       (.13)     (.06)      .14       (.12)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .34        .58        .11       .31       .54        .09
                                                            -------    -------    -------   -------   -------    -------

                    Less dividends from investment
                    income--net                                (.40)      (.43)      (.24)     (.37)     (.40)      (.21)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $  9.96    $ 10.02    $  9.87   $  9.96   $ 10.02    $  9.88
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        3.45%      6.05%      1.12%+++  3.08%     5.57%       .99%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .89%       .39%       .02%*    1.24%      .75%       .38%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                   .97%      1.03%       .86%*    1.32%     1.38%      1.23%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.01%      4.39%      3.54%*    3.66%     4.05%      3.19%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 7,874    $ 9,849    $14,868   $13,690   $16,213    $18,179
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       39.90%    138.97%    136.71%    39.90%   138.97%    136.71%
                                                            =======    =======    =======   =======   =======    =======

                                                                               Florida Limited Maturity

                                                                     Class C                           Class D

                    The following per share data and                           For the                          For the
                    ratios have been derived from            For the            Period         For the          Period
                    information provided in the               Year             Oct. 21,         Year            Oct. 21,
                    financial statements.                     Ended           1994++ to         Ended          1994++ to
                                                             July 31,          July 31,        July 31,         July 31,
                    Increase (Decrease) in Net Asset Value:    1996              1995            1996             1995
Per Share           Net asset value, beginning of period     $  10.01          $   9.76         $  10.01        $   9.76
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net         .              .36               .29              .39             .33
                    Realized and unrealized gain (loss)
                    on investments --net                         (.11)              .25             (.06)            .25
                                                             --------          --------         --------        --------
                    Total from investment operations              .25               .54              .33             .58
                                                             --------          --------         --------        --------
                    Less dividends from investment
                    income--net                                  (.36)             (.29)            (.39)           (.33)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $   9.90          $  10.01         $   9.95        $  10.01
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per share          2.48%             5.65%+++         3.35%           6.07%+++
Return:**                                                    ========          ========         ========        ========

Ratios to Average   Expenses, net of reimbursement              1.21%             1.09%*            .99%            .67%*
Net Assets:                                                  ========          ========         ========        ========

                    Expenses                                    1.23%             1.67%*           1.07%           1.19%*
                                                             ========          ========         ========        ========
                    Investment income--net                      3.75%             3.83%*           3.91%           4.23%*
                                                             ========          ========         ========        ========

                                     J-18

Supplemental        Net assets, end of period
Data:               (in thousands)                           $     52          $      1         $  6,406        $  7,210
                                                             ========          ========         ========        ========
                    Portfolio turnover                         39.90%           138.97%           39.90%         138.97%
                                                             ========          ========         ========        ========

                                                                               Massachusetts Limited Maturity

                                                                          Class A                        Class B

                    The following per share data and                            For the                         For the
                    ratios have been derived from                                Period                          Period
                    information provided in the                   For the       Nov. 26,         For the        Nov. 26,
                    financial statements.                        Year Ended    1993++ to        Year Ended     1993++ to
                                                                  July 31,       July 31,         July 31,      July 31,
                    Increase (Decrease) in Net Asset Value:   1996       1995      1994       1996      1995      1994
Per Share           Net asset value, beginning of period    $  9.96    $  9.95    $ 10.00   $  9.96   $  9.95    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .40        .44        .25       .37       .40        .22
                    Realized and unrealized gain (loss)
                    on investments--net                          --        .02       (.05)       --       .02       (.05)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .40        .46        .20       .37       .42        .17
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                   (.40)      (.44)      (.25)     (.37)     (.40)      (.22)
                      Realized gain on investments--net          --       (.01)        --        --      (.01)        --
                                                            -------    -------    -------   -------   -------    -------
                    Total dividends and distributions          (.40)      (.45)      (.25)     (.37)     (.41)      (.22)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $  9.96    $  9.96    $  9.95   $  9.96   $  9.96    $  9.95
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        4.08%      4.79%      2.01%+++  3.70%     4.41%      1.77%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .77%       .37%       .03%*    1.16%      .74%       .38%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  2.15%      1.71%      1.17%*    2.61%     2.08%      1.54%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.04%      4.45%      3.69%*    3.66%     4.08%      3.28%*
                                                            =======    =======    =======   =======   =======    =======


Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 1,719    $ 4,453    $ 8,097   $ 4,577   $ 4,800    $ 8,046
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       22.71%     89.96%     57.80%    22.71%    89.96%     57.80%
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

FINANCIAL HIGHLIGHTS (continued)
                                                                               Massachusetts Limited Maturity

                                                                       Class C                           Class D

                    The following per share data and                            For the                          For the
                    ratios have been derived from              For the           Period          For the         Period
                    information provided in the                 Year            Oct. 21,          Year           Oct. 21,
                    financial statements.                       Ended          1994++ to          Ended         1994++ to
                                                              July 31,         July 31,         July 31,        July 31,
                    Increase (Decrease) in Net Asset Value:     1996              1995             1996            1995
Per Share           Net asset value, beginning of period     $   9.96          $   9.82         $   9.96        $   9.82
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net                        .39               .33              .39             .34
                    Realized and unrealized gain (loss)
                    on investments--net                          (.01)              .15               --             .15
                                                             --------          --------         --------        --------
                    Total from investment operations              .38               .48              .39             .49
                                                             --------          --------         --------        --------
                    Less dividends and distributions:
                      Investment income--net                     (.39)             (.33)            (.39)           (.34)
                      Realized gain on investments
                      --net                                        --              (.01)              --            (.01)
                                                             --------          --------         --------        --------
                    Total dividends and distributions            (.39)             (.34)            (.39)           (.35)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $   9.95          $   9.96         $   9.96        $   9.96
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per
Return:**           share                                       3.81%             5.00%+++         3.97%           5.09%+++
                                                             ========          ========         ========        ========

Ratios to Average   Expenses, net of reimbursement               .94%              .67%*            .93%            .70%*

Net Assets:                                                  ========          ========         ========        ========
                    Expenses                                    2.37%             2.23%*           2.42%           2.31%*
                                                             ========          ========         ========        ========
                    Investment income--net                      3.88%             4.32%*           3.89%           4.21%*
                                                             ========          ========         ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $    210          $    413         $    890        $    253
                                                             ========          ========         ========        ========
                    Portfolio turnover                         22.71%            89.96%           22.71%          89.96%
                                                             ========          ========         ========        ========

                                                                               Michigan Limited Maturity

                                                                          Class A                        Class B

                    The following per share data and                             For the                       For the
                    ratios have been derived from                                 Period                        Period
                    information provided in the                   For the        Nov. 26,        For the       Nov. 26,
                    financial statements.                       Year Ended      1993++ to      Year Ended     1993++ to
                                                                  July 31,       July 31,        July 31,      July 31,
                    Increase (Decrease) in Net Asset Value:   1996       1995      1994       1996      1995      1994
Per Share           Net asset value, beginning of period    $  9.98    $  9.92    $ 10.00   $  9.98   $  9.92    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .41        .44        .24       .37       .40        .22
                    Realized and unrealized gain (loss)
                    on investments--net                        (.04)       .06       (.08)     (.04)      .06       (.08)
                                                            -------    -------   --------   -------   -------    -------
                    Total from investment operations            .37        .50        .16       .33       .46        .14
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.41)      (.44)      (.24)     (.37)     (.40)      (.22)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $  9.94    $  9.98    $  9.92   $  9.94   $  9.98    $  9.92
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        3.71%      5.16%      1.66%+++  3.32%     4.78%      1.42%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .74%       .27%       .02%*    1.10%      .65%       .38%*
Net Assets                                                  =======    =======    =======   =======   =======    =======
                    Expenses                                  2.78%      2.18%      2.01%*    3.14%     2.56%      2.38%*
                                                            =======    =======    =======   =======   =======    =======

                                     J-20

                    Investment income--net                    4.06%      4.42%      3.59%*    3.70%     4.09%      3.21%*
                                                            =======    =======    =======   =======   =======    =======


Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 1,641    $ 2,302    $ 3,435   $ 1,842   $ 2,494    $ 2,411
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       32.92%     93.08%    204.15%    32.92%    93.08%    204.15%
                                                            =======    =======    =======   =======   =======    =======

                                                                               Michigan Limited Maturity

                                                                       Class C                           Class D
                                                                                For the                          For the
                    The following per share data and ratios    For the          Period           For the         Period
                    have been derived from information           Year           Oct. 21,           Year          Oct. 21
                    provided in the financial statements.       Ended          1994++ to          Ended         1994++ to
                                                               July 31,         July 31,         July 31,        July 31,
                    Increase (Decrease) in Net Asset Value:     1996              1995             1996           1995
Per Share           Net asset value, beginning of period     $   9.98          $   9.76         $   9.97        $   9.76
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net         .              .36               .30              .40             .34
                    Realized and unrealized gain (loss)
                    on investments--net                          (.04)              .22             (.03)            .21
                                                             --------          --------         --------        --------
                    Total from investment operations              .32               .52              .37             .55
                                                             --------          --------         --------        --------
                    Less dividends from investment
                    income--net                                  (.36)             (.30)            (.40)           (.34)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $   9.94          $   9.98         $   9.94        $   9.97
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per share          3.20%             5.40%+++         3.71%           5.72%+++
Return:**                                                    ========          ========         ========        ========

Ratios to Average   Expenses, net of reimbursement              1.24%              .96%*            .87%            .44%*
Net Assets:                                                  ========          ========         ========        ========
                    Expenses                                    3.31%             2.90%*           3.06%           2.38%*
                                                             ========          ========         ========        ========
                    Investment income--net                      3.57%             3.80%*           3.94%           4.47%*
                                                             ========          ========         ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $      1          $      1         $    541        $    254
                                                             ========          ========         ========        ========
                    Portfolio turnover                         32.92%            93.08%           32.92%          93.08%
                                                             ========          ========         ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

FINANCIAL HIGHLIGHTS (continued)
                                                                               New Jersey Limited Maturity

                                                                         Class A                        Class B

                    The following per share data and                             For the                        For the
                    ratios have been derived from                                Period                         Period
                    information provided in the                  For the         Nov. 26,       For the         Nov. 26,
                    financial statements.                       Year Ended      1993++ to      Year Ended      1993++ to
                                                                  July 31,       July 31,        July 31,       July 31,
                    Increase (Decrease) in Net Asset Value:    1996      1995      1994      1996       1995      1994
Per Share           Net asset value, beginning of period    $ 10.15    $  9.94    $ 10.00   $ 10.16   $  9.95    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .41        .42        .23       .37       .38        .20
                    Realized and unrealized gain (loss)
                    on investments--net                        (.04)       .21       (.06)     (.05)      .21       (.05)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .37        .63        .17       .32       .59        .15
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.41)      (.42)      (.23)     (.37)     (.38)      (.20)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $ 10.11    $ 10.15    $  9.94   $ 10.11   $ 10.16    $  9.95
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        3.68%      6.45%      1.73%+++  3.21%     6.07%      1.59%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .76%       .34%       .03%*    1.10%      .73%       .38%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  1.78%      1.69%      1.14%*    2.12%     2.15%      1.52%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.02%      4.10%      3.45%*    3.67%     3.80%      3.04%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 2,663    $ 2,401    $ 5,933   $ 5,152   $ 7,593    $ 7,885
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                        6.57%    131.56%    205.04%     6.57%   131.56%    205.04%
                                                            =======    =======    =======   =======   =======    =======


                                                                               New Jersey Limited Maturity

                                                                      Class C                           Class D

                    The following per share data                                For the                          For the
                    and ratios have been derived              For the            Period         For the          Period
                    from information provided in the           Year             Oct. 21,         Year           Oct. 21,
                    financial statements.                      Ended           1994++ to         Ended         1994++ to
                                                              July 31,          July 31,        July 31,        July 31,
                    Increase (Decrease) in Net Asset Value:     1996              1995            1996             1995
Per Share           Net asset value, beginning of period     $   9.20          $   9.86         $  10.16        $   9.85
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net         .              .34               .26              .40             .32
                    Realized and unrealized gain (loss)
                    on investments--net                          (.04)             (.66)            (.05)            .31
                                                             --------          --------         --------        --------
                    Total from investment operations              .30              (.40)             .35             .63
                                                             --------          --------         --------        --------
                    Less dividends from investment
                    income--net                                  (.34)             (.26)            (.40)           (.32)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $   9.16          $   9.20         $  10.11        $  10.16
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per share          3.24%            (4.01%)+++        3.48%           6.51%+++
Return:**                                                    ========          ========         ========        ========

Ratios to Average   Expenses, net of reimbursement              1.00%              .55%*            .84%            .62%*
Net Assets:                                                  ========          ========         ========        ========
                    Expenses                                    2.04%             2.22%*           1.86%           2.07%*
                                                             ========          ========         ========        ========
                    Investment income--net                      3.82%             4.06%*           3.93%           4.17%*
                                                             ========          ========         ========        ========

                                     J-22

Supplemental        Net assets, end of period
Data:               (in thousands)                           $    272          $      1         $    540        $    437
                                                             ========          ========         ========        ========
                    Portfolio turnover                          6.57%           131.56%            6.57%         131.56%
                                                             ========          ========         ========        ========

                                                                                New York Limited Maturity

                                                                           Class A                      Class B

                                                                                 For the                        For the
                    The following per share data and ratios                      Period                          Period
                    have been derived from information           For the         Nov. 26,       For the         Nov. 26,
                    provided in the financial statements.      Year Ended       1993++ to      Year Ended      1993++ to

                                                                 July 31,        July 31,        July 31,       July 31,
                    Increase (Decrease) in Net Asset Value:  1996        1995      1994      1996       1995      1994
Per Share           Net asset value, beginning of period    $ 10.05    $  9.91    $ 10.00   $ 10.05   $  9.91    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .43        .44        .25       .40       .41        .22
                    Realized and unrealized gain (loss)
                    on investments--net                         .01        .14       (.09)      .01       .14       (.09)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .44        .58        .16       .41       .55        .13
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.43)      (.44)      (.25)     (.40)     (.41)      (.22)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $ 10.06    $ 10.05    $  9.91   $ 10.06   $ 10.05    $  9.91
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        4.46%      6.03%      1.61%+++  4.08%     5.66%      1.37%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .50%       .33%       .03%*     .87%      .69%       .38%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  1.38%      1.30%      1.24%*    1.75%     1.65%      1.60%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.28%      4.49%      3.68%*    3.91%     4.11%      3.31%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 3,723    $ 4,811    $ 5,290   $10,071   $ 8,822    $ 9,743
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       51.47%    139.16%    152.73%    51.47%   139.16%    152.73%
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

FINANCIAL HIGHLIGHTS (concluded)
                                                                               New York Limited Maturity

                                                                      Class C                            Class D

                    The following per share data and                             For the                         For the
                    ratios have been derived from             For the             Period         For the          Period
                    information provided in the financial      Year              Oct. 21,         Year           Oct. 21,

                    statements.                                Ended            1994++ to        Ended          1994++ to
                                                              July 31,           July 31,       July 31,         July 31,
                    Increase (Decrease) in Net Asset Value:    1996               1995            1996             1995
Per Share           Net asset value, beginning of period     $  10.05          $   9.78         $  10.05        $   9.78
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net         .              .42               .30              .42             .34
                    Realized and unrealized gain on
                    investments--net                              .01               .27              .01             .27
                                                             --------          --------         --------        --------
                    Total from investment operations              .43               .57              .43             .61
                                                             --------          --------         --------        --------
                    Less dividends from investment
                    income--net                                  (.42)             (.30)            (.42)           (.34)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $  10.06          $  10.05         $  10.06        $  10.05
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per share          4.28%             5.97%+++         4.35%           6.37%+++
Return:**                                                    ========          ========         ========        ========


Ratios to Average   Expenses, net of reimbursement               .71%              .63%*            .62%            .48%*
Net Assets:                                                  ========          ========         ========        ========
                    Expenses                                    1.59%             1.63%*           1.49%           1.48%*
                                                             ========          ========         ========        ========
                    Investment income--net                      4.06%             4.21%*           4.16%           4.47%*
                                                             ========          ========         ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $    214          $     38         $  3,912        $  2,306
                                                             ========          ========         ========        ========
                    Portfolio turnover                         51.47%           139.16%           51.47%         139.16%
                                                             ========          ========         ========        ========

                                                                               Pennsylvania Limited Maturity
                                                                         Class A                        Class B

                    The following per share data and                              For the                       For the
                    ratios have been derived from                                 Period                        Period
                    information provided in the                  For the          Nov. 26,      For the         Nov. 26,
                    financial statements.                       Year Ended       1993++ to     Year Ended      1993++ to
                                                                 July 31,         July 31,       July 31,       July 31,
                    Increase (Decrease) in Net Asset Value:  1996        1995      1994      1996       1995      1994
Per Share           Net asset value, beginning of period    $ 10.10    $  9.95    $ 10.00   $ 10.10   $  9.95    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .41        .42        .23       .37       .39        .21
                    Realized and unrealized gain (loss)
                    on investments--net                         .01        .15       (.05)      .01       .15       (.05)
                                                            -------    -------    -------   -------   -------    -------

                    Total from investment operations            .42        .57        .18       .38       .54        .16
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.41)      (.42)      (.23)     (.37)     (.39)      (.21)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $ 10.11    $ 10.10    $  9.95   $ 10.11   $ 10.10    $  9.95
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        4.18%      5.89%      1.85%+++  3.80%     5.51%      1.61%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .80%       .38%       .02%*    1.15%      .73%       .38%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  1.63%      1.90%      1.48%*    1.99%     2.25%      1.83%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.01%      4.25%      3.46%*    3.65%     3.87%      3.05%*
                                                            =======    =======    =======   =======   =======    =======


Supplemental        Net assets, end of period
Data:               (in thousands)                          $   833    $   943    $   990   $ 6,264   $ 7,414    $ 9,532
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       30.90%    141.52%    237.47%    30.90%   141.52%    237.47%
                                                            =======    =======    =======   =======   =======    =======

                                                                               Pennsylvania Limited Maturity

                                                                      Class C                            Class D
                                                                                For the                          For the
                    The following per share data and ratios   For the           Period           For the         Period
                    have been derived from information          Year            Oct. 21,          Year           Oct. 21
                    provided in the financial statements       Ended           1994++ to         Ended          1994++ to
                                                              July 31,          July 31,        July 31,         July 31,
                    Increase (Decrease) in Net Asset Value:    1996               1995            1996             1995
Per Share           Net asset value, beginning of period     $  10.10          $   9.84         $  10.10        $   9.84
Operating                                                    --------          --------         --------        --------
Performance:        Investment income--net         .              .38               .29              .40             .33
                    Realized and unrealized gain on
                    investments--net                              .05               .26              .01             .26
                                                             --------          --------         --------        --------
                    Total from investment operations              .43               .55              .41             .59
                                                             --------          --------         --------        --------
                    Less dividends from investment
                    income--net                                  (.38)             (.29)            (.40)           (.33)
                                                             --------          --------         --------        --------
                    Net asset value, end of period           $  10.15          $  10.10         $  10.11        $  10.10
                                                             ========          ========         ========        ========

Total Investment    Based on net asset value per share          4.28%             5.68%+++         4.07%           6.10%+++

Return:**                                                    ========          ========         ========        ========

Ratios to Average   Expenses, net of reimbursement               .97%             1.05%*            .96%            .57%*
Net Assets:                                                  ========          ========         ========        ========
                    Expenses                                    1.83%             2.55%*           1.71%           2.08%*
                                                             ========          ========         ========        ========
                    Investment income--net                      3.84%             3.77%*           3.84%           4.30%*
                                                             ========          ========         ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $      1          $      1         $  1,807        $    382
                                                             ========          ========         ========        ========
                    Portfolio turnover                         30.90%           141.52%           30.90%         141.52%
                                                             ========          ========         ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company consisting of eight separate series:
Merrill Lynch Arizona Limited Maturity Municipal Bond Fund, Merrill Lynch California Limited Maturity Municipal Bond Fund, Merrill Lynch Florida Limited Maturity Municipal Bond Fund, Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund, Merrill Lynch Michigan Limited Maturity Municipal Bond Fund, Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund, Merrill Lynch New York Limited Maturity Municipal Bond Fund, and Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund. Each series of the Trust is referred to herein as a "Fund." The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Funds invest are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Financial futures contracts--The Funds may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates: The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at the annual rate of 0.35% of each Fund's average daily net assets. The Investment Advisory Agreement obligates FAM to reimburse each Fund to the extent each Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse each Fund is limited to the amount of the management fee. No fee payment will be made during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

For the year ended July 31, 1996, FAM had voluntarily waived management fees and reimbursed each Fund for additional expenses as follows:

                              Arizona      California    Florida
                              Limited       Limited      Limited
                              Maturity      Maturity     Maturity

Management fee                $21,459        $54,033     $24,123
Additional expenses            72,197            464          --



                           Massachusetts    Michigan     New Jersey
                              Limited       Limited       Limited
                              Maturity      Maturity      Maturity

Management fee                $30,736        $16,413      $33,770
Additional expenses            95,278         80,119       64,944



                             New York        Pennsylvania
                         Limited Maturity  Limited Maturity

Management fee                $57,995        $30,196
Additional expenses            88,295         41,308


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees for the year ended July 31, 1996. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                   Account Maintenance Fee  Distribution Fee

Class B                    0.15%                   0.20%
Class C                    0.15%                   0.20%
Class D                    0.10%                     --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


For the year ended July 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                     Arizona       California    Florida      Massachusetts
                     Limited        Limited      Limited        Limited
                     Maturity       Maturity     Maturity       Maturity

Class A:

MLFD                  $ 17         $   67       $   22          $   93
MLPF&S                 446            513          475             871

Class D:

MLFD                  $ 14         $  299       $  373          $  298
MLPF&S                 227          2,849        2,570           3,089


                    Michigan      New Jersey    New York      Pennsylvania
                    Limited        Limited      Limited         Limited
                    Maturity       Maturity     Maturity        Maturity

Class A:

MLFD                  $  4         $    2       $    1              --
MLPF&S                  98            237           33            $  5

Class D:

MLFD                  $ 59         $   31       $  476            $ 14
MLPF&S                 420          1,097        4,314             519


MLPF&S received contingent deferred sales charges relating to transactions in Class B Shares of beneficial interest as follows:



                                                     Class B
                                                      Shares

Arizona Limited Maturity                             $10,222
California Limited Maturity                            3,456
Florida Limited Maturity                              18,456
Massachusetts Limited Maturity                         4,849
Michigan Limited Maturity                              6,724
New Jersey Limited Maturity                            8,141
New York Limited Maturity                              6,475

Pennsylvania Limited Maturity                          3,775


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLPF&S, MLFD, MLFDS, and/or ML & Co.

3. Investments: Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1996 were as follows:




                                    Purchases       Sales

Arizona Limited Maturity          $ 1,965,889    $ 2,436,738
California Limited Maturity         3,066,927      1,317,493
Florida Limited Maturity           10,307,012     10,835,712
Massachusetts Limited Maturity      1,610,060      3,817,465
Michigan Limited Maturity           1,291,375      1,370,658
New Jersey Limited Maturity           452,439        647,468
New York Limited Maturity          10,824,437      6,698,374
Pennsylvania Limited Maturity       2,033,165      2,014,355

Net realized and unrealized gains (losses) as of July 31, 1996 were as follows:


                                     Realized     Unrealized
Arizona Limited Maturity          Gains (Losses)    Gains

Long-term investments               $   1,540      $ 144,631
Short-term investments                     11             --
Financial futures contracts            (2,242)            --
                                    ---------      ---------
Total                               $    (691)     $ 144,631
                                    =========      =========

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

                                     Realized     Unrealized
California Limited Maturity       Gains (Losses)    Gains

Long-term investments               $ (10,233)     $ 557,847

Short-term investments                    960             --
Financial futures contracts            (5,233)            --
                                    ---------      ---------
Total                               $ (14,506)     $ 557,847
                                    =========      =========

                                     Realized     Unrealized
Florida Limited Maturity          Gains (Losses)    Gains

Long-term investments               $   9,277      $ 597,062
Short-term investments                    658              9
Financial futures contracts           (11,213)            --
                                    ---------      ---------
Total                               $  (1,278)     $ 597,071
                                    =========      =========

                                     Realized     Unrealized
Massachusetts Limited Maturity    Gains (Losses)    Gains

Long-term investments               $  21,469      $ 179,504
Financial futures contracts            (3,250)            --
                                    ---------      ---------
Total                               $  18,219      $ 179,504
                                    =========      =========

                                     Realized     Unrealized
Michigan Limited Maturity         Gains (Losses)    Gains

Long-term investments               $   9,749      $ 124,657
Short-term investments                  1,954             --
Financial futures contracts            (1,620)            --
                                    ---------      ---------
Total                               $  10,083      $ 124,657
                                    =========      =========

                                     Realized     Unrealized
New Jersey Limited Maturity       Gains (Losses)    Gains

Long-term investments               $  (9,159)     $ 291,589
Short-term investments                    218             --
Financial futures contracts            (3,645)            --
                                    ---------      ---------
Total                               $ (12,586)     $ 291,589
                                    =========      =========

                                     Realized     Unrealized
New York Limited Maturity         Gains (Losses)    Gains

Long-term investments               $  33,981      $ 324,626
Financial futures contracts            (6,480)            --
                                    ---------      ---------
Total                               $  27,501      $ 324,626
                                    =========      =========


                                     Realized     Unrealized
Pennsylvania Limited Maturity     Gains (Losses)    Gains

Long-term investments               $   3,604      $ 160,822
Financial futures contracts            (3,240)            --
                                    ---------      ---------
Total                               $     364      $ 160,822
                                    =========      =========



As of July 31, 1996, net unrealized appreciation and the aggregate cost of investments for Federal income tax purposes were as follows:

Limited             Gross           Gross          Net         Aggregate
Maturity          Unrealized      Unrealized    Unrealized      Cost of
Fund             Appreciation    Depreciation  Appreciation   Investments

Arizona           $144,631             --        $144,631    $ 3,992,244
California         535,204             --         535,204     14,560,877
Florida            618,787      $ (21,716)        597,071     26,691,374
Massachusetts      183,699         (4,195)        179,504      7,011,474
Michigan           109,879           (101)        109,778      3,785,548
New Jersey         291,589             --         291,589      8,321,598
New York           324,626             --         324,626     17,665,641
Pennsylvania       161,811           (989)        160,822      8,237,456


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions for the years ended July 31, 1996 and July 31, 1995 were as follows:

Increase (Decrease) in                  For the Year Ended July 31,
Beneficial Interest Transactions           1996            1995

Arizona Limited Maturity             $ (1,767,011)    $ (1,547,482)
California Limited Maturity              (491,496)         354,485
Florida Limited Maturity               (5,075,030)        (187,273)
Massachusetts Limited Maturity         (2,526,578)      (6,114,591)
Michigan Limited Maturity              (1,013,383)        (811,255)
New Jersey Limited Maturity            (1,750,465)      (3,524,093)
New York Limited Maturity               1,937,339          774,385
Pennsylvania Limited Maturity             150,949       (1,893,824)


Transactions in shares of beneficial interest for each class were as follows:

Arizona Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                             5,200    $    52,303

Shares issued to shareholders in
reinvestment of dividends               1,441         14,637
                                  -----------    -----------
Total issued                            6,641         66,940
Shares redeemed                       (29,641)      (304,005)
                                  -----------    -----------
Net decrease                          (23,000)   $  (237,065)
                                  ===========    ===========

Arizona Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                            34,228    $   339,577
Shares issued to shareholders in
reinvestment of dividends               3,317         33,017
                                  -----------    -----------
Total issued                           37,545        372,594
Shares redeemed                      (144,716)    (1,448,887)
                                  -----------    -----------
Net decrease                         (107,171)   $(1,076,293)
                                  ===========    ===========

Arizona Limited Maturity

Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            43,937    $   449,980
Shares issued to shareholders in
reinvestment of dividends               7,003         66,184
                                  -----------    -----------
Total issued                           50,940        516,164
Shares redeemed                      (275,350)    (2,797,058)
                                  -----------    -----------
Net decrease                         (224,410)   $(2,280,894)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           327,604    $ 3,257,316
Shares issued to shareholders in
reinvestment of dividends              10,498        104,547
                                  -----------    -----------
Total issued                          338,102      3,361,863
Shares redeemed                      (386,410)    (3,852,363)
                                  -----------    -----------
Net decrease                          (48,308)   $  (490,500)

                                  ===========    ===========

Arizona Limited Maturity

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            13,124    $   132,973
Shares issued to shareholders in
reinvestment of dividends                 162          1,633
                                  -----------    -----------
Total issued                           13,286        134,606
Shares redeemed                            (4)           (41)
                                  -----------    -----------
Net increase                           13,282    $   134,565
                                  ===========    ===========

Class C Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                               110    $     1,091
Shares issued to shareholders in
reinvestment of dividends                   3             29
                                  -----------    -----------
Net increase                              113    $     1,120
                                  ===========    ===========

++Commencement of Operations.


Arizona Limited Maturity

Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           104,371    $ 1,066,013
Shares issued to shareholders in
reinvestment of dividends               2,220         22,565
                                  -----------    -----------
Total issued                          106,591      1,088,578
Shares redeemed                       (47,001)      (472,195)
                                  -----------    -----------
Net increase                           59,590    $   616,383
                                  ===========    ===========

Class D Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                             1,801    $    17,929
Shares issued to shareholders in
reinvestment of dividends                  26            262
                                  -----------    -----------
Net increase                            1,827    $    18,191
                                  ===========    ===========


++Commencement of Operations.


California Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                             8,087    $    80,919
Shares issued to shareholders in
reinvestment of dividends               3,445         34,639
                                  -----------    -----------
Total issued                           11,532        115,558
Shares redeemed                       (49,796)      (500,770)
                                  -----------    -----------
Net decrease                          (38,264)   $  (385,212)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                            81,782    $   801,557
Shares issued to shareholders in
reinvestment of dividends               4,844         47,495
                                  -----------    -----------
Total issued                           86,626        849,052
Shares redeemed                      (118,656)    (1,147,698)
                                  -----------    -----------
Net decrease                         (32,030)    $  (298,646)
                                  ===========    ===========

California Limited Maturity

Class B Shares for the Year                         Dollar

Ended July 31, 1996                   Shares        Amount
Shares sold                           210,376    $ 2,110,120
Shares issued to shareholders in
reinvestment of dividends              15,717        158,020
                                  -----------    -----------
Total issued                          226,093      2,268,140
Automatic conversion of shares         (7,895)       (80,134)
Shares redeemed                      (267,935)    (2,686,717)
                                  -----------    -----------
Net decrease                          (49,737)   $  (498,711)
                                  ===========    ===========

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

California Limited Maturity

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           275,065    $ 2,701,344
Shares issued to shareholders in
reinvestment of dividends              19,605        192,424
                                  -----------    -----------
Total issued                          294,670      2,893,768
Shares redeemed                      (414,211)    (4,043,475)
                                  -----------    -----------
Net decrease                         (119,541)   $(1,149,707)
                                  ===========    ===========

California Limited Maturity

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                                24    $       250
Shares issued to shareholders in
reinvestment of dividends                   8             78
                                  -----------    -----------
Total issued                               32            328
Shares redeemed                          (983)        (9,913)
                                  -----------    -----------
Net decrease                             (951)   $    (9,585)
                                  ===========    ===========

Class C Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                             6,910    $    68,864
Shares issued to shareholders in
reinvestment of dividends                  26            260
                                  -----------    -----------
Total issued                            6,936         69,124
Shares redeemed                          (499)        (4,971)
                                  -----------    -----------
Net increase                            6,437    $    64,153
                                  ===========    ===========

++Commencement of Operations.


California Limited Maturity

Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           105,834    $ 1,060,270
Automatic conversion of shares          7,895         80,134

Shares issued to shareholders in
reinvestment of dividends               1,093         10,986
                                  -----------    -----------
Total issued                          114,822      1,151,390
Shares redeemed                       (74,548)      (749,378)
                                  -----------    -----------
Net increase                           40,274    $   402,012
                                  ===========    ===========

Class D Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                           299,589    $ 2,938,426
Shares issued to shareholders in
reinvestment of dividends                 404          4,019
                                  -----------    -----------
Total issued                          299,993      2,942,445
Shares redeemed                      (122,736)    (1,203,760)
                                  -----------    -----------
Net increase                          177,257    $ 1,738,685
                                  ===========    ===========

++Commencement of Operations.


Florida Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            91,796    $   926,979
Shares issued to shareholders in
reinvestment of dividends              11,780        118,180
                                  -----------    -----------
Total issued                          103,576      1,045,159
Shares redeemed                      (296,045)    (2,960,805)
                                  -----------    -----------
Net decrease                         (192,469)   $(1,915,646)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           189,974    $ 1,875,261
Shares issued to shareholders in
reinvestment of dividends              24,282        237,815
                                  -----------    -----------
Total issued                          214,256      2,113,076
Shares redeemed                      (736,537)    (7,241,200)
                                  -----------    -----------
Net decrease                         (522,281)   $(5,128,124)
                                  ===========    ===========

Florida Limited Maturity


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           374,709    $ 3,773,344
Shares issued to shareholders in
reinvestment of dividends              28,155        282,558
                                  -----------    -----------
Total issued                          402,864      4,055,902
Shares redeemed                      (646,498)    (6,500,752)
                                  -----------    -----------
Net decrease                         (243,634)   $(2,444,850)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,210,069    $11,716,749
Shares issued to shareholders in
reinvestment of dividends              40,299        395,075
                                  -----------    -----------
Total issued                        1,250,368     12,111,824
Shares redeemed                    (1,472,459)   (14,333,879)
                                  -----------    -----------
Net decrease                         (222,091)   $(2,222,055)
                                  ===========    ===========



Florida Limited Maturity

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                             6,623    $    65,559
Shares issued to shareholders in
reinvestment of dividends                   4             41
                                  -----------    -----------
Total issued                            6,627         65,600
Shares redeemed                        (1,536)       (15,483)
                                  -----------    -----------
Net increase                            5,091    $    50,117
                                  ===========    ===========

Florida Limited Maturity

Class C Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount


Shares sold                               110    $     1,074
Shares issued to shareholders in
reinvestment of dividends                   3             31
                                  -----------    -----------
Net increase                              113    $     1,105
                                  ===========    ===========

++Commencement of Operations.


Florida Limited Maturity

Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           316,584    $ 3,192,506
Shares issued to shareholders in
reinvestment of dividends               4,342         43,518
                                  -----------    -----------
Total issued                          320,926      3,236,024
Shares redeemed                      (397,363)    (4,000,675)
                                  -----------    -----------
Net decrease                          (76,437)   $  (764,651)
                                  ===========    ===========

Class D Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                           835,832    $ 8,301,886
Shares issued to shareholders in
reinvestment of dividends               1,523         15,096
                                  -----------    -----------
Total issued                          837,355      8,316,982
Shares redeemed                      (117,154)    (1,155,181)
                                  -----------    -----------
Net increase                          720,201    $ 7,161,801
                                  ===========    ===========

++Commencement of Operations.


Massachusetts Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            22,851    $   226,189
Shares issued to shareholders in
reinvestment of dividends               7,410         74,223
                                  -----------    -----------
Total issued                           30,261        300,412
Shares redeemed                      (304,602)    (3,055,529)
                                  -----------    -----------
Net decrease                         (274,341)   $(2,755,117)

                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           113,925    $ 1,124,479
Shares issued to shareholders in
reinvestment of dividends &
distributions                          18,553        182,392
                                  -----------    -----------
Total issued                          132,478      1,306,871
Shares redeemed                      (499,178)    (4,904,822)
                                  -----------    -----------
Net decrease                         (366,700)   $(3,597,951)
                                  ===========    ===========


Massachusetts Limited Maturity

Class B Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           163,902    $ 1,649,909
Shares issued to shareholders in
reinvestment of dividends               9,837         98,401
                                  -----------    -----------
Total issued                          173,739      1,748,310
Shares redeemed                      (195,993)    (1,955,850)
                                  -----------    -----------
Net decrease                          (22,254)   $  (207,540)
                                  ===========    ===========

Class B Shares for the
Year Ended                                          Dollar
July 31, 1995                         Shares        Amount

Shares sold                           144,229    $ 1,416,046
Shares issued to shareholders in
reinvestment of dividends &
distributions                          12,243        120,528
                                  -----------    -----------
Total issued                          156,472      1,536,574
Shares redeemed                      (483,231)    (4,711,225)
                                  -----------    -----------
Net decrease                         (326,759)   $(3,174,651)
                                  ===========    ===========


Massachusetts Limited Maturity

Class C Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount


Shares issued to shareholders in
reinvestment of dividends               1,201    $    12,027
Shares redeemed                       (21,496)      (212,811)
                                  -----------    -----------
Net decrease                          (20,295)   $  (200,784)
                                  ===========    ===========

Class C Shares for the
Period October 21, 1994++ to                        Dollar
July 31, 1995                         Shares        Amount

Shares sold                            61,378    $   600,360
Shares issued to shareholders in
reinvestment of dividends &
distributions                             667          6,580
                                  -----------    -----------
Total issued                           62,045        606,940
Shares redeemed                       (20,616)      (199,766)
                                  -----------    -----------
Net increase                           41,429    $   407,174
                                  ===========    ===========

++Commencement of Operations.



Massachusetts Limited Maturity


Class D Shares for the
Year Ended                                          Dollar

July 31, 1996                         Shares        Amount
Shares sold                           101,394    $ 1,009,332
Shares issued to shareholders in
reinvestment of dividends               1,553         15,510
                                  -----------    -----------
Total issued                          102,947      1,024,842
Shares redeemed                       (38,979)      (387,979)
                                  -----------    -----------
Net increase                           63,968    $   636,863
                                  ===========    ===========

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

Massachusetts Limited Maturity

Class D Shares for the Period                       Dollar

October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                            32,116    $   317,241
Shares issued to shareholders in
reinvestment of dividends &
distributions                             123          1,219
                                  -----------    -----------
Total issued                           32,239        318,460
Shares redeemed                        (6,870)       (67,623)
                                  -----------    -----------
Net increase                           25,369    $   250,837
                                  ===========    ===========

++Commencement of Operations.

Michigan Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            40,664    $   405,188
Shares issued to shareholders in
reinvestment of dividends               1,529         15,293
                                  -----------    -----------
Total issued                           42,193        420,481
Shares redeemed                      (107,949)    (1,077,796)
                                  -----------    -----------
Net decrease                          (65,756)   $  (657,315)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                            28,337    $   279,211
Shares issued to shareholders in
reinvestment of dividends               3,430         33,654
                                  -----------    -----------
Total issued                           31,767        312,865
Shares redeemed                      (147,187)    (1,432,908)
                                  -----------    -----------
Net decrease                         (115,420)   $(1,120,043)
                                  ===========    ===========


Michigan Limited Maturity

Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            36,451    $   365,718
Shares issued to shareholders in
reinvestment of dividends               5,013         50,143
                                  -----------    -----------
Total issued                           41,464        415,861

Shares redeemed                      (106,251)    (1,063,510)
                                  -----------    -----------
Net decrease                          (64,787)   $  (647,649)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           116,190    $ 1,105,484
Shares issued to shareholders in
reinvestment of dividends               6,029         83,311
                                  -----------    -----------
Total issued                          122,219      1,188,795
Shares redeemed                      (115,161)    (1,122,677)
                                  -----------    -----------
Net increase                            7,058    $    66,118
                                  ===========    ===========


Michigan Limited Maturity

Class C Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares issued to shareholders in
reinvestment of dividends                   4    $        41
                                  -----------    -----------
Net increase                                4    $        41
                                  ===========    ===========

Class C Shares for the
Period October 21, 1994++ to                        Dollar
July 31, 1995                         Shares        Amount

Shares sold                               110    $     1,073
Shares issued to shareholders in
reinvestment of dividends                   3             32
                                  -----------    -----------
Net increase                              113    $     1,105
                                  ===========    ===========

++Commencement of Operations.



Michigan Limited Maturity

Class D Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                            29,731    $   298,909
Shares issued to shareholders in

reinvestment of dividends               1,126         11,245
                                  -----------    -----------
Total issued                           30,857        310,154
Shares redeemed                        (1,878)       (18,614)
                                  -----------    -----------
Net increase                           28,979    $   291,540
                                  ===========    ===========

Class D Shares for the
Period October 21, 1994++ to                        Dollar
July 31, 1995                         Shares        Amount

Shares sold                            64,155    $   622,185
Shares issued to shareholders in
reinvestment of dividends                 689          6,780
                                  -----------    -----------
Total issued                           64,844        628,965
Shares redeemed                       (39,359)      (387,400)
                                  -----------    -----------
Net increase                           25,485    $   241,565
                                  ===========    ===========

++Commencement of Operations.


New Jersey Limited Maturity

Class A Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           102,101    $ 1,042,636
Shares issued to shareholders in
reinvestment of dividends               8,892         90,367
                                  -----------    -----------
Total issued                          110,993      1,133,003
Shares redeemed                       (83,997)      (856,193)
                                  -----------    -----------
Net increase                           26,996    $   276,810
                                  ===========    ===========

New Jersey Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           147,003    $ 1,452,568
Shares issued to shareholders in
reinvestment of dividends               6,968         69,363
                                  -----------    -----------

Total issued                          153,971      1,521,931
Shares redeemed                      (514,441)    (5,055,460)
                                  -----------    -----------
Net decrease                         (360,470)   $(3,533,529)
                                  ===========    ===========


New Jersey Limited Maturity

Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           107,343   $  1,095,824
Shares issued to shareholders in
reinvestment of dividends              14,061        143,043
                                  -----------    -----------
Total issued                          121,404      1,238,867
Shares redeemed                      (359,338)    (3,646,563)
                                  -----------    -----------
Net decrease                         (237,934)   $(2,407,696)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           318,885    $ 3,174,748
Shares issued to shareholders in
reinvestment of dividends              18,151        180,493
                                  -----------    -----------
Total issued                          337,036      3,355,241
Shares redeemed                      (382,526)    (3,775,067)
                                  -----------    -----------
Net decrease                          (45,490)   $  (419,826)
                                  ===========    ===========


New Jersey Limited Maturity

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount


Shares sold                            29,124    $   272,904
Shares issued to shareholders in
reinvestment of dividends                 459          4,199
                                  -----------    -----------
Net increase                           29,583    $   277,103
                                  ===========    ===========

Class C Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                            65,242    $   620,177
Shares issued to shareholders in

reinvestment of dividends                  67            621
                                  -----------    -----------
Total issued                           65,309        620,798
Shares redeemed                       (65,196)      (622,061)
                                  -----------    -----------
Net increase (decrease)                   113    $    (1,263)
                                  ===========    ===========

++Commencement of Operations.


New Jersey Limited Maturity

Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            47,184    $   477,087
Shares issued to shareholders in
reinvestment of dividends                 728          7,411
                                  -----------    -----------
Total issued                           47,912        484,498
Shares redeemed                       (37,500)      (381,180)
                                  -----------    -----------
Net increase                           10,412    $   103,318
                                  ===========    ===========

Class D Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                            69,049    $   691,844
Shares issued to shareholders in
reinvestment of dividends                 348          3,514
                                  -----------    -----------
Total issued                           69,397        695,358
Shares redeemed                       (26,375)      (264,833)
                                  -----------    -----------
Net increase                           43,022    $   430,525
                                  ===========    ===========

++Commencement of Operations.


New York Limited Maturity

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            44,189    $   446,602
Shares issued to shareholders in
reinvestment of dividends              11,547        116,691
                                  -----------    -----------
Total issued                           55,736        563,293
Shares redeemed                      (164,328)    (1,659,912)
                                  -----------    -----------

Net decrease                         (108,592)   $(1,096,619)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           189,338    $ 1,861,355
Shares issued to shareholders in
reinvestment of dividends              16,001        157,598
                                  -----------    -----------
Total issued                          205,339      2,018,953
Shares redeemed                      (260,265)    (2,576,091)
                                  -----------    -----------
Net decrease                          (54,926)   $  (557,138)
                                  ===========    ===========


New York Limited Maturity

Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           465,594    $ 4,716,623
Shares issued to shareholders in
reinvestment of dividends              17,959        181,459
                                  -----------    -----------
Total issued                          483,553      4,898,082
Automatic conversion of shares         (3,459)       (34,832)
Shares redeemed                      (356,773)    (3,612,208)
                                  -----------    -----------
Net increase                          123,321    $ 1,251,042
                                  ===========    ===========

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL TRUST, JULY 31, 1996

NOTES TO FINANCIAL STATEMENTS (concluded)

New York Limited Maturity

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           331,365   $  3,261,544
Shares issued to shareholders in
reinvestment of dividends              18,265        180,012
                                  -----------    -----------
Total issued                          349,630      3,441,556
Shares redeemed                      (454,750)    (4,436,666)
                                  -----------    -----------
Net decrease                         (105,120)   $  (995,110)
                                  ===========    ===========



New York Limited Maturity

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            20,376    $   206,729
Shares issued to shareholders in
reinvestment of dividends                 398          4,008
                                  -----------    -----------
Total issued                           20,774        210,737
Shares redeemed                        (3,295)       (32,843)
                                  -----------    -----------
Net increase                           17,479    $   177,894
                                  ===========    ===========

Class C Shares for the
Period October 21, 1994++ to                        Dollar
July 31, 1995                         Shares        Amount

Shares sold                             3,813    $    38,224
Shares issued to shareholders in
reinvestment of dividends                   4             40
                                  -----------    -----------
Net increase                            3,817    $    38,264
                                  ===========    ===========

++Commencement of Operations.


New York Limited Maturity

Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           162,557    $ 1,636,956
Automatic conversion of shares          3,456         34,832
Shares issued to shareholders in
reinvestment of dividends               6,809         68,734
                                  -----------    -----------
Total issued                          172,822      1,740,522
Shares redeemed                       (13,363)      (135,500)
                                  -----------    -----------
Net increase                          159,459    $ 1,605,022
                                  ===========    ===========

Class D Shares for the
Period October 21, 1994++ to                        Dollar
July 31, 1995                         Shares        Amount

Shares sold                           271,406    $ 2,697,692
Shares issued to shareholders in
reinvestment of dividends                 754          7,474

                                  -----------    -----------
Total issued                          272,160      2,705,166
Shares redeemed                       (42,782)      (416,797)
                                  -----------    -----------
Net increase                          229,378    $ 2,288,369
                                  ===========    ===========

++Commencement of Operations.


Pennsylvania Limited Maturity

Class A Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                             5,556    $    56,865
Shares issued to shareholders in
reinvestment of dividends               1,095         11,133
                                  -----------    -----------
Total issued                            6,651         67,998
Shares redeemed                       (17,647)      (179,041)
                                  -----------    -----------
Net decrease                          (10,996)   $  (111,043)
                                  ===========    ===========

Class A Shares for the
Year Ended                                          Dollar
July 31, 1995                         Shares        Amount

Shares sold                            33,049    $   326,744
Shares issued to shareholders in
reinvestment of dividends               1,339         13,282
                                  -----------    -----------
Total issued                           34,388        340,026
Shares redeemed                       (40,535)      (402,246)
                                  -----------    -----------
Net decrease                           (6,147)   $   (62,220)
                                  ===========    ===========

Pennsylvania Limited Maturity

Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            89,391    $   910,583
Shares issued to shareholders in
reinvestment of dividends              17,173        174,586
                                  -----------    -----------
Total issued                          106,564      1,085,169

Shares redeemed                      (220,973)    (2,241,767)
                                  -----------    -----------
Net decrease                         (114,409)   $(1,156,598)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           151,037    $ 1,497,108
Shares issued to shareholders in
reinvestment of dividends              23,340        231,300
                                  -----------    -----------
Total issued                          174,377      1,728,408
Shares redeemed                      (398,422)    (3,933,111)
                                  -----------    -----------
Net decrease                         (224,045)   $(2,204,703)
                                  ===========    ===========


Pennsylvania Limited Maturity

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                             7,571    $    82,082
Shares issued to shareholders in
reinvestment of dividends                  83            850
                                  -----------    -----------
Total issued                            7,654         82,932
Shares redeemed                        (7,650)       (82,673)
                                  -----------    -----------
Net increase                                4    $       259
                                  ===========    ===========

Class C Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                               110    $     1,082
Shares issued to shareholders in
reinvestment of dividends                   3             31
                                  -----------    -----------
Net increase                              113    $     1,113
                                  ===========    ===========

++Commencement of Operations.


Pennsylvania Limited Maturity

Class D Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           155,680    $ 1,569,272

Shares issued to shareholders in
reinvestment of dividends               1,844         18,653
                                  -----------    -----------
Total issued                          157,524      1,587,925
Shares redeemed                       (16,678)      (169,594)
                                  -----------    -----------
Net increase                          140,846    $ 1,418,331
                                  ===========    ===========

Class D Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                            37,328    $   367,223
Shares issued to shareholders in
reinvestment of dividends                 476          4,763
                                  -----------    -----------
Net increase                           37,804    $   371,986
                                  ===========    ===========

++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1996, each Fund of the Trust had an approximate net capital loss carryforward as follows: $69,000 in the Arizona Limited Maturity Fund, of which $66,000 expires in 2003 and $3,000 expires in 2004; $434,000 in the California Limited Maturity Fund, of which $156,000 expires in 2003 and $278,000 expires in 2004; $718,000 in the Florida Limited Maturity Fund, of which $518,000 expires in 2003 and $200,000 expires in 2004; $340,000 in Massachusetts Limited Maturity Fund, of which $70,000 expires in 2003 and $270,000 expires in 2004; $138,000 in the Michigan Limited Maturity Fund, of which $53,000 expires in 2003 and $85,000 expires in 2004; $281,000 in the New Jersey Limited Maturity Fund, of which $98,000 expires in 2003 and $183,000 expires in 2004; $207,000 in the New York Limited Maturity Fund, of which $122,000 expires in 2002, $2,000 expires in 2003 and $83,000 expires in 2004; and $91,000 in the Pennsylvania Limited Maturity Fund, all of which expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

                               TABLE OF CONTENTS

                                                  Page
                                                  ----

Investment Objectives and Policies.............     2
Description of Municipal Bonds and Temporary
  Investments..................................     5
  Description of Municipal Bonds...............     5
  Description of Temporary Investments and
    Variable Rate Demand Obligations...........     6
  Repurchase Agreements........................     7
  Financial Futures Transactions and Options...     8
Investment Restrictions........................    12
Management of the Trust........................    14
  Trustees and Officers........................    14
  Compensation of Trustees.....................    15
  Management and Advisory Arrangements.........    16
Purchase of Shares.............................    17
  Initial Sales Charge Alternatives--Class A
    and Class D Shares.........................    18
  Reduced Initial Sales Charges................    20
  Distribution Plans...........................    22
  Limitations on the Payment of Deferred Sales
    Charges....................................    23
Redemption of Shares...........................    25
  Deferred Sales Charges--Class B and Class
    C Shares...................................    25
Portfolio Transactions.........................    26
Determination of Net Asset Value...............    27
Shareholder Services...........................    28
  Investment Account...........................    28
  Automatic Investment Plans...................    28
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions................    28
  Systematic Withdrawal Plans--Class A and
    Class D Shares.............................    29
  Exchange Privilege...........................    29
Distributions and Taxes........................    32
  Federal......................................    32
  Environmental Tax............................    34
  Tax Treatment of Financial Futures Contracts
    and Options Thereon........................    34
  State........................................    35
Performance Data...............................    38
General Information............................    47
  Description of Shares........................    47
  Computation of Offering Price Per Share......    48
  Independent Auditors.........................    49
  Custodian....................................    49
  Transfer Agent...............................    49
  Legal Counsel................................    49
  Reports to Shareholders......................    50
  Additional Information.......................    50
Appendices.....................................   A-1
Independent Auditors' Report...................   J-1
Financial Statements...........................   J-2

                                                              Code # 16926--1196

[LOGO] MERRILL LYNCH

Merrill Lynch Multi-
State Limited Maturity
Municipal Series Trust

Merrill Lynch Arizona Limited
        Maturity Municipal Bond Fund

Merrill Lynch California Limited
        Maturity Municipal Bond Fund

Merrill Lynch Florida Limited
        Maturity Municipal Bond Fund

Merrill Lynch Massachusetts Limited
        Maturity Municipal Bond Fund

Merrill Lynch Michigan Limited
        Maturity Municipal Bond Fund

Merrill Lynch New Jersey Limited
        Maturity Municipal Bond Fund

Merrill Lynch New York Limited
        Maturity Municipal Bond Fund

Merrill Lynch Pennsylvania Limited
        Maturity Municipal Bond Fund

STATEMENT OF
ADDITIONAL
INFORMATION

November 27, 1996
Distributor:
Merrill Lynch
Funds Distributor, Inc.